As filed with the Securities and Exchange Commission on February 28, 2019


                                                              File Nos. 33-66630
                                                                       811-07916

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 49 X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 51 X


                          AB EQUITY INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672


                                EMILIE D. WRAPP
                            AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                                 Paul M. Miller
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                              Washington, DC 20001

            Approximate Date of Proposed Public Offering:

            It is proposed that this filing will become effective (check appropriate box):


      [_]   immediately upon filing pursuant to paragraph (b)
      [X]   on February 28, 2019 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485


      If appropriate, check the following box:

      ___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[A/B]
[LOGO]/R/


PROSPECTUS  |  FEBRUARY 28, 2019



(Shares Offered--Exchange Ticker Symbol)

    AB Value Fund                                                   AB Core Opportunities Fund
    (Class A-ABVAX; Class B-ABVBX; Class C-ABVCX;                   (Class A-ADGAX; Class B-ADGBX; Class C-ADGCX;
     Advisor Class-ABVYX; Class R-ABVRX;                             Advisor Class-ADGYX; Class R-ADGRX;
     Class K-ABVKX; Class I-ABVIX)                                   Class K-ADGKX; Class I-ADGIX; Class Z-ADGZX)

    AB Discovery Value Fund                                         AB Global Risk Allocation Fund
    (Class A-ABASX; Class B-ABBSX; Class C-ABCSX;                   (Class A-CABNX; Class B-CABBX; Class C-CBACX;
     Advisor Class-ABYSX; Class R-ABSRX;                             Advisor Class-CBSYX; Class R-CBSRX;
     Class K-ABSKX; Class I-ABSIX; Class Z-ABSZX)                    Class K-CBSKX; Class I-CABIX)

    AB Relative Value Fund                                          AB Small Cap Value Portfolio
    (Class A-CABDX; Class B-CBBDX; Class C-CBBCX;                   (Class A-SCAVX; Class C-SCCVX; Advisor Class-SCYVX)
     Advisor Class-CBBYX; Class R-CBBRX;
     Class K-CBBKX; Class I-CBBIX; Class Z-CBBZX)

    AB Equity Income Fund                                           AB All Market Income Portfolio
    (Class A-AUIAX; Class B-AUIBX; Class C-AUICX;                   (Class A-MRKAX; Class C-MRKCX; Advisor Class-MRKYX)
     Advisor Class-AUIYX; Class R-AUIRX;
     Class K-AUIKX; Class I-AUIIX; Class Z-AUIZX)

    AB Global Real Estate Investment Fund                           AB All China Equity Portfolio
    (Class A-AREAX; Class B-AREBX; Class C-ARECX;                   (Class A-ACEAX; Advisor Class-ACEYX)
     Advisor Class-ARSYX; Class R-ARRRX;
     Class K-ARRKX; Class I-AEEIX)

    AB International Value Fund
    (Class A-ABIAX; Class B-ABIBX; Class C-ABICX;
     Advisor Class-ABIYX; Class R-AIVRX;
     Class K-AIVKX; Class I-AIVIX)



Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at
(800) 221-5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221-5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.


The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED

ARE NOT FDIC INSURED
MAY LOSE VALUE
ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               Page
SUMMARY INFORMATION...........................................   4

  AB VALUE FUND...............................................   4

  AB DISCOVERY VALUE FUND.....................................   8

  AB RELATIVE VALUE FUND......................................  12

  AB EQUITY INCOME FUND.......................................  16

  AB GLOBAL REAL ESTATE INVESTMENT FUND.......................  20

  AB INTERNATIONAL VALUE FUND.................................  25

  AB CORE OPPORTUNITIES FUND..................................  29

  AB GLOBAL RISK ALLOCATION FUND..............................  33

  AB SMALL CAP VALUE PORTFOLIO................................  38

  AB ALL MARKET INCOME PORTFOLIO..............................  42

  AB ALL CHINA EQUITY PORTFOLIO...............................  46

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  50

INVESTING IN THE FUNDS........................................  64

  How to Buy Shares...........................................  64

  The Different Share Class Expenses..........................  65

  Sales Charge Reduction Programs for Class A Shares..........  67

  CDSC Waivers and Other Programs.............................  68

  Choosing a Share Class......................................  69

  Payments to Financial Advisors and Their Firms..............  69

  How to Exchange Shares......................................  70

  How to Sell or Redeem Shares................................  71

  Frequent Purchases and Redemptions of Fund Shares...........  71

  How the Funds Value Their Shares............................  73

MANAGEMENT OF THE FUNDS.......................................  74

DIVIDENDS, DISTRIBUTIONS AND TAXES............................  79

GENERAL INFORMATION...........................................  81

GLOSSARY......................................................  82

FINANCIAL HIGHLIGHTS..........................................  83

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                 CLASS B SHARES                                CLASS
                                    CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                    SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases
(as a percentage of offering price)  4.25%             None            None       None         None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
 (Load)
(as a percentage of offering price
 or redemption proceeds, whichever
 is lower)                           None(a)         4.00%(b)        1.00%(c)     None         None
-------------------------------------------------------------------------------------------------------
Exchange Fee                         None              None            None       None         None
-------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                            .55%     .55%    .55%      .55%        .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees   .25%    1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
  Transfer Agent                           .05%     .09%    .06%      .05%        .26%    .20%   .02%
  Other Expenses                           .12%     .12%    .12%      .12%        .11%    .11%   .11%
                                           ----    -----   -----      ----       -----   -----   ----
Total Other Expenses                       .17%     .21%    .18%      .17%        .37%    .31%   .13%
                                           ----    -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses       .97%    1.76%   1.73%      .72%       1.42%   1.11%   .68%
                                           ====    =====   =====      ====       =====   =====   ====
-------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  520  $  579  $  276      $ 74      $  145  $  113   $ 69
After 3 Years   $  721  $  754  $  545      $230      $  449  $  353   $218
After 5 Years   $  938  $  954  $  939      $401      $  776  $  612   $379
After 10 Years  $1,564  $1,865  $2,041      $894      $1,702  $1,352   $847
-----------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                               CLASS B CLASS C
------------------------------------------------------------------------------
After 1 Year                                                   $  179  $  176
After 3 Years                                                  $  554  $  545
After 5 Years                                                  $  954  $  939
After 10 Years                                                 $1,865  $2,041
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

  09       10      11      12      13      14      15      16      17      18
------   ------  ------  ------  ------  ------  ------  ------  ------  -------
19.06%   11.39%  -4.00%  14.86%  35.71%  11.57%  -7.66%  10.96%  13.39%  -15.09%

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 18.19%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -18.05%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -18.72%  1.06%    7.66%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -19.58%  0.61%    7.30%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -10.41%  0.83%    6.25%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -18.44%  1.88%    8.07%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -16.51%  1.21%    7.34%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -14.91%  2.22%    8.43%
----------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -15.50%  1.53%    7.73%
----------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -15.19%  1.83%    8.05%
----------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -14.84%  2.26%    8.50%
----------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses or taxes)                          -8.27%  5.95%   11.18%
----------------------------------------------------------------------------------------------------


* After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Cem Inal        Since 2016         Senior Vice President of the Adviser

Joseph G. Paul  Since 2009         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 in this Prospectus.

AB DISCOVERY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                                 CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I, AND Z
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%             None            None       None           None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
 proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None           None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None              None            None       None           None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------
Management Fees                             .73%    .73%    .73%      .73%        .73%    .73%   .73%    .73%
Distribution and/or Service (12b-1) Fees    .25%   1.00%   1.00%      None        .50%    .25%   None    None
Other Expenses:
  Transfer Agent                            .10%    .13%    .10%      .10%        .26%    .20%   .11%    .02%
  Other Expenses                            .02%    .02%    .02%      .02%        .03%    .03%   .02%    .03%
                                           -----   -----   -----      ----       -----   -----   ----    ----
Total Other Expenses                        .12%    .15%    .12%      .12%        .29%    .23%   .13%    .05%
                                           -----   -----   -----      ----       -----   -----   ----    ----
Total Annual Fund Operating Expenses       1.10%   1.88%   1.85%      .85%       1.52%   1.21%   .86%    .78%
                                           =====   =====   =====      ====       =====   =====   ====    ====
---------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  532  $  591  $  288     $   87     $  155  $  123  $   88   $ 80
After 3 Years   $  760  $  791  $  582     $  271     $  480  $  384  $  274   $249
After 5 Years   $1,005  $1,016  $1,001     $  471     $  829  $  665  $  477   $433
After 10 Years  $1,708  $1,997  $2,169     $1,049     $1,813  $1,466  $1,061   $966
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                      CLASS B CLASS C
-------------------------------------------------------------------------------------
After 1 Year                                                          $  191  $  188
After 3 Years                                                         $  591  $  582
After 5 Years                                                         $1,016  $1,001
After 10 Years                                                        $1,997  $2,169
-------------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.


Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2018, the capitalization ranges of companies in the Russell 2500(R) Value Index ranged from approximately $26 million to $12.5 billion.


The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Fund's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

  09      10      11      12      13      14       15      16      17      18
------  ------  ------  ------  ------   -----   ------  ------  ------  -------
41.81%  26.51%  -8.40%  18.06%  37.22%   8.61%   -5.89%  24.38%  12.71%  -15.22%

                             Calendar Year End (%)


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.79%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -18.82%  3.07%   11.96%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -20.85%  1.14%   10.42%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   -9.58%  2.32%    9.85%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -18.34%  3.86%   12.35%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -16.58%  3.21%   11.64%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -14.98%  4.25%   12.77%
----------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -15.56%  3.58%   12.11%
----------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -15.32%  3.89%   12.43%
----------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -15.05%  4.25%   12.79%
----------------------------------------------------------------------------------------------------
Class Z**      Return Before Taxes                                          -14.98%  4.33%   12.91%
----------------------------------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses or taxes)                         -12.36%  4.16%   11.62%
----------------------------------------------------------------------------------------------------
Russell 2500(TM) Index/#/
(reflects no deduction for fees, expenses or taxes)                         -10.00%  5.15%   13.15%
----------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Class Z shares is 10/15/13. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.


/#/ The information for the Russell 2500(TM) Index is presented to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor  Since 2005         Senior Vice President of the Adviser

Shri Singhvi        Since 2014         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 in this Prospectus.

AB RELATIVE VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                                 CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I, AND Z
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%             None            None       None           None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
 proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None           None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None              None            None       None           None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .55%    .55%    .55%       .55%       .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .12%    .16%    .12%       .12%       .23%    .16%    .12%    .02%
  Other Expenses                                         .05%    .04%    .05%       .05%       .05%    .04%    .05%    .04%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .17%    .20%    .17%       .17%       .28%    .20%    .17%    .06%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .02%    .02%    .02%       .02%       .02%    .02%    .02%    .02%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                     .99%   1.77%   1.74%       .74%      1.35%   1.02%    .74%    .63%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.09)%  (.12)%  (.09)%     (.09)%     (.20)%  (.12)%  (.09)%  (.02)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                            .90%   1.65%   1.65%       .65%      1.15%    .90%    .65%    .61%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(d)The fee waiver and/or expense reimbursement agreement will remain in effect until February 28, 2020 and will be automatically extended for one-year terms unless the Adviser provides notice of termination 60 days prior to that date. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  513  $  568  $  268      $ 66      $  117  $   92   $ 66    $ 62
After 3 Years   $  718  $  746  $  539      $228      $  408  $  313   $228    $200
After 5 Years   $  940  $  948  $  935      $403      $  720  $  552   $403    $349
After 10 Years  $1,579  $1,868  $2,044      $910      $1,606  $1,237   $910    $784
-------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                       CLASS B CLASS C
--------------------------------------------------------------------------------------
After 1 Year                                                           $  168  $  168
After 3 Years                                                          $  546  $  539
After 5 Years                                                          $  948  $  935
After 10 Years                                                         $1,868  $2,044
--------------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.


The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual return for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


  09       10     11       12      13     14      15       16      17       18
------   ------  -----   ------  ------  -----   -----   ------  ------   ------
20.93%   13.13%  5.58%   17.53%  34.28%  8.84%   1.18%   11.15%  18.72%   -5.79%

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 14.29%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.68%, 3RD QUARTER, 2011.

PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                           -9.81%  5.55%   11.56%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -12.94%  3.37%   10.32%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   -4.06%  4.13%    9.51%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           -9.93%  5.69%   11.36%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           -7.40%  5.72%   11.24%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           -5.81%  6.73%   12.36%
----------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                           -6.03%  6.22%   11.83%
----------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                           -5.84%  6.50%   12.14%
----------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                           -5.61%  6.77%   12.48%
----------------------------------------------------------------------------------------------------
Class Z**      Return Before Taxes                                           -5.65%  6.82%   12.51%
----------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deductions for fees, expenses or taxes)                         -8.27%  5.95%   11.18%
----------------------------------------------------------------------------------------------------



*  After-tax returns:


  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Inception date for Class Z shares is 10/15/13. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:



EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso  Since 2004         Senior Vice President of the Adviser

John H. Fogarty  Since April 2018   Senior Vice President of the Adviser

Vinay Thapar     Since April 2018   Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is current income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                                 CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I, AND Z
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%             None            None       None           None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
 proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None           None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None              None            None       None           None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------
Management Fees                            .55%     .55%    .55%      .55%        .55%    .55%   .55%    .55%
Distribution and/or Service (12b-1) Fees   .25%    1.00%   1.00%      None        .50%    .25%   None    None
Other Expenses:
  Transfer Agent                           .09%     .12%    .09%      .09%        .26%    .20%   .12%    .02%
  Other Expenses                           .09%     .10%    .09%      .09%        .09%    .09%   .09%    .09%
                                           ----    -----   -----      ----       -----   -----   ----    ----
Total Other Expenses                       .18%     .22%    .18%      .18%        .35%    .29%   .21%    .11%
                                           ----    -----   -----      ----       -----   -----   ----    ----
Total Annual Fund Operating Expenses       .98%    1.77%   1.73%      .73%       1.40%   1.09%   .76%    .66%
                                           ====    =====   =====      ====       =====   =====   ====    ====
---------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  521  $  580  $  276      $ 75      $  143  $  111   $ 78    $ 67
After 3 Years   $  724  $  757  $  545      $233      $  443  $  347   $243    $211
After 5 Years   $  944  $  959  $  939      $406      $  766  $  601   $422    $368
After 10 Years  $1,575  $1,875  $2,041      $906      $1,680  $1,329   $942    $822
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                      CLASS B CLASS C
-------------------------------------------------------------------------------------
After 1 Year                                                          $  180  $  176
After 3 Years                                                         $  557  $  545
After 5 Years                                                         $  959  $  939
After 10 Years                                                        $1,875  $2,041
-------------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that the Adviser determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund's portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe drawn primarily from the S&P 500 Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser's research staff focuses on the valuations implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

EFFECTIVE SEPTEMBER 1, 2010, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN UTILITY INCOME FUND TO ALLIANCEBERNSTEIN EQUITY INCOME FUND (CURRENTLY NAMED AB EQUITY INCOME FUND), ELIMINATED ITS POLICY TO INVEST AT LEAST 80% OF ITS ASSETS IN COMPANIES IN THE UTILITIES INDUSTRY, AND ADOPTED ITS CURRENT INVESTMENT STRATEGY. IN ADDITION, THE FUND'S PORTFOLIO MANAGEMENT TEAM WAS CHANGED. THE PERFORMANCE INFORMATION SHOWN BELOW FOR PERIODS PRIOR TO THE IMPLEMENTATION OF THESE CHANGES MAY NOT BE REPRESENTATIVE OF PERFORMANCE THE FUND WILL ACHIEVE UNDER ITS CURRENT POLICIES.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


  09       10      11      12      13      14      15      16      17      18
------   ------   -----  ------  ------  ------  ------  ------  ------  ------
16.35%   18.28%   3.46%  13.66%  27.67%  10.00%  -3.89%  11.28%  17.22%  -6.83%

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 13.86%, 3RD QUARTER, 2010; AND WORST QUARTER WAS DOWN -13.92%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -10.80%  4.23%    9.78%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -13.23%  2.45%    8.28%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   -4.48%  3.21%    7.87%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -10.87%  4.36%    9.61%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           -8.32%  4.38%    9.47%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           -6.56%  5.44%   10.58%
----------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                           -7.20%  4.75%    9.92%
----------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                           -6.91%  5.07%   10.25%
----------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                           -6.60%  5.42%   10.60%
----------------------------------------------------------------------------------------------------
Class Z**      Return Before Taxes                                           -6.51%  5.52%   10.69%
----------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                          -4.38%  8.49%   13.12%
----------------------------------------------------------------------------------------------------


* After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Class Z shares is 10/15/13. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Cem Inal        Since 2018         Senior Vice President of the Adviser

Joseph G. Paul  Since 2010         Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                                CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%             None            None       None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
 proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None              None            None       None         None
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .55%    .55%    .55%       .55%       .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .16%    .22%    .17%       .16%       .26%    .20%    .10%
  Other Expenses                                                .40%    .39%    .39%       .40%       .39%    .39%    .39%
                                                              ------   -----   -----     ------      -----   -----   -----
Total Other Expenses                                            .56%    .61%    .56%       .56%       .65%    .59%    .49%
                                                              ------   -----   -----     ------      -----   -----   -----
Total Annual Fund Operating Expenses                           1.36%   2.16%   2.11%      1.11%      1.70%   1.39%   1.04%
                                                              ======   =====   =====     ======      =====   =====   =====
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%    .00%    .00%     (.01)%       .00%    .00%    .00%
                                                              ------   -----   -----     ------      -----   -----   -----
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.35%   2.16%   2.11%      1.10%      1.70%   1.39%   1.04%
                                                              ======   =====   =====     ======      =====   =====   =====
---------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  557  $  619  $  314     $  112     $  173  $  142  $  106
After 3 Years   $  836  $  876  $  661     $  352     $  536  $  440  $  331
After 5 Years   $1,137  $1,159  $1,134     $  611     $  923  $  761  $  574
After 10 Years  $1,990  $2,290  $2,441     $1,351     $2,009  $1,669  $1,271
-----------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  219  $  214
After 3 Years                                                $  676  $  661
After 5 Years                                                $1,159  $1,134
After 10 Years                                               $2,290  $2,441
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund's investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser's research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. MORTGAGE-RELATED AND/OR OTHER ASSET-BACKED SECURITIES RISK: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include "extension risk", which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and "prepayment risk", which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

  09       10      11      12      13      14       15      16      17      18
------   ------  ------  ------   -----  ------   ------  ------  ------  ------
34.97%   18.29%  -8.10%  29.15%   5.70%  13.65%   -0.26%   2.83%  13.42%  -5.09%

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 28.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.35%, 3RD QUARTER, 2011.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                                        1 YEAR  5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Class A*                     Return Before Taxes                                                         -9.14%  3.74%    9.18%
                             ---------------------------------------------------------------------------------------------------
                             Return After Taxes on Distributions                                        -10.05%  2.17%    7.56%
                             ---------------------------------------------------------------------------------------------------
                             Return After Taxes on Distributions and Sale of Fund Shares                 -4.95%  2.26%    6.79%
--------------------------------------------------------------------------------------------------------------------------------
Class B                      Return Before Taxes                                                         -9.54%  3.81%    8.95%
--------------------------------------------------------------------------------------------------------------------------------
Class C                      Return Before Taxes                                                         -6.72%  3.87%    8.84%
--------------------------------------------------------------------------------------------------------------------------------
Advisor Class                Return Before Taxes                                                         -4.82%  4.92%    9.95%
--------------------------------------------------------------------------------------------------------------------------------
Class R                      Return Before Taxes                                                         -5.47%  4.32%    9.36%
--------------------------------------------------------------------------------------------------------------------------------
Class K                      Return Before Taxes                                                         -5.15%  4.64%    9.71%
--------------------------------------------------------------------------------------------------------------------------------
Class I                      Return Before Taxes                                                         -4.86%  5.00%   10.07%
--------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)**
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
 withholding taxes)                                                                                      -8.71%  4.56%    9.67%
--------------------------------------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index**
(reflects no deduction for fees, expenses or taxes)                                                      -4.04%  8.32%   12.53%
--------------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Real Estate Index (net)***
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
 withholding taxes)                                                                                      -5.63%  4.34%    9.65%
--------------------------------------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** The MSCI World Index (net) provides broad-based information about the performance of global markets. The FTSE NAREIT Equity REIT Index provides more information about the performance of REITs in the U.S.

***The FTSE EPRA/NAREIT Developed Real Estate Index provides more information about the performance of REITs in global markets. Performance returns for the FTSE EPRA/NAREIT Developed Real Estate Index (net) are calculated applying dividend withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Eric J. Franco       Since 2012         Senior Vice President of the Adviser

Ajit D. Ketkar       Since 2017         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                                CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%             None            None       None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
 proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None              None            None       None         None
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .25%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .21%    .27%    .22%       .21%       .26%    .20%   .02%
  Other Expenses                            .22%    .22%    .21%       .22%       .22%    .22%   .22%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .43%    .49%    .43%       .43%       .48%    .42%   .24%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.43%   2.24%   2.18%      1.18%      1.73%   1.42%   .99%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  564  $  627  $  321     $  120     $  176  $  145  $  101
After 3 Years   $  858  $  900  $  682     $  375     $  545  $  449  $  315
After 5 Years   $1,173  $1,200  $1,169     $  649     $  939  $  776  $  547
After 10 Years  $2,065  $2,371  $2,513     $1,432     $2,041  $1,702  $1,213
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                      CLASS B CLASS C
-------------------------------------------------------------------------------------
After 1 Year                                                          $  227  $  221
After 3 Years                                                         $  700  $  682
After 5 Years                                                         $1,200  $1,169
After 10 Years                                                        $2,371  $2,513
-------------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

  09     10       11      12      13      14      15      16       17      18
------  -----  -------  ------  ------  ------   -----  ------   ------  -------
34.22%  3.38%  -20.20%  14.20%  22.06%  -6.56%   2.52%  -0.97%   24.83%  -23.17%


                             Calendar Year End (%)


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 26.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -23.89%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                             1 YEAR  5 YEARS 10 YEARS
-------------------------------------------------------------------------------------
Class A*       Return Before Taxes                           -26.44% -2.73%   3.00%
               ---------------------------------------------------------------------
               Return After Taxes on Distributions           -26.32% -2.92%   2.67%
               ---------------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                -15.46% -1.91%   2.60%
-------------------------------------------------------------------------------------
Class B        Return Before Taxes                           -26.87% -2.65%   2.82%
-------------------------------------------------------------------------------------
Class C        Return Before Taxes                           -24.55% -2.61%   2.70%
-------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                           -23.04% -1.62%   3.75%
-------------------------------------------------------------------------------------
Class R        Return Before Taxes                           -23.46% -2.14%   3.22%
-------------------------------------------------------------------------------------
Class K        Return Before Taxes                           -23.23% -1.82%   3.54%
-------------------------------------------------------------------------------------
Class I        Return Before Taxes                           -22.85% -1.40%   3.97%
-------------------------------------------------------------------------------------
MSCI EAFE Index (net)
(reflects no deduction for fees, expenses, or taxes except
 the reinvestment of dividends net of U.S. withholding
 taxes)                                                      -13.79%  0.53%   6.32%
-------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE    LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------
Tawhid Ali  Since 2016         Senior Vice President of the Adviser

Avi Lavi    Since 2012         Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                                 CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I, AND Z
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%             None            None       None           None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
 proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None           None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None              None            None       None           None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .55%    .55%    .55%       .55%       .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .11%    .15%    .11%       .11%       .22%    .20%    .09%    .02%
  Other Expenses                                         .18%    .18%    .19%       .18%       .18%    .18%    .18%    .19%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .29%    .33%    .30%       .29%       .40%    .38%    .27%    .21%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .02%    .02%    .02%       .02%       .02%    .02%    .02%    .02%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                    1.11%   1.90%   1.87%       .86%      1.47%   1.20%    .84%    .78%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.02)%  (.02)%  (.03)%     (.02)%     (.07)%  (.05)%  (.02)%  (.03)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                           1.09%   1.88%   1.84%       .84%      1.40%   1.15%    .82%    .75%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(d)The fee waiver and/or expense reimbursement agreement will remain in effect until February 28, 2020 and will be automatically extended for one-year terms unless the Adviser provides notice of termination 60 days prior to that date. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  531  $  591  $  287     $   86     $  143  $  117  $   84   $ 77
After 3 Years   $  761  $  795  $  585     $  272     $  458  $  376  $  266   $246
After 5 Years   $1,009  $1,025  $1,008     $  475     $  796  $  655  $  464   $430
After 10 Years  $1,718  $2,015  $2,188     $1,059     $1,751  $1,450  $1,035   $963
-------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                      CLASS B CLASS C
-------------------------------------------------------------------------------------
After 1 Year                                                          $  191  $  187
After 3 Years                                                         $  595  $  585
After 5 Years                                                         $1,025  $1,008
After 10 Years                                                        $2,015  $2,188
-------------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are attractively valued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the company's ability to perform in the future, including competitive advantages and fundamentals such as strong cash-flow generation, sustainable growth and healthy balance sheets.

At different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. CAPITALIZATION RISK: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

.. ACTIVE TRADING RISK: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund's return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.


.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

  09       10      11       12      13       14      15     16     17       18
------   ------   -----   ------  ------   ------   -----  -----  ------  ------
22.66%   15.56%   5.04%   15.63%  33.26%   12.53%   5.36%  7.96%  22.53%  -2.83%

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 14.55%, 3RD QUARTER, 2010; AND WORST QUARTER WAS DOWN -15.02%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                              1 YEAR  5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                           -6.96%  7.85%   12.84%
                 -------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          -10.59%  5.11%   11.40%
                 -------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares   -2.08%  5.79%   10.57%
------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                           -6.30%  8.56%   13.08%
------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                           -4.39%  8.00%   12.53%
------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                           -2.62%  9.08%   13.65%
------------------------------------------------------------------------------------------------------
Class R          Return Before Taxes                                           -3.10%  8.52%   13.10%
------------------------------------------------------------------------------------------------------
Class K          Return Before Taxes                                           -2.86%  8.79%   13.38%
------------------------------------------------------------------------------------------------------
Class I          Return Before Taxes                                           -2.62%  9.10%   13.71%
------------------------------------------------------------------------------------------------------
Class Z**        Return Before Taxes                                           -2.54%  9.14%   13.69%
------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                            -4.38%  8.49%   13.12%
------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index/#/
(reflects no deduction for fees, expenses or taxes)                            -8.27%  5.95%   11.18%
------------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates: 3/31/10 for Advisor Class shares and 10/15/13 for Class Z shares. Performance information for periods prior to the inception of Advisor Class and Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratios of Advisor Class and Class Z shares, respectively.


/#/ The information for the Russell 1000(R) Value Index is presented to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:



EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso  Since 1999         Senior Vice President of the Adviser

John H. Fogarty  Since April 2018   Senior Vice President of the Adviser

Vinay Thapar     Since April 2018   Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB GLOBAL RISK ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                                CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%             None            None       None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
 proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None              None            None       None         None
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .58%    .58%    .58%       .58%       .58%    .58%    .58%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .17%    .21%    .18%       .17%       .26%    .20%    .12%
  Interest Expense                                              .01%    .01%    .01%       .01%       .01%    .01%    .01%
  Other Expenses                                                .28%    .28%    .28%       .28%       .28%    .28%    .28%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                            .46%    .50%    .47%       .46%       .55%    .49%    .41%
                                                              ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%    .01%       .01%       .01%    .01%    .01%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses                           1.30%   2.09%   2.06%      1.05%      1.64%   1.33%   1.00%
                                                              ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.29%   2.08%   2.05%      1.04%      1.63%   1.32%    .99%
                                                              ======  ======  ======     ======     ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  551  $  611  $  308     $  106     $  166  $  134  $  101
After 3 Years   $  819  $  854  $  645     $  333     $  516  $  420  $  317
After 5 Years   $1,107  $1,123  $1,108     $  578     $  891  $  728  $  551
After 10 Years  $1,925  $2,218  $2,389     $1,282     $1,943  $1,601  $1,224
-----------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                              CLASS B CLASS C
-----------------------------------------------------------------------------
After 1 Year                                                  $  211  $  208
After 3 Years                                                 $  654  $  645
After 5 Years                                                 $1,123  $1,108
After 10 Years                                                $2,218  $2,389
-----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside ("tail") events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund's asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

.. equity/credit--equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

.. fixed-income--fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

..  inflation-sensitive--global inflation-indexed securities (including Treasury
   Inflation Protected Securities) and commodity-related instruments and derivatives (including commodity futures).

The Fund's investments within each asset class are generally index-based--typically, portfolios of individual securities, derivatives or exchange-traded funds ("ETFs") intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

Equity securities will comprise no more than 75% of the Fund's investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch"), which are commonly known as "junk bonds"). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund's investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund's exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund's exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions.

Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund's assets may be held in cash or invested in cash equivalents to cover the Fund's derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund's aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund's currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. ALLOCATION RISK: The allocation of investments among asset classes may have a significant effect on the Fund's net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.


.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. SUBSIDIARY RISK: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund's ability to gain exposure to commodities investments through investments in the Subsidiary.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

EFFECTIVE OCTOBER 8, 2012, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN BALANCED SHARES TO ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND (CURRENTLY NAMED AB GLOBAL RISK ALLOCATION FUND), ELIMINATED ITS NON-FUNDAMENTAL POLICIES THAT THE FUND'S INVESTMENTS WILL NORMALLY CONSIST OF ABOUT 60% IN STOCKS AND ABOUT 40% IN FIXED-INCOME SECURITIES AND THAT FIXED-INCOME SECURITIES WILL NOT NORMALLY EXCEED 60% OF THE FUND'S INVESTMENTS, AND MADE CERTAIN MATERIAL
CHANGES TO ITS INVESTMENT STRATEGY, INCLUDING ADOPTION OF A GLOBAL RATHER THAN
A U.S. FOCUS. IN ADDITION, THE FUND'S PORTFOLIO MANAGEMENT TEAM WAS CHANGED.
THE PERFORMANCE INFORMATION SHOWN BELOW FOR PERIODS PRIOR TO IMPLEMENTATION OF THESE CHANGES MAY NOT BE REPRESENTATIVE OF PERFORMANCE THE FUND WILL ACHIEVE UNDER ITS CURRENT POLICIES. THE INDEX PERFORMANCE INFORMATION SHOWN BELOW IS INTENDED TO PROVIDE APPROPRIATE COMPARISONS TO THE FUND PERFORMANCE SHOWN BELOW.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                      [CHART]


  09       10      11       12      13      14       15     16      17      18
------   ------   -----   ------  ------   -----   ------  -----  ------  ------
19.12%   11.59%   6.38%   15.94%  -0.07%   7.35%   -3.68%  7.21%  11.79%  -9.03%

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 11.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -9.32%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -12.90%  1.54%   5.87%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -13.06%  0.06%   4.79%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   -7.59%  0.64%   4.45%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -13.34%  1.63%   5.69%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -10.59%  1.66%   5.55%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           -8.78%  2.68%   6.62%
----------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                           -9.29%  2.09%   6.00%
----------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                           -9.01%  2.40%   6.33%
----------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                           -8.74%  2.82%   6.78%
----------------------------------------------------------------------------------------------------
MSCI World Index
(reflects no deduction for fees, expenses or taxes)                          -8.71%  4.56%   9.67%
----------------------------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index**
(reflects no deduction for fees, expenses or taxes)                          -1.20%  1.08%   2.49%
----------------------------------------------------------------------------------------------------
60% MSCI World Index/40% Bloomberg Barclays Global Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)**                        -5.55%  3.30%   6.96%
----------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** The information for the Bloomberg Barclays Global Aggregate Bond Index and the composite index information is presented to show how the Fund's performance compares with the returns of indices of securities similar to those in which the Fund invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy  Since 2016         Senior Vice President of the Adviser

Leon Zhu         Since 2012         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%      None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                    CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .80%    .80%       .80%
Distribution and/or Service (12b-1) Fees                                              .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .01%    .06%       .01%
  Other Expenses                                                                      .19%    .14%       .19%
                                                                                    ------  ------     ------
Total Other Expenses                                                                  .20%    .20%       .20%
                                                                                    ------  ------     ------
Acquired Fund Fees and Expenses                                                       .01%    .01%       .01%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses                                                 1.26%   2.01%      1.01%
                                                                                    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)                                          (.01)%  (.01)%     (.01)%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.25%   2.00%      1.00%
                                                                                    ======  ======     ======
-----------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until February 28, 2020 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.25%, 2.00% and 1.00% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until February 28, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through December 2, 2015 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
After 1 Year                                       $  547  $  303*    $  102
After 3 Years                                      $  807  $  630     $  321
After 5 Years                                      $1,086  $1,082     $  557
After 10 Years                                     $1,882  $2,337     $1,235
--------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000(R) Value Index and the greater of $2.5 billion or the largest company in the Russell 2000(R) Value Index. As of December 31, 2018, the market capitalization range of the Russell 2000(R) Value Index was between $26 million and $5.3 billion.


The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser looks for companies with attractive valuation (for example, with low price to book value ratios) and compelling quality factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the Fund. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the companies in the small-capitalization universe as defined above.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company is projected to generate five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Adviser generally sells a security when it no longer meets appropriate valuation criteria, although sales may be delayed when return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Adviser to dispose of the security.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000(R) Value Index by favoring promising securities that offer the best balance between return and targeted risk.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 09     10      11      12      13     14       15        16      17        18
----   ----    ----    ----    ----   ----    ------    ------   -----    ------
 n/a    n/a     n/a     n/a     n/a    n/a    -2.30%    29.49%   8.71%   -16.64%

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 13.09%, 4TH QUARTER, 2016; AND WORST QUARTER WAS DOWN -20.14%, 4TH QUARTER, 2018.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                       SINCE
                                                                            1 YEAR  INCEPTION**
-----------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -20.20%    3.09%
               --------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -21.29%    2.32%
               --------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -11.16%    2.42%
-----------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -18.04%    3.40%
-----------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -16.48%    4.44%
-----------------------------------------------------------------------------------------------
Russell 2000(R) Value Index
(reflects no deduction for fees, expenses or taxes)                         -12.86%    3.94%
-----------------------------------------------------------------------------------------------


* After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for all classes is 12/3/14.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor  Since 2014         Senior Vice President of the Adviser

Shri Singhvi        Since 2014         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB ALL MARKET INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek current income with consideration of capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%      None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                    CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                              .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .03%    .03%       .03%
  Other Expenses                                                                      .54%    .55%       .54%
                                                                                    ------  ------     ------
Total Other Expenses                                                                  .57%    .58%       .57%
                                                                                    ------  ------     ------
Acquired Fund Fees and Expenses                                                       .26%    .26%       .26%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses                                                 1.63%   2.39%      1.38%
                                                                                    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)                                          (.63)%  (.64)%     (.63)%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.00%   1.75%       .75%
                                                                                    ======  ======     ======
-----------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until February 28, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .99%, 1.74% and .74% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until February 28, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through May 10, 2016 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the expense limitations. In addition, the Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2020 in an amount equal to the Fund's share of all fees and expenses of any AB Mutual Funds in which the Fund invests. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
After 1 Year                                       $  523  $  278*    $   77
After 3 Years                                      $  858  $  684     $  375
After 5 Years                                      $1,217  $1,218     $  695
After 10 Years                                     $2,225  $2,678     $1,603
--------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Adviser will allocate the Fund's investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as "junk bonds"), preferred stocks, and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.


In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher-yielding currencies and/or short positions in currency derivatives on lower-yielding currencies.


The Adviser will adjust the Fund's investment exposure utilizing the Adviser's Dynamic Asset Allocation ("DAA") approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds ("ETFs").

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund's foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS
.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. HIGH YIELD DEBT SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.


.. SHORT SALE RISK: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund's investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.


.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.


.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.


.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 09      10      11      12      13      14       15       16       17      18
----    ----    ----    ----    ----    ----    ------   ------   ------  ------
 n/a     n/a     n/a     n/a     n/a     n/a    -1.18%   11.65%   10.89%  -8.79%


                             Calendar Year End (%)


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 4.66%, 2ND QUARTER, 2016; AND WORST QUARTER WAS DOWN -7.25%, 4TH QUARTER, 2018.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                       SINCE
                                                                            1 YEAR  INCEPTION**
-----------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -12.63%    1.90%
               --------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -13.66%   -0.10%
               --------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   -6.84%    0.85%
-----------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -10.38%    2.23%
-----------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           -8.64%    3.24%
-----------------------------------------------------------------------------------------------
MSCI ACWI (net)
(reflects no deduction for fees, expenses or taxes)                          -9.42%    4.36%
-----------------------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)***
(reflects no deduction for fees, expenses, or taxes)                          1.76%    2.52%
-----------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for all Classes is 12/18/14.


***The information for the Bloomberg Barclays Global Aggregate Bond Index (USD
   Hedged) is presented to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Morgan C. Harting  Since 2015         Senior Vice President of the Adviser

Daniel J. Loewy    Since 2014         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB ALL CHINA EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 132 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                                                CLASS A  ADVISOR CLASS
                                                                                SHARES      SHARES
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)     None
------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None
------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                                                    CLASS A ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Management Fees                                                                        .95%       .95%
Distribution and/or Service (12b-1) Fees                                               .25%       None
Other Expenses:
  Transfer Agent                                                                       .08%       .12%
  Other Expenses                                                                      2.95%      3.48%
                                                                                    -------    -------
Total Other Expenses                                                                  3.03%      3.60%
                                                                                    -------    -------
Total Annual Fund Operating Expenses                                                  4.23%      4.55%
                                                                                    =======    =======
Fee Waiver and/or Expense Reimbursement(b)                                          (2.73)%    (3.30)%
                                                                                    -------    -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.50%      1.25%
                                                                                    =======    =======
---------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)The Adviser has contractually agreed to waive its management fee and/or to bear expenses of the Fund until February 28, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.50% and 1.25% of average daily net assets, respectively, for Class A and Advisor Class shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same (except for the exclusion of offering costs after the first year) and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                             CLASS A ADVISOR CLASS
----------------------------------------------------------------------------------
After 1 Year                                                 $  571     $  127
After 3 Years                                                $1,326     $  982
After 5 Years                                                $2,099     $1,852
After 10 Years                                               $4,118     $4,098
----------------------------------------------------------------------------------



PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets in a portfolio of equity securities of companies economically tied to the People's Republic of China ("China") (including Hong Kong). A company will be considered to be economically tied to China if it: (i) is domiciled or organized in China;
(ii) has securities that are traded principally in China; or (iii) conducts a substantial part of its economic activities in China. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, or REITs, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange ("China A shares") and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives. The Fund is "non-diversified".

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

.. CHINA/SINGLE COUNTRY RISK: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China's economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and generally are less liquid than shares of companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments in equity securities denominated in foreign currencies or reduce the Fund's returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

.. DEPOSITARY RECEIPTS RISK: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:



EMPLOYEE    LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------
John Lin    Since July 2018    Senior Vice President of the Adviser

Stuart Rae  Since July 2018    Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

                                                                     INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C shares, including traditional IRAs and Roth IRAs     $2,500                 $50
(Class B shares are not currently offered to new investors)
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                       reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class shares (only available to fee-based programs or         None                  None
through other limited arrangements and certain commission-based brokerage arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K, Class I and Class Z shares are available   None                  None
at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based programs sponsored by a
financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.
---------------------------------------------------------------------------------------------------------------


You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221-5672).


     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices; additional information about each Fund's risks and investments can be found in the Funds' SAI.


DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions where a Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are privately negotiated.


A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options may include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


 - Options on Foreign Currencies. AB ALL CHINA EQUITY PORTFOLIO may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.


.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. The Securities and Exchange Commission ("SEC") may adopt similar clearing requirements in respect of security-based swaps. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Funds' investments in swap transactions include the following:


 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.

   A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

   The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date.


 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or
   (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, illiquid investments risk and credit risk.


 - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, a Fund will receive or make a payment to the counterparty.

..  OTHER DERIVATIVES AND STRATEGIES

 - Commodity-Linked Derivative Instruments. The AB GLOBAL RISK ALLOCATION FUND may invest in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

   As described below under "Investments in Wholly-Owned Subsidiary", the AB GLOBAL RISK ALLOCATION FUND may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The Subsidiary may also invest directly in commodities.

   The Internal Revenue Service (the "IRS") has issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Dividends, Distributions and Taxes" below for further information.

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



 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.


   The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.


CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or

EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


Chinese Depositary Receipts, or CDRs, are depositary receipts traded on Chinese exchanges that evidence ownership of underlying securities of Chinese companies traded in Hong Kong or outside of China. Depending on the relative prices of a CDR and its underlying security and the Adviser's assessment of price movements in the respective markets, the Adviser may at times choose to invest AB ALL CHINA EQUITY PORTFOLIO'S assets in a CDR rather than its underlying security. It is not known whether an active market for CDRs will develop, or how the value and trading activity for particular CDRs will relate to those of the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:



 Argentina                 Hungary                   Philippines
 Bangladesh                India                     Poland
 Belarus                   Indonesia                 Russia
 Belize                    Iraq                      Senegal
 Brazil                    Ivory Coast               Serbia
 Bulgaria                  Jamaica                   South Africa
 Chile                     Jordan                    South Korea
 China                     Kazakhstan                Sri Lanka
 Colombia                  Lebanon                   Taiwan
 Croatia                   Lithuania                 Thailand
 Dominican Republic        Malaysia                  Turkey
 Ecuador                   Mexico                    Ukraine
 Egypt                     Mongolia                  Uruguay
 El Salvador               Nigeria                   Venezuela
 Gabon                     Pakistan                  Vietnam
 Georgia                   Panama
 Ghana                     Peru



Countries may be added to or removed from this list at any time.


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity--economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.


Investments in China (applicable to AB ALL CHINA EQUITY PORTFOLIO). Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China's economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China's export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on AB ALL CHINA EQUITY PORTFOLIO'S performance.

China A shares are shares of companies incorporated in China and listed on the Shanghai Stock Exchange ("SSE") or the Shenzhen Stock Exchange ("SZSE"). AB ALL CHINA EQUITY PORTFOLIO may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs ("Stock Connect"). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the SSE, the SZSE and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair AB ALL CHINA EQUITY PORTFOLIO'S ability to invest in or sell China A shares and affect investment returns, including quotas that limit aggregate daily net purchases on an exchange on a particular day; the possible imposition of trading suspensions; differences in trading days between China and Stock Connect; Chinese securities regulations and stock exchange listing rules; uncertainties in China's tax rules related to the taxation of income and gains from investments in China A shares; and clearance and settlement procedures associated with Stock Connect, a relatively new program.


FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Fund may invest in TBA--mortgaged-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

EQUITY-LINKED DEBT SECURITIES
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investments in equity-linked debt securities may be considered to be speculative.

ILLIQUID SECURITIES

The Funds limit their investments in illiquid securities to 15% of their net assets. Under Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the term "illiquid securities" means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be more difficult to trade or dispose of than other types of securities.


56

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INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to change in response to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Fund may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

AB ALL MARKET INCOME PORTFOLIO has invested in another AB Mutual Fund, the AB High Income Fund, and expects to continue to do so for some time. A brief description of the AB High Income Fund follows. Additional details are available in the AB High Income Fund's prospectus and SAI. You may request a free copy of the prospectus and/or SAI of the AB High Income Fund by contacting the Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618

The AB HIGH INCOME FUND has an investment objective of seeking to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. The Adviser selects securities for purchase or sale by the Fund based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund's assets may be invested in lower-rated debt securities and unrated securities of equivalent investment quality.

INVESTMENTS IN PRE-IPO SECURITIES
A Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. A Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

INVESTMENTS IN WHOLLY-OWNED SUBSIDIARY
Investments in the Subsidiary are expected to provide the AB GLOBAL RISK ALLOCATION FUND with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and recent IRS revenue rulings. Federal tax requirements limit the extent to which the Fund may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations. See "Dividends, Distributions and Taxes" below for further information.

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It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. Although the AB GLOBAL RISK ALLOCATION FUND may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective as the Fund and is subject to the same investment policies and restrictions as the Fund, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary will also be subject to the same valuation, brokerage, and compliance policies and procedures as the Fund. The Fund and the Subsidiary will, however, test compliance with certain restrictions on a consolidated basis. In addition, the Fund wholly owns and controls the Subsidiary and the Adviser acts as investment adviser to the Fund and the Subsidiary. The Subsidiary's financial statements will be consolidated with the Fund's financial statements that are included in the Fund's annual and semi-annual reports to shareholders. Changes in the laws of the United States and/or the Cayman Islands or regulations thereunder could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

BORROWINGS AND LEVERAGE
The Funds may use borrowings or other leverage for investment purposes subject to its investment policies and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's investments in certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.


Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares of common stock and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as a Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to certain investments in derivatives that result in leverage of a Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on a Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage could result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.


LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Fund's securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.


A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the Fund's Board of Directors or Trustees (the

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"Board") and expected to be managed by the Adviser. Any such investment will be at the Fund's risk. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.


MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, pass-through certificates, collateralized mortgage obligations, or CMOs, government sponsored enterprise ("GSE") risk-sharing bonds, and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AB GLOBAL REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. AB GLOBAL REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AB GLOBAL REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

GSE Risk-Sharing Bonds. AB ALL MARKET INCOME PORTFOLIO, AB GLOBAL REAL ESTATE INVESTMENT FUND and AB GLOBAL RISK ALLOCATION FUND may each invest in mortgage-backed securities known as GSE Risk-Sharing Bonds or Credit Risk Transfer Securities ("CRTs"), which are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in more traditional mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

PARTICIPATORY NOTES

AB ALL CHINA EQUITY PORTFOLIO may enter into participatory notes (commonly known as "P-Notes") to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws. Securities brokerages in the country buy the securities, then issue to foreign investors P-Notes that derive their value from the underlying securities. P-Notes involve transaction costs, which may be higher than those applicable to the equity securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors; however, the holder of a P-Note is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. The Fund must rely on the creditworthiness of a counterparty and would have no rights against the issuer of an underlying security. Use of P-Notes involves various risks. These include the risks that the P-Notes may be illiquid and that the Fund may not be able to terminate or offset its positions at the time it wishes to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the Fund may not receive payments required to be made to them under the terms of a P-Note.


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PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Fund may enter into repurchase agreements. In a repurchase agreement transaction, the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for the Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

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STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS

A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.


Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.


A Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.


VARIABLE, FLOATING AND INVERSE FLOATING-RATE INSTRUMENTS

AB ALL CHINA EQUITY PORTFOLIO may invest in variable, floating and inverse floating-rate instruments. Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

AB ALL CHINA EQUITY PORTFOLIO may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.


ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in the Funds involve the risk considerations described below.

REAL ESTATE INVESTMENTS
Although the Funds do not invest directly in real estate, they may invest in securities of real estate companies including, in particular, AB GLOBAL REAL ESTATE INVESTMENT FUND. An investment in the Fund is subject to certain risks associated

                                                                             61

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with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, fires, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.


Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade; or

..  below investment grade ("high-yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" in the case of Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

INVESTMENT IN BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment-grade securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
Each Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the AB GLOBAL REAL ESTATE INVESTMENT FUND, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

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TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

CYBER SECURITY RISK
Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

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INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer seven classes of shares through this Prospectus, except for AB DISCOVERY VALUE FUND, AB RELATIVE VALUE FUND, AB CORE OPPORTUNITIES FUND and AB EQUITY INCOME FUND, which offer eight classes of shares through this Prospectus, AB SMALL CAP VALUE PORTFOLIO and AB ALL MARKET INCOME PORTFOLIO, which offer three classes of shares through this Prospectus and AB ALL CHINA EQUITY PORTFOLIO which offers two classes of shares through this Prospectus.


The NAV of AB GLOBAL RISK ALLOCATION FUND is disclosed daily on the Fund's website or through the investor's online account information at www.abfunds.com and/or by calling (800) 221-5672.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or "Mutual Fund Only" brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or "network level" account arrangements with a Fund.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

CLASS Z SHARES - SHARES AVAILABLE TO PERSONS PARTICIPATING IN CERTAIN FEE-BASED PROGRAMS
Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

OTHER PURCHASE INFORMATION
Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.


If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.


Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds' distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor
Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Fund.


Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, and Class R, Class K, Class I and Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.


Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.


GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Fund's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.25%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None
Class Z                   None

*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of the Funds is .30% of the aggregate average daily net assets. The Board currently limits the payments to 0.25%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B and Class C shares are subject to these higher fees for a period of eight and ten years, respectively, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

 - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

 - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs;

 - certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser; or

 - persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. FOR WAIVERS

AND DISCOUNTS NOT AVAILABLE THROUGH A PARTICULAR INTERMEDIARY, SHAREHOLDERS WILL HAVE TO PURCHASE FUND SHARES DIRECTLY FROM A FUND OR THROUGH ANOTHER INTERMEDIARY TO RECEIVE THESE WAIVERS OR DISCOUNTS.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B--Financial Intermediary Waivers.

CLASS B SHARES. EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED
(I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS. YOUR FINANCIAL INTERMEDIARY MAY HAVE DIFFERENT POLICIES AND PROCEDURES REGARDING ELIGIBILITY FOR SALES CHARGE REDUCTION PROGRAMS. SEE APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Mutual Funds", then select the Fund, then click on "More Literature--Understanding Sales Charges & Expenses").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and any AB Institutional Fund. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds' SAI for a list of additional circumstances under which a Fund will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC Waivers. See Appendix B--Financial Intermediary Waivers.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, Class K and Class I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C, Advisor Class or
Class Z shares made through your financial advisor, or in connection with participation on the intermediary's platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2019, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. For 2018, ABI expects to have paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately
$20 million for distribution services and educational support related to the AB Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  AIG Advisor Group

  American Enterprise Investment Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network

  Great-West Life & Annuity Insurance Co.
  Institutional Cash Distributors (ICD)

  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird


  UBS Financial Services
  US Bancorp Investments

  Voya Financial Partners
  Waddell & Reed, Inc.

  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Each Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

SALE IN-KIND. Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.

          8000 IH 10 W, 13th floor

          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:

.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221-5672 with instructions on how you wish to receive your sale proceeds.


..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or subject to capacity constraints has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.


POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be

  "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The AB GLOBAL RISK ALLOCATION FUND may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day. The value of the Subsidiary's shares fluctuates with the value of its portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the AB GLOBAL RISK ALLOCATION FUND, which require, among other things, that each of the Subsidiary's investments be marked-to-market each business day to reflect changes in the market value of each investment.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of December 31, 2018 totaling approximately
$516 billion (of which approximately $100 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation's FORTUNE 100 companies), for public employee retirement funds in 30 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising 114 separate investment portfolios, had as of December 31, 2018 approximately 2.5 million shareholder accounts.

During 2017, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. ("AXA Equitable"), the holding company for a diversified financial services organization, through an initial public offering ("IPO"). AXA Equitable is the holding company for a diverse group of financial services companies, including the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the "Plan"). During the second quarter of 2018, AXA Equitable completed the IPO, and in the fourth quarter of 2018 AXA completed a public offering of additional shares of AXA Equitable's common stock and simultaneously sold shares to AXA Equitable pursuant to a separate agreement with it. As a result of the foregoing sales of AXA Equitable shares, AXA currently owns approximately 59% of the shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold
$862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a "controlling block" of voting securities of the Adviser (a "Change of Control Event") and therefore may be deemed an "assignment" causing a termination of each Fund's current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of AXA Equitable. At the October 11, 2018 meeting (or at a related adjourned meeting, for certain Funds), shareholders of all Funds except AB CORE OPPORTUNITIES FUNDS and AB INTERNATIONAL VALUE FUND approved the new and future investment advisory agreements.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Funds, including with respect to the following: operations, personnel, organizational structure; capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and State regulations applicable to public companies that it was not subject to prior to the IPO. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                       FEE AS A PERCENTAGE OF
                                         AVERAGE DAILY NET    FISCAL YEAR
FUND                                          ASSETS*            ENDED
-------------------------------------------------------------------------
AB Value Fund                                   .55%           11/30/18
AB Discovery Value Fund                         .73%           11/30/18
AB Relative Value Fund                          .48%           10/31/18
AB Equity Income Fund                           .55%           11/30/18
AB Global Real Estate Investment Fund           .75%           11/30/18
AB International Value Fund                     .75%           11/30/18
AB Core Opportunities Fund                      .55%           11/30/18
AB Global Risk Allocation Fund                  .58%           11/30/18
AB Small Cap Value Portfolio                    .80%           11/30/18
AB All Market Income Portfolio                  .00%           11/30/18
AB All China Equity Portfolio                   .00%           11/30/18

--------
*Fees are stated net of any fee waivers and/or expense reimbursements. See
 "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus for more information about waivers.

The Subsidiary has entered into a separate advisory agreement with the Adviser, which is the investment adviser for both the Subsidiary and the AB GLOBAL RISK ALLOCATION FUND, under which the Adviser provides investment advisory services and order placement facilities for the Subsidiary. The Subsidiary pays no separate advisory or other fees for these services, which are included in the advisory fee paid by the Fund.


A discussion regarding the basis for the Board's approval of a Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the period ended October 31, 2018 for AB RELATIVE VALUE FUND and the period ended November 30, 2018 for AB ALL MARKET INCOME PORTFOLIO, AB VALUE FUND, AB DISCOVERY VALUE FUND, AB EQUITY INCOME FUND, AB SMALL CAP VALUE PORTFOLIO, AB GLOBAL REAL ESTATE INVESTMENT FUND, AB INTERNATIONAL VALUE FUND, AB CORE OPPORTUNITIES FUND, and AB GLOBAL RISK ALLOCATION FUND and AB ALL CHINA EQUITY PORTFOLIO.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of, and investment decisions for, AB RELATIVE VALUE FUND and AB CORE OPPORTUNITIES FUND are made by the Adviser's Relative Value Investment Team.

The following table lists the persons within the Relative Value Investment Team with the most significant responsibility for the day-to-day management of each Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's portfolio and each person's principal occupation during the past five years:



                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2004 for the AB       Senior Vice President of the Adviser,
Relative Value Fund and since 1999 for the   with which he has been associated in a
AB Core Opportunities Fund; Senior Vice      substantially similar capacity to his
President of the Adviser                     current position since prior to 2014.

John H. Fogarty; since April 2018; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2014.

Vinay Thapar; since April 2018; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2014.


The management of, and investment decisions for, AB GLOBAL RISK ALLOCATION FUND are made by the Adviser's Quantitative Investment Team.

The following table lists the persons within the Quantitative Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's portfolio and each person's principal occupation during the past five years:


                                              PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Daniel J. Loewy; since 2016; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2014.

Leon Zhu; since 2012; Senior Vice         Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2014.



The management of, and investment decisions for, AB ALL CHINA EQUITY PORTFOLIO are made by the Adviser's China Equity Team. The China Equity Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the persons within the China Equity Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's portfolio and each person's principal occupation during the past five years:



                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
John Lin, since July 2018; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                  Senior Research Analyst and Portfolio
                                          Manager of the Adviser, with which he
                                          has been associated in a substantially
                                          similar capacity to his current position
                                          since prior to 2014.

Stuart Rae; since July 2018; Senior Vice  Senior Vice President and Chief
President of the Adviser                  Investment Officer of Asia-Pacific Value
                                          Equities of the Adviser, with which he
                                          has been associated in a substantially
                                          similar capacity to his current position
                                          since prior to 2014.


The management of, and investment decisions for, each of the other Funds' portfolios are made by the Senior Investment Management Teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.


The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's portfolio and each person's principal occupation during the past five years:



                                                            PRINCIPAL
     FUND AND                EMPLOYEE; LENGTH OF       OCCUPATION DURING THE
 RESPONSIBLE GROUP              SERVICE; TITLE          PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AB Value Fund             Cem Inal; since 2016;     Senior Vice President of
 U.S. Value Senior         Senior Vice President of  the Adviser, with which
 Investment Management     the Adviser               he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

                           Joseph G. Paul; since     Senior Vice President of
                           2009; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

 AB Discovery Value Fund   James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value       since 2005; Senior Vice   the Adviser, with which
 Senior Investment         President of the Adviser  he has been associated
 Management Team                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

                           Shri Singhvi; since       Senior Vice President of
                           2014; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

 AB Equity Income Fund     Cem Inal; since February  (see above)
 U.S. Equity Income        2018; Senior Vice
 Senior Investment         President of the Adviser
 Management Team

                           Joseph G. Paul; since     (see above)
                           2010; Senior Vice
                           President of the Adviser

 AB Global Real Estate     Eric J. Franco; since     Senior Vice President of
 Investment Fund           2012; Senior Vice         the Adviser, with which
 Global Real Estate        President of the Adviser  he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

                           Ajit D. Ketkar; since     Senior Vice President of
                           2017; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

 AB International Value    Tawhid Ali; since 2016;   Senior Vice President of
 Fund                      Senior Vice President of  the Adviser, with which
 International Value       the Adviser               he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

                           Avi Lavi; since 2012;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

 AB Small Cap Value        James W. MacGregor;       (see above)
 Portfolio                 since 2014; Senior Vice
 Small/Mid Cap Value       President of the Adviser
 Senior Investment
 Management Team
                           Shri Singhvi; since       (see above)
                           2014; Senior Vice
                           President of the Adviser

 AB All Market Income      Morgan C. Harting; since  Senior Vice President of
 Portfolio                 2015; Senior Vice         the Adviser, with which
 Multi-Asset Solutions     President of the Adviser  he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2014.

                           Daniel J. Loewy, since    (see above)
                           2014; Senior Vice
                           President of the Adviser


The Funds' SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

AB SMALL CAP VALUE PORTFOLIO. The investment team employed by the Adviser to manage the Fund has substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with substantially similar investment strategies as those applicable to the Fund. The Similarly Managed Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected the performance of the Similarly Managed Accounts.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team of the Adviser managed the Similarly Managed Accounts through December 31, 2018. The aggregate assets for the Similarly Managed Accounts as of December 31, 2018 are also shown. The Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings.

The performance data is net of fees charged by the Adviser to the Similarly Managed Accounts, generally calculated by deducting on a monthly basis the highest investment management fee payable by a Similarly Managed Account, and portfolio transaction costs. The highest investment management fee payable for the Similarly Managed Accounts is 1.00% of assets annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A and Class C shares of the Fund in accordance with the plans adopted by the Fund's Board under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

With respect to the Fund, income has been accrued daily and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The Russell 2000(R) Value Index is used by the Fund and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. The Russell 2000(R) Value Index measures the performance of small-cap value segment of the U.S. equity universe.


To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the Russell 2000(R) Value Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.


The performance data below is provided solely to illustrate the investment team's performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of all or any portion of the Fund.


The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.


SCHEDULE OF HISTORICAL PERFORMANCE* - SIMILARLY MANAGED ACCOUNTS



                                                SIMILARLY
                                             MANAGED ACCOUNTS RUSSELL 2000
                                              TOTAL RETURN**  VALUE INDEX
--------------------------------------------------------------------------
Year Ended December 31:
2018                                               -16.38%        -12.86%
2017                                                 8.83%          7.84%
2016                                                29.86%         31.74%
2015                                                -1.80%         -7.47%
2014                                                 9.28%          4.22%
2013                                                41.02%         34.52%
2012                                                22.05%         18.05%
2011                                                -7.89%         -5.50%
2010                                                32.46%         24.50%
2009                                                45.57%         20.58%
2008                                               -36.91%        -28.92%
2007                                                -1.53%         -9.78%
2006                                                16.00%         23.48%
2005                                                 7.89%          4.71%
2004                                                22.37%         22.25%
Cumulative total return for the period from
 December 31, 1990 (inception of
 Similarly Managed Accounts) to
 December 31, 2018                               2,453.02%      1,941.99%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018*
SIMILARLY MANAGED ACCOUNTS--NET OF FEES PERFORMANCE Average annual returns for periods ended December 31, 2018, with aggregate assets as of December 31, 2018.



                                                        ASSETS                                         SINCE
                                                     (IN MILLIONS) 1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION***
----------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts                             $1,798.26   -16.38%  5.72%   4.87%   14.51%     12.27%
Russell 2000(R) Value Index (Capitalization Weight)                -12.86%  7.37%   3.61%   10.40%     11.37%

--------

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of fees charged by the Adviser and portfolio transaction costs.

***Inception date of Similarly Managed Accounts is December 31, 1990.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by a Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by a Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AB GLOBAL REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the AB GLOBAL RISK ALLOCATION FUND'S ability to utilize commodity-linked derivatives as part of its investment portfolio is limited to a maximum of 10% of its gross income.

The AB GLOBAL RISK ALLOCATION FUND intends to seek exposure to the commodities markets primarily through investments in the Subsidiary. The Fund has received an opinion of counsel that such income should constitute qualifying income for purposes of Subchapter M. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Fund cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. In September 2016, the IRS issued Proposed Treasury Regulations which would treat income derived by the Fund from the Subsidiary as qualifying income only to the extent that such income is currently distributed. These proposed regulations will be effective for taxable years that begin on or after the date that is 90 days after their publication as final regulations. If these Proposed Treasury Regulations become effective, income derived by the Fund from the Subsidiary will only be treated as qualifying income for purposes of Subchapter M to the extent that it is currently distributed to the Fund. As a result, the Subsidiary may be required to make current distributions in order for the Fund to continue to qualify as a regulated investment company.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
(800) 221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Bloomberg, including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.

FTSE EPRA/NAREIT DEVELOPED REAL ESTATE INDEX is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT INDEX is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.


MSCI AC WORLD INDEX is a free-float adjusted-market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 2018, the MSCI AC World Index consisted of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.


MSCI EAFE INDEX is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity markets of all countries that are a part of the index. The EAFE acronym stands for "EUROPE, AUSTRALASIA, AND FAR EAST".

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(TM) INDEX measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(TM) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest companies based on a combination of their market cap and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund's financial statements have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

AB VALUE FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016       2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.93     $ 14.29      $ 13.86     $ 14.51   $ 12.93
                                                             -------     -------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .14(b)      .15(b)+      .16(b)      .16       .20
Net realized and unrealized gain (loss) on investment
 transactions                                                   (.55)       1.65          .44        (.60)     1.51
                                                             -------     -------      -------     -------   -------
Net increase (decrease) in net asset value from operations      (.41)       1.80          .60        (.44)     1.71
                                                             -------     -------      -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            (.16)       (.16)        (.17)       (.21)     (.13)
                                                             -------     -------      -------     -------   -------
Net asset value, end of period                               $ 15.36     $ 15.93      $ 14.29     $ 13.86   $ 14.51
                                                             =======     =======      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*           (2.52)%     12.68%+       4.44%      (3.07)%   13.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $51,284     $58,220      $49,150     $54,560   $62,021
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .97%        .98%        1.00%       1.03%     1.04%
 Expenses, before waivers/reimbursements                         .97%        .98%        1.00%       1.03%     1.04%
 Net investment income                                           .90%(b)    1.02%(b)+    1.22%(b)    1.15%     1.45%
Portfolio turnover rate                                           40%         41%          74%         91%       56%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016       2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.99     $ 14.34      $ 13.89     $ 14.53   $ 12.94
                                                             -------     -------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d)                                      .13(b)      .14(b)+      .15(b)      .15       .20
Net realized and unrealized gain (loss) on investment
 transactions                                                   (.55)       1.65          .45        (.60)     1.52
                                                             -------     -------      -------     -------   -------
Net increase (decrease) in net asset value from operations      (.42)       1.79          .60        (.45)     1.72
                                                             -------     -------      -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            (.14)       (.14)        (.15)       (.19)     (.13)
                                                             -------     -------      -------     -------   -------
Net asset value, end of period                               $ 15.43     $ 15.99      $ 14.34     $ 13.89   $ 14.53
                                                             =======     =======      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*           (2.64)%     12.60%+       4.40%      (3.13)%   13.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   598     $   831      $   999     $ 1,475   $ 2,605
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.05%       1.07%        1.05%       1.08%     1.06%
 Expenses, before waivers/reimbursements                        1.76%       1.77%        1.75%       1.78%     1.76%
 Net investment income(d)                                        .80%(b)     .93%(b)+    1.17%(b)    1.07%     1.47%
Portfolio turnover rate                                           40%         41%          74%         91%       56%
--------------------------------------------------------------------------------------------------------------------


See footnote summary on page 87.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017          2016        2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  15.81     $  14.19      $  13.76     $  14.41   $  12.84
                                                             --------     --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .02(b)       .04(b)+       .06(b)       .06        .10
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.53)        1.64           .44         (.60)      1.52
                                                             --------     --------      --------     --------   --------
Net increase (decrease) in net asset value from operations       (.51)        1.68           .50         (.54)      1.62
                                                             --------     --------      --------     --------   --------
LESS: DIVIDENDS
Dividends from net investment income                            - 0 -         (.06)         (.07)        (.11)      (.05)
                                                             --------     --------      --------     --------   --------
Net asset value, end of period                               $  15.30     $  15.81      $  14.19     $  13.76   $  14.41
                                                             ========     ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*            (3.23)%      11.84%+        3.64%       (3.77)%    12.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  2,681     $  4,238      $ 14,545     $ 15,571   $ 18,617
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         1.72%        1.73%         1.74%        1.73%      1.74%
 Expenses, before waivers/reimbursements                         1.73%        1.74%         1.74%        1.73%      1.74%
 Net investment income                                            .13%(b)      .26%(b)+      .47%(b)      .44%       .74%
Portfolio turnover rate                                            40%          41%           74%          91%        56%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017          2016        2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  15.96     $  14.31      $  13.89     $  14.55   $  12.96
                                                             --------     --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .18(b)       .19(b)+       .19(b)       .21        .24
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.54)        1.65           .45         (.62)      1.52
                                                             --------     --------      --------     --------   --------
Net increase (decrease) in net asset value from operations       (.36)        1.84           .64         (.41)      1.76
                                                             --------     --------      --------     --------   --------
LESS: DIVIDENDS
Dividends from net investment income                             (.20)        (.19)         (.22)        (.25)      (.17)
                                                             --------     --------      --------     --------   --------
Net asset value, end of period                               $  15.40     $  15.96      $  14.31     $  13.89   $  14.55
                                                             ========     ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*            (2.31)%      13.02%+        4.72%       (2.84)%    13.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $312,921     $342,437      $319,337     $313,391   $324,882
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .72%         .73%          .74%         .73%       .74%
 Expenses, before waivers/reimbursements                          .72%         .73%          .74%         .73%       .74%
 Net investment income                                           1.15%(b)     1.26%(b)+     1.48%(b)     1.45%      1.79%
Portfolio turnover rate                                            40%          41%           74%          91%        56%
-------------------------------------------------------------------------------------------------------------------------


See footnote summary on page 87.

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS R
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2018        2017        2016       2015      2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.76     $ 14.14      $ 13.69     $ 14.34   $ 12.76
                                                             ------     -------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .07(b)      .09(b)+      .10(b)      .11       .14
Net realized and unrealized gain (loss) on investment
 transactions                                                  (.53)       1.62          .44        (.60)     1.52
                                                             ------     -------      -------     -------   -------
Net increase (decrease) in net asset value from operations     (.46)       1.71          .54        (.49)     1.66
                                                             ------     -------      -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                           (.10)       (.09)        (.09)       (.16)     (.08)
                                                             ------     -------      -------     -------   -------
Net asset value, end of period                               $15.20     $ 15.76      $ 14.14     $ 13.69   $ 14.34
                                                             ======     =======      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*          (2.96)%     12.17%+       3.99%      (3.47)%   13.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  847     $ 1,089      $ 1,190     $ 1,127   $ 2,001
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.42%       1.41%        1.43%       1.41%     1.42%
 Expenses, before waivers/reimbursements                       1.42%       1.41%        1.43%       1.41%     1.42%
 Net investment income                                          .43%(b)     .59%(b)+     .78%(b)     .76%     1.07%
Portfolio turnover rate                                          40%         41%          74%         91%       56%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS K
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2018        2017        2016       2015      2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.63     $ 14.03      $ 13.62     $ 14.27   $ 12.72
                                                             ------     -------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .12(b)      .13(b)+      .14(b)      .15       .18
Net realized and unrealized gain (loss) on investment
 transactions                                                  (.53)       1.62          .43        (.59)     1.50
                                                             ------     -------      -------     -------   -------
Net increase (decrease) in net asset value from operations     (.41)       1.75          .57        (.44)     1.68
                                                             ------     -------      -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                           (.14)       (.15)        (.16)       (.21)     (.13)
                                                             ------     -------      -------     -------   -------
Net asset value, end of period                               $15.08     $ 15.63      $ 14.03     $ 13.62   $ 14.27
                                                             ======     =======      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*          (2.65)%     12.56%+       4.26%      (3.16)%   13.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $8,380     $10,167      $10,976     $10,345   $12,200
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.11%       1.11%        1.11%       1.11%     1.11%
 Expenses, before waivers/reimbursements                       1.11%       1.12%        1.11%       1.11%     1.11%
 Net investment income                                          .75%(b)     .88%(b)+    1.10%(b)    1.07%     1.36%
Portfolio turnover rate                                          40%         41%          74%         91%       56%
-------------------------------------------------------------------------------------------------------------------


See footnote summary on page 87.

---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                                                          YEAR ENDED NOVEMBER 30,
                                                                2018       2017        2016      2015    2014
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.82     $14.20      $13.78     $14.44   $12.86
                                                             ------     ------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .18(b)     .19(b)+     .20(b)     .21      .24
Net realized and unrealized gain (loss) on investment
 transactions                                                  (.53)      1.63         .44       (.61)    1.52
                                                             ------     ------      ------     ------   ------
Net increase (decrease) in net asset value from operations     (.35)      1.82         .64       (.40)    1.76
                                                             ------     ------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                           (.20)      (.20)       (.22)      (.26)    (.18)
                                                             ------     ------      ------     ------   ------
Net asset value, end of period                               $15.27     $15.82      $14.20     $13.78   $14.44
                                                             ======     ======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*          (2.16)%    12.96%+      4.81%     (2.81)%  13.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,479     $3,048      $3,046     $3,048   $3,467
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        .68%       .68%        .69%       .69%     .68%
 Expenses, before waivers/reimbursements                        .68%       .69%        .69%       .69%     .68%
 Net investment income                                         1.17%(b)   1.31%(b)+   1.52%(b)   1.50%    1.79%
Portfolio turnover rate                                          40%        41%         74%        91%      56%
---------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Net of fees and expenses waived by the Distributor.

 + For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



  NET INVESTMENT INCOME     NET INVESTMENT INCOME
        PER SHARE                   RATIO                  TOTAL RETURN
 ------------------------  ------------------------  ------------------------
          $.002                      .01%                      .01%



* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014 by .06%, .07%, .21%, .13% and .03%,
  respectively.

AB DISCOVERY VALUE FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2018         2017         2016       2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  24.15     $  22.12     $  20.19     $  22.91  $  22.87
                                                             --------     --------     --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .07(b)       .04(b)       .05(b)       .03       .10
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.69)        2.75         3.02          .13      2.00
Capital contributions                                           - 0 -        - 0 -          .00(c)     - 0 -     - 0 -
                                                             --------     --------     --------     --------  --------
Net increase (decrease) in net asset value from operations       (.62)        2.79         3.07          .16      2.10
                                                             --------     --------     --------     --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.04)        (.04)        (.00)(c)     (.10)     (.05)
Distributions from net realized gain on investment
 transactions                                                   (1.43)        (.72)       (1.14)       (2.78)    (2.01)
                                                             --------     --------     --------     --------  --------
Total dividends and distributions                               (1.47)        (.76)       (1.14)       (2.88)    (2.06)
                                                             --------     --------     --------     --------  --------
Net asset value, end of period                               $  22.06     $  24.15     $  22.12     $  20.19  $  22.91
                                                             ========     ========     ========     ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)*            (2.57)%      12.94%       16.56%         .87%    10.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $422,764     $509,111     $516,153     $549,547  $649,671
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      1.10%        1.12%        1.16%        1.20%     1.21%
 Expenses, before waivers/reimbursements(e)                      1.10%        1.13%        1.16%        1.20%     1.21%
 Net investment income                                            .30%(b)      .17%(b)      .25%(b)      .16%      .45%
Portfolio turnover rate                                            42%          39%          57%          47%       50%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2018         2017         2016       2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  22.71     $  20.84     $  19.11     $  21.83  $  21.87
                                                             --------     --------     --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(f)                                       .04(b)       .01(b)       .03(b)       .02       .08
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.64)        2.58         2.84          .11      1.91
Capital contributions                                           - 0 -        - 0 -          .00(c)     - 0 -     - 0 -
                                                             --------     --------     --------     --------  --------
Net increase (decrease) in net asset value from operations       (.60)        2.59         2.87          .13      1.99
                                                             --------     --------     --------     --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.00)(c)     (.00)(c)    - 0 -         (.07)     (.02)
Distributions from net realized gain on
 investment transactions                                        (1.43)        (.72)       (1.14)       (2.78)    (2.01)
                                                             --------     --------     --------     --------  --------
Total dividends and distributions                               (1.43)        (.72)       (1.14)       (2.85)    (2.03)
                                                             --------     --------     --------     --------  --------
Net asset value, end of period                               $  20.68     $  22.71     $  20.84     $  19.11  $  21.83
                                                             ========     ========     ========     ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)*            (2.68)%      12.82%       16.44%         .78%     9.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  1,665     $  2,467     $  3,702     $  6,026  $ 11,597
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      1.23%        1.25%        1.27%        1.27%     1.27%
 Expenses, before waivers/reimbursements(e)                      1.88%        1.91%        1.92%        1.92%     1.92%
 Net investment income(f)                                         .18%(b)      .04%(b)      .18%(b)      .10%      .40%
Portfolio turnover rate                                            42%          39%          57%          47%       50%
-----------------------------------------------------------------------------------------------------------------------


See footnote summary on page 91.

--------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
                                                                           YEAR ENDED NOVEMBER 30,
                                                        2018            2017            2016           2015        2014
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    21.46      $    19.85      $    18.37      $    21.13   $  21.35
                                                   ----------      ----------      ----------      ----------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                   (.09)(b)        (.12)(b)        (.08)(b)        (.10)      (.05)
Net realized and unrealized gain (loss) on
 investment transactions                                 (.60)           2.45            2.70             .12       1.84
Capital contributions                                   - 0 -           - 0 -             .00(c)        - 0 -      - 0 -
                                                   ----------      ----------      ----------      ----------   --------
Net increase (decrease) in net asset value from
 operations                                              (.69)           2.33            2.62             .02       1.79
                                                   ----------      ----------      ----------      ----------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
 investment transactions                                (1.43)           (.72)          (1.14)          (2.78)     (2.01)
                                                   ----------      ----------      ----------      ----------   --------
Net asset value, end of period                     $    19.34      $    21.46      $    19.85      $    18.37   $  21.13
                                                   ==========      ==========      ==========      ==========   ========
TOTAL RETURN
Total investment return based on net asset
 value(d)*                                              (3.31)%         12.11%          15.69%            .19%      9.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $   59,761      $   81,567      $  143,061      $  153,736   $174,848
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)              1.85%           1.87%           1.90%           1.90%      1.91%
 Expenses, before waivers/reimbursements(e)              1.85%           1.87%           1.90%           1.90%      1.91%
 Net investment loss                                     (.44)%(b)       (.60)%(b)       (.49)%(b)       (.55)%     (.26)%
Portfolio turnover rate                                    42%             39%             57%             47%        50%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                                ADVISOR CLASS
                                                                           YEAR ENDED NOVEMBER 30,
                                                        2018            2017            2016           2015        2014
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    24.72      $    22.62      $    20.63      $    23.35   $  23.27
                                                   ----------      ----------      ----------      ----------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                  .13(b)          .10(b)          .10(b)          .09        .17
Net realized and unrealized gain (loss) on
 investment transactions                                 (.71)           2.81            3.08             .14       2.03
Capital contributions                                   - 0 -           - 0 -             .00(c)        - 0 -      - 0 -
                                                   ----------      ----------      ----------      ----------   --------
Net increase (decrease) in net asset value from
 operations                                              (.58)           2.91            3.18             .23       2.20
                                                   ----------      ----------      ----------      ----------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                     (.09)           (.09)           (.05)           (.17)      (.11)
Distributions from net realized gain on
 investment transactions                                (1.43)           (.72)          (1.14)          (2.78)     (2.01)
                                                   ----------      ----------      ----------      ----------   --------
Total dividends and distributions                       (1.52)           (.81)          (1.19)          (2.95)     (2.12)
                                                   ----------      ----------      ----------      ----------   --------
Net asset value, end of period                     $    22.62      $    24.72      $    22.62      $    20.63   $  23.35
                                                   ==========      ==========      ==========      ==========   ========
TOTAL RETURN
Total investment return based on net asset
 value(d)*                                              (2.34)%         13.25%          16.83%           1.21%     10.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $1,349,282      $1,413,304      $1,221,938      $1,155,700   $991,020
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)               .85%            .87%            .89%            .90%       .91%
 Expenses, before waivers/reimbursements(e)               .85%            .88%            .90%            .90%       .91%
 Net investment income                                    .56%(b)         .42%(b)         .50%(b)         .44%       .74%
Portfolio turnover rate                                    42%             39%             57%             47%        50%
--------------------------------------------------------------------------------------------------------------------------


See footnote summary on page 91.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS R
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017         2016         2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 23.48      $ 21.57      $  19.79      $  22.50   $  22.53
                                                             -------      -------      --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 (.02)(b)     (.05)(b)      (.02)(b)      (.03)       .03
Net realized and unrealized gain (loss) on investment
 transactions                                                   (.67)        2.68          2.94           .13       1.95
Capital contributions                                          - 0 -        - 0 -           .00(c)      - 0 -      - 0 -
                                                             -------      -------      --------      --------   --------
Net increase (decrease) in net asset value from operations      (.69)        2.63          2.92           .10       1.98
                                                             -------      -------      --------      --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -        - 0 -         - 0 -          (.03)     - 0 -
Distributions from net realized gain on investment
 transactions                                                  (1.43)        (.72)        (1.14)        (2.78)     (2.01)
                                                             -------      -------      --------      --------   --------
Total dividends and distributions                              (1.43)        (.72)        (1.14)        (2.81)     (2.01)
                                                             -------      -------      --------      --------   --------
Net asset value, end of period                               $ 21.36      $ 23.48      $  21.57      $  19.79   $  22.50
                                                             =======      =======      ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*           (3.01)%      12.55%        16.11%          .56%      9.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $74,104      $94,612      $100,017      $106,830   $138,740
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.51%        1.52%         1.52%         1.54%      1.54%
 Expenses, before waivers/reimbursements(e)                     1.52%        1.53%         1.53%         1.54%      1.54%
 Net investment income (loss)                                   (.11)%(b)    (.23)%(b)     (.11)%(b)     (.17)%      .12%
Portfolio turnover rate                                           42%          39%           57%           47%        50%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS K
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017         2016         2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 23.80      $ 21.82      $  19.95      $  22.67   $  22.66
                                                             -------      -------      --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .05(b)       .01(b)        .03(b)        .03        .09
Net realized and unrealized gain (loss) on investment
 transactions                                                   (.68)        2.72          2.98           .13       1.98
Capital contributions                                          - 0 -        - 0 -           .00(c)      - 0 -      - 0 -
                                                             -------      -------      --------      --------   --------
Net increase (decrease) in net asset value from operations      (.63)        2.73          3.01           .16       2.07
                                                             -------      -------      --------      --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -         (.03)        - 0 -          (.10)      (.05)
Distributions from net realized gain on investment
 transactions                                                  (1.43)        (.72)        (1.14)        (2.78)     (2.01)
                                                             -------      -------      --------      --------   --------
Total dividends and distributions                              (1.43)        (.75)        (1.14)        (2.88)     (2.06)
                                                             -------      -------      --------      --------   --------
Net asset value, end of period                               $ 21.74      $ 23.80      $  21.82      $  19.95   $  22.67
                                                             =======      =======      ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*           (2.69)%      12.88%        16.45%          .87%     10.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $37,062      $43,126      $ 63,529      $ 62,512   $ 68,981
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.20%        1.21%         1.21%         1.23%      1.23%
 Expenses, before waivers/reimbursements(e)                     1.21%        1.22%         1.22%         1.23%      1.23%
 Net investment income                                           .20%(b)      .07%(b)       .19%(b)       .13%       .43%
Portfolio turnover rate                                           42%          39%           57%           47%        50%
-------------------------------------------------------------------------------------------------------------------------


See footnote summary on page 91.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2018         2017         2016       2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  24.03     $  22.01     $  20.10     $  22.83  $  22.80
                                                             --------     --------     --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .12(b)       .10(b)       .09(b)       .10       .17
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.68)        2.73         3.01          .13      1.99
Capital contributions                                           - 0 -        - 0 -          .00(c)     - 0 -     - 0 -
                                                             --------     --------     --------     --------  --------
Net increase (decrease) in net asset value from operations       (.56)        2.83         3.10          .23      2.16
                                                             --------     --------     --------     --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)        (.09)        (.05)        (.18)     (.12)
Distributions from net realized gain on investment
 transactions                                                   (1.43)        (.72)       (1.14)       (2.78)    (2.01)
                                                             --------     --------     --------     --------  --------
Total dividends and distributions                               (1.53)        (.81)       (1.19)       (2.96)    (2.13)
                                                             --------     --------     --------     --------  --------
Net asset value, end of period                               $  21.94     $  24.03     $  22.01     $  20.10  $  22.83
                                                             ========     ========     ========     ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)*            (2.35)%      13.27%       16.85%        1.21%    10.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $222,060     $265,834     $247,354     $194,660  $307,096
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .86%         .85%         .88%         .88%      .89%
 Expenses, before waivers/reimbursements(e)                       .86%         .86%         .89%         .88%      .89%
 Net investment income                                            .54%(b)      .44%(b)      .50%(b)      .48%      .77%
Portfolio turnover rate                                            42%          39%          57%          47%       50%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Z
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2018         2017         2016       2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  24.01     $  21.99     $  20.09     $  22.82  $  22.80
                                                             --------     --------     --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .14(b)       .12(b)       .11(b)       .10       .16
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.68)        2.72         2.99          .15      2.00
Capital contributions                                           - 0 -        - 0 -          .00(c)     - 0 -     - 0 -
                                                             --------     --------     --------     --------  --------
Net increase (decrease) in net asset value from operations       (.54)        2.84         3.10          .25      2.16
                                                             --------     --------     --------     --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)        (.10)        (.06)        (.20)     (.13)
Distributions from net realized gain on investment
 transactions                                                   (1.43)        (.72)       (1.14)       (2.78)    (2.01)
                                                             --------     --------     --------     --------  --------
Total dividends and distributions                               (1.54)        (.82)       (1.20)       (2.98)    (2.14)
                                                             --------     --------     --------     --------  --------
Net asset value, end of period                               $  21.93     $  24.01     $  21.99     $  20.09  $  22.82
                                                             ========     ========     ========     ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)*            (2.25)%      13.36%       16.93%        1.30%    10.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $781,102     $554,655     $279,294     $212,344  $ 42,049
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .77%         .78%         .80%         .81%      .81%
 Expenses, before waivers/reimbursements(e)                       .78%         .79%         .80%         .81%      .81%
 Net investment income                                            .62%(b)      .53%(b)      .59%(b)      .48%      .74%
Portfolio turnover rate.                                           42%          39%          57%          47%       50%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

(f)Net of fees and expenses waived by the Distributor.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2018 and November 30, 2017 by .04% and .09%, respectively.

AB RELATIVE VALUE FUND

---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
                                                                           YEAR ENDED OCTOBER 31,
                                                                2018      2017       2016       2015     2014
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.24    $  5.49   $  5.63     $  5.68  $  5.10
                                                             -------    -------   -------     -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .06        .05+      .06         .05      .05
Net realized and unrealized gain on investment transactions      .38       1.09       .02++       .21      .57
Capital contributions                                            .00(c)   - 0 -       .01       - 0 -    - 0 -
                                                             -------    -------   -------     -------  -------
Net increase in net asset value from operations                  .44       1.14       .09         .26      .62
                                                             -------    -------   -------     -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.05)      (.10)     (.05)       (.04)    (.04)
Distributions from net realized gain on investment
 transactions                                                   (.69)      (.29)     (.18)       (.27)   - 0 -
                                                             -------    -------   -------     -------  -------
Total dividends and distributions                               (.74)      (.39)     (.23)       (.31)    (.04)
                                                             -------    -------   -------     -------  -------
Net asset value, end of period                               $  5.94    $  6.24   $  5.49     $  5.63  $  5.68
                                                             =======    =======   =======     =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.39%     21.54%+    1.81%       4.74%   12.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $ 1,325    $ 1,379   $ 1,157     $ 1,244  $ 1,312
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    .88%       .87%      .91%        .95%     .98%
 Expenses, before waivers/reimbursements(e)++                    .97%       .98%     1.00%        .98%    1.00%
 Net investment income(b)                                        .92%       .82%+    1.06%        .96%    1.00%
Portfolio turnover rate                                          110%        85%       72%         71%      54%
---------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%       .03%      .01%        .00%     .00%
---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS B
                                                                           YEAR ENDED OCTOBER 31,
                                                                2018      2017       2016       2015     2014
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.23    $  5.46   $  5.59     $  5.64  $  5.06
                                                             -------    -------   -------     -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .01        .01+      .02         .01      .01
Net realized and unrealized gain on investment transactions      .39       1.09       .02++       .21      .57
Capital contributions                                            .00(c)   - 0 -       .01       - 0 -    - 0 -
                                                             -------    -------   -------     -------  -------
Net increase in net asset value from operations                  .40       1.10       .05         .22      .58
                                                             -------    -------   -------     -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -       (.04)     (.00)(c)   - 0 -    - 0 -
Distributions from net realized gain on investment
 transactions                                                   (.69)      (.29)     (.18)       (.27)   - 0 -
                                                             -------    -------   -------     -------  -------
Total dividends and distributions                               (.69)      (.33)     (.18)       (.27)   - 0 -
                                                             -------    -------   -------     -------  -------
Net asset value, end of period                               $  5.94    $  6.23   $  5.46     $  5.59  $  5.64
                                                             =======    =======   =======     =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)*            6.68%     20.86%+     .96%       3.95%   11.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $10,791    $14,222   $17,974     $24,209  $32,473
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                   1.63%      1.63%     1.64%       1.65%    1.70%
 Expenses, before waivers/reimbursements(e)++                   1.75%      1.76%     1.78%       1.73%    1.75%
 Net investment income(b)                                        .17%       .10%+     .34%        .27%     .28%
Portfolio turnover rate                                          110%        85%       72%         71%      54%
---------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%       .03%      .01%        .00%     .00%


See footnote summary on page 96.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                               YEAR ENDED OCTOBER 31,
                                                                2018        2017       2016        2015        2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   6.20    $   5.45   $   5.58   $   5.64     $     5.07
                                                             --------    --------   --------   --------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                       .01         .01+       .02        .01            .02
Net realized and unrealized gain on investment transactions       .38        1.08        .03++      .20            .56
Capital contributions                                             .00(c)    - 0 -        .01      - 0 -          - 0 -
                                                             --------    --------   --------   --------     ----------
Net increase in net asset value from operations                   .39        1.09        .06        .21            .58
                                                             --------    --------   --------   --------     ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -        (.05)      (.01)      (.00)(c)       (.01)
Distributions from net realized gain on investment
 transactions                                                    (.69)       (.29)      (.18)      (.27)         - 0 -
                                                             --------    --------   --------   --------     ----------
Total dividends and distributions                                (.69)       (.34)      (.19)      (.27)          (.01)
                                                             --------    --------   --------   --------     ----------
Net asset value, end of period                               $   5.90    $   6.20   $   5.45   $   5.58     $     5.64
                                                             ========    ========   ========   ========     ==========
TOTAL RETURN
Total investment return based on net asset value(d)*             6.53%      20.77%+     1.21%      3.84%         11.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 56,237    $ 63,674   $193,912   $212,394     $  220,054
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    1.63%       1.63%      1.64%      1.65%          1.68%
 Expenses, before waivers/reimbursements(e)++                    1.72%       1.74%      1.75%      1.70%          1.72%
 Net investment income(b)                                         .18%        .13%+      .33%       .25%           .29%
Portfolio turnover rate                                           110%         85%        72%        71%            54%
-----------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios             .02%        .03%       .01%       .00%           .00%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                               YEAR ENDED OCTOBER 31,
                                                                2018        2017       2016        2015        2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   6.30    $   5.53   $   5.65   $   5.71     $     5.12
                                                             --------    --------   --------   --------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                       .07         .06+       .07        .09            .07
Net realized and unrealized gain on investment transactions       .39        1.11        .03++      .18            .58
Capital contributions                                             .00(c)    - 0 -        .01      - 0 -          - 0 -
                                                             --------    --------   --------   --------     ----------
Net increase in net asset value from operations                   .46        1.17        .11        .27            .65
                                                             --------    --------   --------   --------     ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.07)       (.11)      (.05)      (.06)          (.06)
Distributions from net realized gain on investment
 transactions                                                    (.69)       (.29)      (.18)      (.27)         - 0 -
                                                             --------    --------   --------   --------     ----------
Total dividends and distributions                                (.76)       (.40)      (.23)      (.33)          (.06)
                                                             --------    --------   --------   --------     ----------
Net asset value, end of period                               $   6.00    $   6.30   $   5.53   $   5.65     $     5.71
                                                             ========    ========   ========   ========     ==========
TOTAL RETURN
Total investment return based on net asset value(d)*             7.60%      22.09%+     2.01%      4.90%         12.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $212,812    $162,527   $108,998   $ 82,681     $1,401,685
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                     .63%        .62%       .64%       .65%           .65%
 Expenses, before waivers/reimbursements(e)++                     .72%        .73%       .74%       .66%           .68%
 Net investment income(b)                                        1.17%       1.05%+     1.31%      1.51%          1.32%
Portfolio turnover rate                                           110%         85%        72%        71%            54%
-----------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios             .02%        .03%       .01%       .00%           .00%


See footnote summary on page 96.

----------------------------------------------------------------------------------------------------------
                                                                                CLASS R
                                                                        YEAR ENDED OCTOBER 31,
                                                                2018      2017      2016    2015    2014
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.14    $  5.40   $ 5.53   $ 5.59  $ 5.03
                                                             -------    -------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .04        .03+     .04      .04     .04
Net realized and unrealized gain on investment transactions      .37       1.08      .04++    .20     .55
Capital contributions                                            .00(c)   - 0 -      .01    - 0 -   - 0 -
                                                             -------    -------   ------   ------  ------
Net increase in net asset value from operations                  .41       1.11      .09      .24     .59
                                                             -------    -------   ------   ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.02)      (.08)    (.04)    (.03)   (.03)
Distributions from net realized gain on investment
 transactions                                                   (.69)      (.29)    (.18)    (.27)  - 0 -
                                                             -------    -------   ------   ------  ------
Total dividends and distributions                               (.71)      (.37)    (.22)    (.30)   (.03)
                                                             -------    -------   ------   ------  ------
Net asset value, end of period                               $  5.84    $  6.14   $ 5.40   $ 5.53  $ 5.59
                                                             =======    =======   ======   ======  ======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.02%     21.45%+   1.71%    4.40%  11.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 7,503    $ 7,305   $8,396   $5,868  $6,866
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                   1.13%      1.13%    1.14%    1.15%   1.19%
 Expenses, before waivers/reimbursements(e)++                   1.33%      1.33%    1.35%    1.31%   1.34%
 Net investment income(b)                                        .67%       .60%+    .80%     .77%    .79%
Portfolio turnover rate                                          110%        85%      72%      71%     54%
----------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%       .03%     .01%     .00%    .00%
----------------------------------------------------------------------------------------------------------
                                                                                CLASS K
                                                                        YEAR ENDED OCTOBER 31,
                                                                2018      2017      2016    2015    2014
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.19    $  5.45   $ 5.58   $ 5.64  $ 5.07
                                                             -------    -------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .05        .04+     .06      .06     .05
Net realized and unrealized gain on investment transactions      .39       1.09      .03++    .19     .57
Capital contributions                                            .00(c)   - 0 -      .01    - 0 -   - 0 -
                                                             -------    -------   ------   ------  ------
Net increase in net asset value from operations                  .44       1.13      .10      .25     .62
                                                             -------    -------   ------   ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.06)      (.10)    (.05)    (.04)   (.05)
Distributions from net realized gain on investment
 transactions                                                   (.69)      (.29)    (.18)    (.27)  - 0 -
                                                             -------    -------   ------   ------  ------
Total dividends and distributions                               (.75)      (.39)    (.23)    (.31)   (.05)
                                                             -------    -------   ------   ------  ------
Net asset value, end of period                               $  5.88    $  6.19   $ 5.45   $ 5.58  $ 5.64
                                                             =======    =======   ======   ======  ======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.44%     21.57%+   1.97%    4.63%  12.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $23,947    $20,559   $7,149   $5,285  $7,261
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    .88%       .87%     .89%     .90%    .94%
 Expenses, before waivers/reimbursements(e)++                   1.00%      1.03%    1.03%    1.01%   1.04%
 Net investment income(b)                                        .92%       .72%+   1.05%    1.02%   1.00%
Portfolio turnover rate                                          110%        85%      72%      71%     54%
----------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%       .03%     .01%     .00%    .00%


See footnote summary on page 96.

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I
                                                                              YEAR ENDED OCTOBER 31,
                                                                2018         2017        2016        2015       2014
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.35     $  5.57      $  5.72     $     5.77  $  5.19
                                                             -------     -------      -------     ----------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .07         .06+         .07            .07      .07
Net realized and unrealized gain on investment transactions      .40        1.12          .02++          .21      .58
Capital contributions                                            .00(c)    - 0 -          .01          - 0 -    - 0 -
                                                             -------     -------      -------     ----------  -------
Net increase in net asset value from operations                  .47        1.18          .10            .28      .65
                                                             -------     -------      -------     ----------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.07)       (.11)        (.07)          (.06)    (.07)
Distributions from net realized gain on investment
 transactions                                                   (.69)       (.29)        (.18)          (.27)   - 0 -
                                                             -------     -------      -------     ----------  -------
Total dividends and distributions                               (.76)       (.40)        (.25)          (.33)    (.07)
                                                             -------     -------      -------     ----------  -------
Net asset value, end of period                               $  6.06     $  6.35      $  5.57     $     5.72  $  5.77
                                                             =======     =======      =======     ==========  =======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.70%      22.15%+       1.94%          5.05%   12.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $32,720     $30,801      $29,127     $   16,193  $13,860
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    .63%        .62%         .64%           .65%     .66%
 Expenses, before waivers/reimbursements(e)++                    .72%        .71%         .71%           .68%     .66%
 Net investment income(b)                                       1.17%       1.07%+       1.29%          1.24%    1.30%
Portfolio turnover rate                                          110%         85%          72%            71%      54%
----------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%        .03%         .01%           .00%     .00%
----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Z
                                                                              YEAR ENDED OCTOBER 31,
                                                                2018         2017        2016        2015       2014
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.36     $  5.57      $  5.72     $     5.77  $  5.19
                                                             -------     -------      -------     ----------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .08(b)      .07(b)+      .08(b)         .07      .07
Net realized and unrealized gain on investment transactions      .38        1.12          .02++          .22      .58
Capital contributions                                            .00(c)    - 0 -          .01          - 0 -    - 0 -
                                                             -------     -------      -------     ----------  -------
Net increase in net asset value from operations                  .46        1.19          .11            .29      .65
                                                             -------     -------      -------     ----------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.07)       (.11)        (.08)          (.07)    (.07)
Distributions from net realized gain on investment
 transactions                                                   (.69)       (.29)        (.18)          (.27)   - 0 -
                                                             -------     -------      -------     ----------  -------
Total dividends and distributions                               (.76)       (.40)        (.26)          (.34)    (.07)
                                                             -------     -------      -------     ----------  -------
Net asset value, end of period                               $  6.06     $  6.36      $  5.57     $     5.72  $  5.77
                                                             =======     =======      =======     ==========  =======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.60%      22.18%+       2.04%          5.09%   12.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $66,355     $75,777      $64,718     $1,234,532  $    11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    .59%        .59%         .59%           .59%     .61%
 Expenses, before waivers/reimbursements(e)++                    .61%        .62%         .59%           .59%     .61%
 Net investment income                                          1.22%(b)    1.10%(b)+    1.50%(b)       1.18%    1.37%
Portfolio turnover rate                                          110%         85%          72%            71%      54%
----------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%        .03%         .01%           .00%     .00%


See footnote summary on page 96.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2018, October 31, 2017 and October 31, 2016, (annualized), such waiver amounted to .02%, .02% and .01%, respectively.

 + For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



           NET INVESTMENT       NET INVESTMENT            TOTAL
          INCOME PER SHARE       INCOME RATIO            RETURN
         -------------------  -------------------  -------------------
                $.001                .01%                 .01%



++ Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended October 31, 2018, October 31, 2017, October 31, 2016,
   October 31, 2015 and October 31, 2014 by .03%, .64%, .01%, .08% and .08%,
   respectively.

  Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund's performance for the years ended October 31, 2018 and October 31, 2016 by .12% and .18%, respectively.

AB EQUITY INCOME FUND

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017          2016        2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  29.94     $  26.08      $  25.86     $  28.95   $  28.89
                                                             --------     --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .73(b)       .67(b)+       .71(b)       .80       1.07
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .23         3.93           .83        (1.38)      2.21
                                                             --------     --------      --------     --------   --------
Net increase (decrease) in net asset value from operations        .96         4.60          1.54         (.58)      3.28
                                                             --------     --------      --------     --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.71)        (.74)         (.80)        (.85)     (1.08)
Distributions from net realized gain on investment
 transactions                                                   (1.08)       - 0 -          (.52)       (1.66)     (2.14)
                                                             --------     --------      --------     --------   --------
Total dividends and distributions                               (1.79)        (.74)        (1.32)       (2.51)     (3.22)
                                                             --------     --------      --------     --------   --------
Net asset value, end of period                               $  29.11     $  29.94      $  26.08     $  25.86   $  28.95
                                                             ========     ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*             3.35%       17.93%+        6.38%       (2.08)%    12.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $290,639     $335,344      $325,248     $387,270   $460,986
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .98%         .98%         1.02%        1.03%      1.04%
 Expenses, before waivers/reimbursements(d)                       .98%         .99%         1.02%        1.03%      1.04%
 Net investment income                                           2.49%(b)     2.42%(b)+     2.88%(b)     3.05%      3.90%
Portfolio turnover rate                                            68%          58%           81%         117%       101%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017          2016        2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  29.54     $  25.73      $  25.51     $  28.56   $  28.53
                                                             --------     --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .49(b)       .45(b)+       .52(b)       .61        .87
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .24         3.88           .81        (1.37)      2.16
                                                             --------     --------      --------     --------   --------
Net increase (decrease) in net asset value from operations        .73         4.33          1.33         (.76)      3.03
                                                             --------     --------      --------     --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.48)        (.52)         (.59)        (.63)      (.86)
Distributions from net realized gain on investment
 transactions                                                   (1.08)       - 0 -          (.52)       (1.66)     (2.14)
                                                             --------     --------      --------     --------   --------
Total dividends and distributions                               (1.56)        (.52)        (1.11)       (2.29)     (3.00)
                                                             --------     --------      --------     --------   --------
Net asset value, end of period                               $  28.71     $  29.54      $  25.73     $  25.51   $  28.56
                                                             ========     ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*             2.55%       17.06%+        5.54%       (2.79)%    11.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  1,167     $  1,733      $  2,319     $  4,233   $  8,477
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.76%        1.74%         1.78%        1.75%      1.76%
 Expenses, before waivers/reimbursements(d)                      1.77%        1.74%         1.78%        1.75%      1.76%
 Net investment income                                           1.70%(b)     1.66%(b)+     2.14%(b)     2.33%      3.20%
Portfolio turnover rate                                            68%          58%           81%         117%       101%
-------------------------------------------------------------------------------------------------------------------------


See footnote summary on page 100.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017          2016        2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  29.52     $  25.72      $  25.53     $  28.61   $  28.59
                                                             --------     --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .50(b)       .46(b)+       .52(b)       .61        .87
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .24         3.86           .82        (1.37)      2.18
                                                             --------     --------      --------     --------   --------
Net increase (decrease) in net asset value from operations        .74         4.32          1.34         (.76)      3.05
                                                             --------     --------      --------     --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.49)        (.52)         (.63)        (.66)      (.89)
Distributions from net realized gain on investment
 transactions                                                   (1.08)       - 0 -          (.52)       (1.66)     (2.14)
                                                             --------     --------      --------     --------   --------
Total dividends and distributions                               (1.57)        (.52)        (1.15)       (2.32)     (3.03)
                                                             --------     --------      --------     --------   --------
Net asset value, end of period                               $  28.69     $  29.52      $  25.72     $  25.53   $  28.61
                                                             ========     ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*             2.61%       17.01%+        5.59%       (2.77)%    11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 82,391     $ 98,506      $126,497     $142,956   $142,313
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.73%        1.73%         1.76%        1.73%      1.74%
 Expenses, before waivers/reimbursements(d)                      1.73%        1.74%         1.76%        1.73%      1.74%
 Net investment income                                           1.73%(b)     1.66%(b)+     2.13%(b)     2.36%      3.20%
Portfolio turnover rate                                            68%          58%           81%         117%       101%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2018         2017          2016        2015      2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  30.22     $  26.32      $  26.09     $  29.19   $  29.10
                                                             --------     --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .80(b)       .75(b)+       .78(b)       .89       1.14
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .25         3.95           .85        (1.40)      2.25
                                                             --------     --------      --------     --------   --------
Net increase (decrease) in net asset value from operations       1.05         4.70          1.63         (.51)      3.39
                                                             --------     --------      --------     --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.79)        (.80)         (.88)        (.93)     (1.16)
Distributions from net realized gain on investment
 transactions                                                   (1.08)       - 0 -          (.52)       (1.66)     (2.14)
                                                             --------     --------      --------     --------   --------
Total dividends and distributions                               (1.87)        (.80)        (1.40)       (2.59)     (3.30)
                                                             --------     --------      --------     --------   --------
Net asset value, end of period                               $  29.40     $  30.22      $  26.32     $  26.09   $  29.19
                                                             ========     ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*             3.65%       18.20%+        6.66%       (1.80)%    12.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $185,433     $198,641      $233,096     $263,259   $315,216
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .73%         .73%          .76%         .73%       .74%
 Expenses, before waivers/reimbursements(d)                       .73%         .74%          .76%         .73%       .74%
 Net investment income                                           2.73%(b)     2.67%(b)+     3.13%(b)     3.36%      4.12%
Portfolio turnover rate                                            68%          58%           81%         117%       101%
-------------------------------------------------------------------------------------------------------------------------


See footnote summary on page 100.

                                                                                     CLASS R
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016       2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 29.77     $ 25.93      $ 25.73     $ 28.81   $ 28.77
                                                             -------     -------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .60(b)      .56(b)+      .62(b)      .72       .98
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .24        3.90          .82       (1.39)     2.18
                                                             -------     -------      -------     -------   -------
Net increase (decrease) in net asset value from operations       .84        4.46         1.44        (.67)     3.16
                                                             -------     -------      -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.59)       (.62)        (.72)       (.75)     (.98)
Distributions from net realized gain on investment
 transactions                                                  (1.08)      - 0 -         (.52)      (1.66)    (2.14)
                                                             -------     -------      -------     -------   -------
Total dividends and distributions                              (1.67)       (.62)       (1.24)      (2.41)    (3.12)
                                                             -------     -------      -------     -------   -------
Net asset value, end of period                               $ 28.94     $ 29.77      $ 25.93     $ 25.73   $ 28.81
                                                             =======     =======      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*            2.93%      17.46%+       5.98%      (2.42)%   12.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $10,960     $14,266      $16,119     $16,881   $18,732
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.40%       1.39%        1.38%       1.38%     1.39%
 Expenses, before waivers/reimbursements(d)                     1.40%       1.39%        1.38%       1.38%     1.39%
 Net investment income                                          2.07%(b)    2.01%(b)+    2.50%(b)    2.73%     3.57%
Portfolio turnover rate                                           68%         58%          81%        117%      101%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS K
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016       2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 29.92     $ 26.07      $ 25.85     $ 28.94   $ 28.88
                                                             -------     -------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .70(b)      .64(b)+      .69(b)      .81      1.07
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .24        3.92          .84       (1.41)     2.20
                                                             -------     -------      -------     -------   -------
Net increase (decrease) in net asset value from operations       .94        4.56         1.53        (.60)     3.27
                                                             -------     -------      -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.68)       (.71)        (.79)       (.83)    (1.07)
Distributions from net realized gain on investment
 transactions                                                  (1.08)      - 0 -         (.52)      (1.66)    (2.14)
                                                             -------     -------      -------     -------   -------
Total dividends and distributions                              (1.76)       (.71)       (1.31)      (2.49)    (3.21)
                                                             -------     -------      -------     -------   -------
Net asset value, end of period                               $ 29.10     $ 29.92      $ 26.07     $ 25.85   $ 28.94
                                                             =======     =======      =======     =======   =======

TOTAL RETURN
Total investment return based on net asset value(c)*            3.28%      17.81%+       6.30%      (2.14)%   12.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 3,169     $ 5,737      $ 5,214     $ 5,282   $ 7,817
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.09%       1.08%        1.09%       1.07%     1.08%
 Expenses, before waivers/reimbursements(d)                     1.09%       1.09%        1.09%       1.07%     1.08%
 Net investment income                                          2.38%(b)    2.31%(b)+    2.79%(b)    3.06%     3.87%
Portfolio turnover rate                                           68%         58%          81%        117%      101%
--------------------------------------------------------------------------------------------------------------------


See footnote summary on page 100.

                                                                                   CLASS I
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2018       2017        2016      2015     2014
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $29.89     $26.03      $25.83     $28.92   $ 28.87
                                                             ------     ------      ------     ------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .79(b)     .73(b)+     .85(b)     .91      1.13
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .23       3.93         .75      (1.42)     2.22
                                                             ------     ------      ------     ------   -------
Net increase (decrease) in net asset value from operations     1.02       4.66        1.60       (.51)     3.35
                                                             ------     ------      ------     ------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.78)      (.80)       (.88)      (.92)    (1.16)
Distributions from net realized gain on investment
 transactions                                                 (1.08)     - 0 -        (.52)     (1.66)    (2.14)
                                                             ------     ------      ------     ------   -------
Total dividends and distributions                             (1.86)      (.80)      (1.40)     (2.58)    (3.30)
                                                             ------     ------      ------     ------   -------
Net asset value, end of period                               $29.05     $29.89      $26.03     $25.83   $ 28.92
                                                             ======     ======      ======     ======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*           3.56%     18.23%+      6.62%     (1.80)%   12.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,246     $1,434      $1,369     $2,984   $10,123
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     .76%       .75%        .75%       .74%      .75%
 Expenses, before waivers/reimbursements(d)                     .76%       .76%        .76%       .74%      .75%
 Net investment income                                         2.71%(b)   2.64%(b)+   3.43%(b)   3.40%     4.11%
Portfolio turnover rate                                          68%        58%         81%       117%      101%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS Z
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2018       2017        2016      2015     2014
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $29.88     $26.03      $25.82     $28.92   $ 28.87
                                                             ------     ------      ------     ------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .81(b)     .76(b)+     .80(b)     .89       .99
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .25       3.92         .83      (1.38)     2.39
                                                             ------     ------      ------     ------   -------
Net increase (decrease) in net asset value from operations     1.06       4.68        1.63       (.49)     3.38
                                                             ------     ------      ------     ------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.81)      (.83)       (.90)      (.95)    (1.19)
Distributions from net realized gain on investment
 transactions                                                 (1.08)     - 0 -        (.52)     (1.66)    (2.14)
                                                             ------     ------      ------     ------   -------
Total dividends and distributions                             (1.89)      (.83)      (1.42)     (2.61)    (3.33)
                                                             ------     ------      ------     ------   -------
Net asset value, end of period                               $29.05     $29.88      $26.03     $25.82   $ 28.92
                                                             ======     ======      ======     ======   =======

TOTAL RETURN
Total investment return based on net asset value(c)*           3.70%     18.31%+      6.77%     (1.72)%   13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,953     $2,325      $2,002     $1,961   $ 1,277
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     .66%       .65%        .66%       .64%      .67%
 Expenses, before waivers/reimbursements(d)                     .66%       .66%        .66%       .64%      .67%
 Net investment income                                         2.79%(b)   2.74%(b)+   3.24%(b)   3.44%     3.61%
Portfolio turnover rate                                          68%        58%         81%       117%      101%
----------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

 + For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



      NET INVESTMENT            NET INVESTMENT                TOTAL
     INCOME PER SHARE            INCOME RATIO                 RETURN
 ------------------------  ------------------------  ------------------------
          $.003                      .01%                      .01%



* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2018 and year ended November 30, 2015 by .01% and .02%, respectively.

AB GLOBAL REAL ESTATE INVESTMENT FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2018        2017        2016       2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.15     $ 13.61     $ 13.95     $ 14.65   $  13.39
                                                             -------     -------     -------     -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .29(b)      .29(b)      .29(b)      .25        .28
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.07)       1.60        (.12)       (.30)      1.48
                                                             -------     -------     -------     -------   --------
Net increase (decrease) in net asset value from operations       .22        1.89         .17        (.05)      1.76
                                                             -------     -------     -------     -------   --------
LESS: DIVIDENDS
Dividends from net investment income                           (1.02)       (.35)       (.51)       (.65)      (.50)
                                                             -------     -------     -------     -------   --------
Net asset value, end of period                               $ 14.35     $ 15.15     $ 13.61     $ 13.95   $  14.65
                                                             =======     =======     =======     =======   ========
TOTAL RETURN
Total investment return based on net asset value(c)             1.50%      14.12%       1.13%       (.36)%    13.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $59,281     $64,862     $70,984     $76,020   $105,467
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.35%       1.33%       1.29%       1.30%      1.37%
 Expenses, before waivers/reimbursements                        1.36%       1.33%       1.29%       1.30%      1.37%
 Net investment income                                          2.04%(b)    2.02%(b)    2.04%(b)    1.76%      2.01%
Portfolio turnover rate                                           75%         78%         83%         73%        90%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2018        2017        2016       2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.97     $ 13.46     $ 13.79     $ 14.36   $  13.08
                                                             -------     -------     -------     -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .17(b)      .18(b)      .19(b)      .14        .18
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.07)       1.57        (.13)       (.30)      1.45
                                                             -------     -------     -------     -------   --------
Net increase (decrease) in net asset value from operations       .10        1.75         .06        (.16)      1.63
                                                             -------     -------     -------     -------   --------
LESS: DIVIDENDS
Dividends from net investment income                            (.89)       (.24)       (.39)       (.41)      (.35)
                                                             -------     -------     -------     -------   --------
Net asset value, end of period                               $ 14.18     $ 14.97     $ 13.46     $ 13.79   $  14.36
                                                             =======     =======     =======     =======   ========
TOTAL RETURN
Total investment return based on net asset value(c)              .67%      13.20%        .36%      (1.15)%    12.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   400     $   591     $   786     $ 1,132   $  1,822
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        2.16%       2.13%       2.09%       2.09%      2.13%
 Expenses, before waivers/reimbursements                        2.16%       2.13%       2.09%       2.09%      2.13%
 Net investment income                                          1.23%(b)    1.30%(b)    1.33%(b)    1.00%      1.37%
Portfolio turnover rate                                           75%         78%         83%         73%        90%
--------------------------------------------------------------------------------------------------------------------


See footnote summary on page 104.

                                                                                    CLASS C
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2018        2017        2016       2015      2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.99     $ 13.46     $ 13.80     $ 14.41   $ 13.18
                                                             -------     -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .18(b)      .20(b)      .17(b)      .14       .18
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.07)       1.55        (.11)       (.29)     1.46
                                                             -------     -------     -------     -------   -------
Net increase (decrease) in net asset value from operations       .11        1.75         .06        (.15)     1.64
                                                             -------     -------     -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            (.91)       (.22)       (.40)       (.46)     (.41)
                                                             -------     -------     -------     -------   -------
Net asset value, end of period                               $ 14.19     $ 14.99     $ 13.46     $ 13.80   $ 14.41
                                                             =======     =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)              .73%      13.21%        .38%      (1.04)%   12.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 4,445     $ 9,818     $21,627     $21,246   $22,426
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        2.11%       2.08%       2.04%       2.05%     2.08%
 Expenses, before waivers/reimbursements                        2.11%       2.09%       2.05%       2.05%     2.08%
 Net investment income                                          1.28%(b)    1.39%(b)    1.22%(b)     .99%     1.32%
Portfolio turnover rate                                           75%         78%         83%         73%       90%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                 ADVISOR CLASS
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2018        2017        2016       2015      2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.01     $ 13.49     $ 13.83     $ 14.57   $ 13.33
                                                             -------     -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .32(b)      .37(b)      .32(b)      .28       .29
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.06)       1.53        (.11)       (.29)     1.50
                                                             -------     -------     -------     -------   -------
Net increase (decrease) in net asset value from operations       .26        1.90         .21        (.01)     1.79
                                                             -------     -------     -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                           (1.06)       (.38)       (.55)       (.73)     (.55)
                                                             -------     -------     -------     -------   -------
Net asset value, end of period                               $ 14.21     $ 15.01     $ 13.49     $ 13.83   $ 14.57
                                                             =======     =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)             1.79%      14.36%       1.42%       (.07)%   14.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $46,398     $51,605     $37,191     $26,202   $35,882
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.10%       1.09%       1.03%       1.04%     1.07%
 Expenses, before waivers/reimbursements                        1.11%       1.09%       1.03%       1.04%     1.07%
 Net investment income                                          2.28%(b)    2.56%(b)    2.27%(b)    1.96%     2.12%
Portfolio turnover rate                                           75%         78%         83%         73%       90%
-------------------------------------------------------------------------------------------------------------------


See footnote summary on page 104.

                                                                                   CLASS R
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2018       2017       2016      2015      2014
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.97     $13.45     $13.80     $ 14.46   $ 13.22
                                                             ------     ------     ------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .24(b)     .26(b)     .24(b)      .20       .24
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.07)      1.56       (.13)       (.29)     1.46
                                                             ------     ------     ------     -------   -------
Net increase (decrease) in net asset value from operations      .17       1.82        .11        (.09)     1.70
                                                             ------     ------     ------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                           (.97)      (.30)      (.46)       (.57)     (.46)
                                                             ------     ------     ------     -------   -------
Net asset value, end of period                               $14.17     $14.97     $13.45     $ 13.80   $ 14.46
                                                             ======     ======     ======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)            1.20%     13.79%       .76%       (.60)%   13.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $6,786     $7,037     $8,654     $ 9,583   $10,296
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.70%      1.61%      1.60%       1.62%     1.65%
 Expenses, before waivers/reimbursements                       1.70%      1.61%      1.60%       1.62%     1.65%
 Net investment income                                         1.68%(b)   1.82%(b)   1.72%(b)    1.41%     1.74%
Portfolio turnover rate                                          75%        78%        83%         73%       90%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS K
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2018       2017       2016      2015      2014
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.04     $13.51     $13.85     $ 14.55   $ 13.31
                                                             ------     ------     ------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .28(b)     .30(b)     .28(b)      .25       .28
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.06)      1.57       (.11)       (.30)     1.47
                                                             ------     ------     ------     -------   -------
Net increase (decrease) in net asset value from operations      .22       1.87        .17        (.05)     1.75
                                                             ------     ------     ------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                          (1.02)      (.34)      (.51)       (.65)     (.51)
                                                             ------     ------     ------     -------   -------
Net asset value, end of period                               $14.24     $15.04     $13.51     $ 13.85   $ 14.55
                                                             ======     ======     ======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)            1.49%     14.12%      1.13%       (.33)%   13.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $9,379     $9,910     $9,530     $10,471   $10,767
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements.                      1.39%      1.35%      1.30%       1.30%     1.34%
 Expenses, before waivers/reimbursements                       1.39%      1.35%      1.30%       1.30%     1.34%
 Net investment income                                         1.96%(b)   2.12%(b)   2.02%(b)    1.73%     2.08%
Portfolio turnover rate                                          75%        78%        83%         73%       90%
----------------------------------------------------------------------------------------------------------------


See footnote summary on page 104.

---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                                                          YEAR ENDED NOVEMBER 30,
                                                                2018       2017       2016      2015     2014
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.10     $13.57     $13.91     $14.64    $13.39
                                                             ------     ------     ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .33(b)     .33(b)     .33(b)     .26       .33
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.06)      1.59       (.12)      (.26)     1.48
                                                             ------     ------     ------     ------    ------
Net increase in net asset value from operations                 .27       1.92        .21        .00(d)   1.81
                                                             ------     ------     ------     ------    ------
LESS: DIVIDENDS
Dividends from net investment income                          (1.07)      (.39)      (.55)      (.73)     (.56)
                                                             ------     ------     ------     ------    ------
Net asset value, end of period                               $14.30     $15.10     $13.57     $13.91    $14.64
                                                             ======     ======     ======     ======    ======
TOTAL RETURN
Total investment return based on net asset value(c)            1.85%     14.46%      1.47%       .04%    14.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $6,170     $4,598     $4,477     $4,039    $2,485
 Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.04%       .98%       .95%       .99%     1.01%
 Expenses, before waivers/reimbursements                       1.04%       .98%       .95%       .99%     1.01%
 Net investment income                                         2.31%(b)   2.31%(b)   2.34%(b)   1.83%     2.38%
Portfolio turnover rate                                          75%        78%        83%        73%       90%
---------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)Amount is less than $0.005.

AB INTERNATIONAL VALUE FUND

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2018        2017        2016       2015      2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.98     $11.93      $12.67     $13.06     $13.86
                                                             -------     ------      ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .16(b)     .20(b)+     .19(b)     .24        .38
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (2.54)      2.87        (.75)      (.23)      (.55)
Contributions from Affiliates                                  - 0 -      - 0 -       - 0 -        .00(c)   - 0 -
                                                             -------     ------      ------     ------     ------
Net increase (decrease) in net asset value from operations     (2.38)      3.07        (.56)       .01       (.17)
                                                             -------     ------      ------     ------     ------
LESS: DIVIDENDS
Dividends from net investment income                            (.28)      (.02)       (.18)      (.40)      (.63)
                                                             -------     ------      ------     ------     ------
Net asset value, end of period                               $ 12.32     $14.98      $11.93     $12.67     $13.06
                                                             =======     ======      ======     ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)           (16.20)%    25.78%+     (4.49)%      .14%++   (1.19)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $   117     $  160      $  129     $  168     $  197
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.43%      1.45%       1.50%      1.41%      1.47%
 Expenses, before waivers/reimbursements(e)                     1.43%      1.46%       1.50%      1.41%      1.47%
 Net investment income                                          1.11%(b)   1.43%(b)+   1.61%(b)   1.90%      2.80%
Portfolio turnover rate                                           34%        50%         58%        71%        60%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                            YEAR ENDED NOVEMBER 30,
                                                             ----------------------------------------------------
                                                                2018        2017        2016       2015      2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.63     $11.73      $12.37     $12.70     $13.46
                                                             -------     ------      ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .04(b)     .08(b)+     .09(b)     .11        .29
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (2.48)      2.82        (.73)      (.20)      (.54)
Contributions from Affiliates                                  - 0 -      - 0 -       - 0 -        .00(c)   - 0 -
                                                             -------     ------      ------     ------     ------
Net increase (decrease) in net asset value from operations     (2.44)      2.90        (.64)      (.09)      (.25)
                                                             -------     ------      ------     ------     ------
LESS: DIVIDENDS
Dividends from net investment income                            (.13)     - 0 -       - 0 -       (.24)      (.51)
                                                             -------     ------      ------     ------     ------
Net asset value, end of period                               $ 12.06     $14.63      $11.73     $12.37     $12.70
                                                             =======     ======      ======     ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)           (16.81)%    24.72%+     (5.17)%     (.70)%++  (1.86)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   516     $  990      $1,179     $2,289     $7,961
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     2.23%      2.26%       2.28%      2.23%      2.18%
 Expenses, before waivers/reimbursements(e)                     2.24%      2.27%       2.28%      2.23%      2.18%
 Net investment income                                           .25%(b)    .60%(b)+    .80%(b)    .87%      2.23%
Portfolio turnover rate                                           34%        50%         58%        71%        60%
-------------------------------------------------------------------------------------------------------------------


See footnote summary on page 108.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016        2015       2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.45     $ 11.57      $ 12.28     $ 12.67     $ 13.46
                                                             -------     -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .05(b)      .07(b)+      .10(b)      .14         .27
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (2.47)       2.81         (.74)       (.23)       (.52)
Contributions from Affiliates                                  - 0 -       - 0 -        - 0 -         .00(c)    - 0 -
                                                             -------     -------      -------     -------     -------
Net increase (decrease) in net asset value from operations     (2.42)       2.88         (.64)       (.09)       (.25)
                                                             -------     -------      -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income                            (.01)      - 0 -         (.07)       (.30)       (.54)
                                                             -------     -------      -------     -------     -------
Net asset value, end of period                               $ 12.02     $ 14.45      $ 11.57     $ 12.28     $ 12.67
                                                             =======     =======      =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)           (16.77)%     24.89%+      (5.22)%      (.62)%++   (1.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 8,295     $16,223      $42,198     $58,504     $70,775
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     2.18%       2.22%        2.25%       2.15%       2.17%
 Expenses, before waivers/reimbursements(e)                     2.18%       2.23%        2.25%       2.15%       2.17%
 Net investment income                                           .34%(b)     .50%(b)+     .84%(b)    1.15%       2.05%
Portfolio turnover rate                                           34%         50%          58%         71%         60%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016        2015       2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.33     $ 12.20      $ 12.96     $ 13.37     $ 14.17
                                                             -------     -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .20(b)      .23(b)+      .22(b)      .28         .43
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (2.59)       2.94         (.77)       (.24)       (.55)
Contributions from Affiliates                                  - 0 -       - 0 -        - 0 -         .00(c)    - 0 -
                                                             -------     -------      -------     -------     -------
Net increase (decrease) in net asset value from operations     (2.39)       3.17         (.55)        .04        (.12)
                                                             -------     -------      -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income                            (.31)       (.04)        (.21)       (.45)       (.68)
                                                             -------     -------      -------     -------     -------
Net asset value, end of period                               $ 12.63     $ 15.33      $ 12.20     $ 12.96     $ 13.37
                                                             =======     =======      =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)           (15.92)%     26.08%+      (4.26)%       .38%++     (.85)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $    46     $    65      $    61     $    81     $    92
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.18%       1.21%        1.25%       1.14%       1.16%
 Expenses, before waivers/reimbursements(e)                     1.18%       1.21%        1.25%       1.14%       1.16%
 Net investment income                                          1.36%(b)    1.66%(b)+    1.84%(b)    2.16%       3.17%
Portfolio turnover rate                                           34%         50%          58%         71%         60%
-----------------------------------------------------------------------------------------------------------------------


See footnote summary on page 108.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS R
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016        2015       2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.83     $ 11.82      $ 12.54     $ 12.96     $ 13.75
                                                             -------     -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .12(b)      .16(b)+      .16(b)      .20         .34
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (2.52)       2.85         (.75)       (.24)       (.52)
Contributions from Affiliates                                  - 0 -       - 0 -        - 0 -         .00(c)    - 0 -
                                                             -------     -------      -------     -------     -------
Net increase (decrease) in net asset value from operations     (2.40)       3.01         (.59)       (.04)       (.18)
                                                             -------     -------      -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income                            (.23)      - 0 -         (.13)       (.38)       (.61)
                                                             -------     -------      -------     -------     -------
Net asset value, end of period                               $ 12.20     $ 14.83      $ 11.82     $ 12.54     $ 12.96
                                                             =======     =======      =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)           (16.41)%     25.52%+      (4.69)%      (.23)%++   (1.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $12,079     $16,561      $15,684     $19,181     $24,286
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.72%       1.71%        1.71%       1.69%       1.63%
 Expenses, before waivers/reimbursements(e)                     1.73%       1.72%        1.71%       1.69%       1.63%
 Net investment income                                           .82%(b)    1.15%(b)+    1.38%(b)    1.60%       2.59%
Portfolio turnover rate                                           34%         50%          58%         71%         60%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS K
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016        2015       2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.93     $ 11.90      $ 12.62     $ 13.04     $ 13.86
                                                             -------     -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .16(b)      .20(b)+      .20(b)      .25         .36
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (2.52)       2.86         (.74)       (.25)       (.51)
Contributions from Affiliates                                  - 0 -       - 0 -        - 0 -         .00(c)    - 0 -
                                                             -------     -------      -------     -------     -------
Net increase (decrease) in net asset value from operations     (2.36)       3.06         (.54)      - 0 -        (.15)
                                                             -------     -------      -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income                            (.28)       (.03)        (.18)       (.42)       (.67)
                                                             -------     -------      -------     -------     -------
Net asset value, end of period                               $ 12.29     $ 14.93      $ 11.90     $ 12.62     $ 13.04
                                                             =======     =======      =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)           (16.09)%     25.80%+      (4.34)%       .07%++    (1.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 9,390     $12,888      $10,955     $11,979     $14,257
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.41       %1.40%        1.40%       1.38%       1.32%
 Expenses, before waivers/reimbursements(e)                     1.42       %1.41%        1.40%       1.38%       1.32%
 Net investment income                                          1.12%(b)    1.47%(b)+    1.72%(b)    1.93%       2.72%
Portfolio turnover rate                                           34         %50%          58%         71%         60%
-----------------------------------------------------------------------------------------------------------------------


See footnote summary on page 108.

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016      2015      2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.01     $ 11.94      $12.68     $13.11    $13.92
                                                             -------     -------      ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .23(b)      .25(b)+     .25(b)     .31       .44
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (2.54)       2.89        (.75)      (.25)     (.54)
Contributions from Affiliates                                  - 0 -       - 0 -       - 0 -        .00(c)  - 0 -
                                                             -------     -------      ------     ------    ------
Net increase (decrease) in net asset value from operations     (2.31)       3.14        (.50)       .06      (.10)
                                                             -------     -------      ------     ------    ------
LESS: DIVIDENDS
Dividends from net investment income                            (.35)       (.07)       (.24)      (.49)     (.71)
                                                             -------     -------      ------     ------    ------
Net asset value, end of period                               $ 12.35     $ 15.01      $11.94     $12.68    $13.11
                                                             =======     =======      ======     ======    ======
TOTAL RETURN
Total investment return based on net asset value(d)           (15.77)%     26.41%+     (3.98)%      .57%++   (.67)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 4,280     $10,781      $2,504     $3,598    $3,342
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      .98%        .96%        .97%       .93%      .89%
 Expenses, before waivers/reimbursements(e)                      .99%        .97%        .97%       .93%      .89%
 Net investment income                                          1.61%(b)    1.79%(b)+   2.07%(b)   2.39%     3.30%
Portfolio turnover rate                                           34%         50%         58%        71%       60%
-------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

 + For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



           NET INVESTMENT       NET INVESTMENT            TOTAL
          INCOME PER SHARE       INCOME RATIO            RETURN
         -------------------  -------------------  -------------------
                $.002                .01%                 .01%



++Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund's performance for the year ended November 30, 2015 by .33%.

AB CORE OPPORTUNITIES FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 2018          2017          2016          2015        2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  22.35     $  19.03       $  19.19      $  20.94     $  18.17
                                                             --------     --------       --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                                .05         (.01)+          .04          (.00)(c)     (.01)
Net realized and unrealized gain on investment transactions      1.40         4.21           1.08          1.09         2.78
Contributions from Affiliates                                   - 0 -          .00(c)       - 0 -         - 0 -        - 0 -
Capital contributions                                           - 0 -        - 0 -            .00(c)      - 0 -        - 0 -
                                                             --------     --------       --------      --------     --------
Net increase in net asset value from operations                  1.45         4.20           1.12          1.09         2.77
                                                             --------     --------       --------      --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -         (.02)         - 0 -         - 0 -        - 0 -
Distributions from net realized gain on investment
 transactions                                                   (2.22)        (.86)         (1.28)        (2.84)       - 0 -
                                                             --------     --------       --------      --------     --------
Total dividends and distributions                               (2.22)        (.88)         (1.28)        (2.84)       - 0 -
                                                             --------     --------       --------      --------     --------
Net asset value, end of period                               $  21.58     $  22.35       $  19.03      $  19.19     $  20.94
                                                             ========     ========       ========      ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)*             7.19%       23.04%+         6.30%         5.97%       15.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $154,506     $162,046       $131,702      $111,181     $110,672
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    1.07%        1.09%          1.14%         1.20%        1.20%
 Expenses, before waivers/reimbursements(e)++                    1.09%        1.13%          1.23%         1.28%        1.34%
 Net investment income (loss)(b)                                  .25%        (.03)%+         .21%         (.01)%       (.04)%
Portfolio turnover rate                                           139%         111%           107%           96%          75%
------------------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios             .02%         .04%           .02%        - 0 -        - 0 -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 2018          2017          2016          2015        2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  20.21     $  17.31       $  17.60      $  19.47     $  16.94
                                                             --------     --------       --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(f)                                .01(b)      (.04)(b)+      (.01)(b)      (.04)        (.06)
Net realized and unrealized gain on investment transactions      1.25         3.80           1.00          1.01         2.59
Contributions from Affiliates                                   - 0 -          .00(c)       - 0 -         - 0 -        - 0 -
Capital contributions                                           - 0 -        - 0 -            .00(c)      - 0 -        - 0 -
                                                             --------     --------       --------      --------     --------
Net increase in net asset value from operations                  1.26         3.76            .99           .97         2.53
                                                             --------     --------       --------      --------     --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (2.22)        (.86)         (1.28)        (2.84)       - 0 -
                                                             --------     --------       --------      --------     --------
Net asset value, end of period                               $  19.25     $  20.21       $  17.31      $  17.60     $  19.47
                                                             ========     ========       ========      ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)*             6.99%       22.74%+         6.12%         5.77%       14.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  1,138     $  1,537       $  1,933      $  2,835     $  3,945
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    1.26%        1.28%          1.39%         1.41%        1.48%
 Expenses, before waivers/reimbursements(e)++                    1.88%        1.92%          2.00%         2.01%        2.08%
 Net investment income (loss)(f)                                  .04%(b)     (.24)%(b)+     (.04)%(b)     (.24)%       (.33)%
Portfolio turnover rate                                           139%         111%           107%           96%          75%
------------------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios             .02%         .04%           .02%        - 0 -        - 0 -
------------------------------------------------------------------------------------------------------------------------------


See footnote summary on page 113.

----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
                                                                           YEAR ENDED NOVEMBER 30,
                                                               2018       2017       2016      2015      2014
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 19.17   $ 16.54    $ 16.96    $ 18.95   $ 16.56
                                                             -------   -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(b)                                       (.09)     (.14)+     (.08)      (.12)     (.13)
Net realized and unrealized gain on investment transactions     1.18      3.63        .94        .97      2.52
Contributions from Affiliates                                  - 0 -       .00(c)   - 0 -      - 0 -     - 0 -
Capital contributions                                          - 0 -     - 0 -        .00(c)   - 0 -     - 0 -
                                                             -------   -------    -------    -------   -------
Net increase in net asset value from operations                 1.09      3.49        .86        .85      2.39
                                                             -------   -------    -------    -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (2.22)     (.86)     (1.28)     (2.84)    - 0 -
                                                             -------   -------    -------    -------   -------
Net asset value, end of period                               $ 18.04   $ 19.17    $ 16.54    $ 16.96   $ 18.95
                                                             =======   =======    =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*            6.41%    22.13%+     5.48%      5.28%    14.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $21,252   $23,537    $34,093    $31,265   $31,444
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                   1.82%     1.84%      1.88%      1.90%     1.90%
 Expenses, before waivers/reimbursements(e)++                   1.85%     1.88%      1.98%      1.99%     2.05%
 Net investment loss(b)                                         (.50)%    (.82)%+    (.52)%     (.71)%    (.73)%
Portfolio turnover rate                                          139%      111%       107%        96%       75%
----------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%      .04%       .02%     - 0 -     - 0 -
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                ADVISOR CLASS
                                                                           YEAR ENDED NOVEMBER 30,
                                                               2018       2017       2016      2015      2014
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 22.92   $ 19.48    $ 19.56    $ 21.23   $ 18.36
                                                             -------   -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .11       .05+       .10        .06       .06
Net realized and unrealized gain on investment transactions     1.44      4.30       1.10       1.11      2.81
Contributions from Affiliates                                  - 0 -       .00(c)   - 0 -      - 0 -     - 0 -
Capital contributions                                          - 0 -     - 0 -        .00(c)   - 0 -     - 0 -
                                                             -------   -------    -------    -------   -------
Net increase in net asset value from operations                 1.55      4.35       1.20       1.17      2.87
                                                             -------   -------    -------    -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -      (.05)     - 0 -      - 0 -     - 0 -
Distributions from net realized gain on investment
 transactions                                                  (2.22)     (.86)     (1.28)     (2.84)    - 0 -
                                                             -------   -------    -------    -------   -------
Total dividends and distributions                              (2.22)     (.91)     (1.28)     (2.84)    - 0 -
                                                             -------   -------    -------    -------   -------
Net asset value, end of period                               $ 22.25   $ 22.92    $ 19.48    $ 19.56   $ 21.23
                                                             =======   =======    =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.47%    23.30%+     6.61%      6.30%    15.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $65,060   $66,334    $33,068    $ 8,819   $ 6,582
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    .82%      .85%       .88%       .90%      .90%
 Expenses, before waivers/reimbursements(e)++                    .84%      .88%       .98%       .98%     1.04%
 Net investment income(b)                                        .50%      .23%+      .52%       .30%      .30%
Portfolio turnover rate                                          139%      111%       107%        96%       75%
----------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%      .04%       .02%     - 0 -     - 0 -
----------------------------------------------------------------------------------------------------------------


See footnote summary on page 113.

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS R
                                                                            YEAR ENDED NOVEMBER 30,
                                                               2018       2017       2016       2015       2014
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 21.69   $ 18.53    $ 18.76     $ 20.56   $ 17.88
                                                             -------   -------    -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                              (.01)     (.06)+     (.00)(c)    (.04)     (.04)
Net realized and unrealized gain on investment transactions     1.36      4.08       1.05        1.08      2.72
Contributions from Affiliates                                  - 0 -       .00(c)   - 0 -       - 0 -     - 0 -
Capital contributions                                          - 0 -     - 0 -        .00(c)    - 0 -     - 0 -
                                                             -------   -------    -------     -------   -------
Net increase in net asset value from operations                 1.35      4.02       1.05        1.04      2.68
                                                             -------   -------    -------     -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (2.22)     (.86)     (1.28)      (2.84)    - 0 -
                                                             -------   -------    -------     -------   -------
Net asset value, end of period                               $ 20.82   $ 21.69    $ 18.53     $ 18.76   $ 20.56
                                                             =======   =======    =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*            6.92%    22.64%+     6.06%       5.80%    14.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 7,315   $ 6,565    $ 3,987     $ 3,201   $ 4,296
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                   1.38%     1.36%      1.38%       1.40%     1.40%
 Expenses, before waivers/reimbursements(e)++                   1.45%     1.46%      1.56%       1.54%     1.59%
 Net investment loss(b)                                         (.04)%    (.30)%+    (.03)%      (.23)%    (.24)%
Portfolio turnover rate                                          139%      111%       107%         96%       75%
------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%      .04%       .02%      - 0 -     - 0 -
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS K
                                                                            YEAR ENDED NOVEMBER 30,
                                                               2018       2017       2016       2015       2014
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 22.53   $ 19.18    $ 19.33     $ 21.05   $ 18.26
                                                             -------   -------    -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                               .04      (.01)+      .04         .01       .00(c)
Net realized and unrealized gain on investment transactions     1.42      4.24       1.09        1.11      2.79
Contributions from Affiliates                                  - 0 -       .00(c)   - 0 -       - 0 -     - 0 -
Capital contributions                                          - 0 -     - 0 -        .00(c)    - 0 -     - 0 -
                                                             -------   -------    -------     -------   -------
Net increase in net asset value from operations                 1.46      4.23       1.13        1.12      2.79
                                                             -------   -------    -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -      (.02)     - 0 -       - 0 -     - 0 -
Distributions from net realized gain on investment
 transactions                                                  (2.22)     (.86)     (1.28)      (2.84)    - 0 -
                                                             -------   -------    -------     -------   -------
Total dividends and distributions                              (2.22)     (.88)     (1.28)      (2.84)    - 0 -
                                                             -------   -------    -------     -------   -------
Net asset value, end of period                               $ 21.77   $ 22.53    $ 19.18     $ 19.33   $ 21.05
                                                             =======   =======    =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.17%    22.96%+     6.31%       6.09%    15.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 5,716   $ 4,833    $ 3,551     $ 3,439   $ 2,922
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                   1.13%     1.11%      1.13%       1.15%     1.15%
 Expenses, before waivers/reimbursements(e)++                   1.18%     1.20%      1.26%       1.27%     1.32%
 Net investment income (loss)(b)                                 .21%     (.05)%+     .22%        .04%      .02%
Portfolio turnover rate                                          139%      111%       107%         96%       75%
------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%      .04%       .02%      - 0 -     - 0 -
------------------------------------------------------------------------------------------------------------------


See footnote summary on page 113.

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016       2015      2014
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 23.16     $ 19.67      $ 19.74     $ 21.40  $ 18.51
                                                             -------     -------      -------     -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .12         .06+         .09         .06      .05
Net realized and unrealized gain on investment transactions     1.46        4.35         1.12        1.12     2.84
Contributions from Affiliates                                  - 0 -         .00(c)     - 0 -       - 0 -    - 0 -
Capital contributions                                          - 0 -       - 0 -          .00(c)    - 0 -    - 0 -
                                                             -------     -------      -------     -------  -------
Net increase in net asset value from operations                 1.58        4.41         1.21        1.18     2.89
                                                             -------     -------      -------     -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -        (.06)       - 0 -       - 0 -    - 0 -
Distributions from net realized gain on investment
 transactions                                                  (2.22)       (.86)       (1.28)      (2.84)   - 0 -
                                                             -------     -------      -------     -------  -------
Total dividends and distributions                              (2.22)       (.92)       (1.28)      (2.84)   - 0 -
                                                             -------     -------      -------     -------  -------
Net asset value, end of period                               $ 22.52     $ 23.16      $ 19.67     $ 19.74  $ 21.40
                                                             =======     =======      =======     =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.53%      23.35%+       6.60%       6.30%   15.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 7,279     $ 5,738      $ 1,889     $   513  $   243
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    .80%        .83%         .87%        .90%     .90%
 Expenses, before waivers/reimbursements(e)++                    .82%        .86%         .90%        .92%     .94%
 Net investment income(b)                                        .53%        .27%+        .51%        .30%     .28%
Portfolio turnover rate                                          139%        111%         107%         96%      75%
----------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%        .04%         .02%      - 0 -    - 0 -
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Z
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2018         2017        2016       2015      2014
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 23.20     $ 19.69      $ 19.75     $ 21.40  $ 18.51
                                                             -------     -------      -------     -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .13(b)      .07(b)+      .10(b)      .07      .11(b)
Net realized and unrealized gain on investment transactions     1.46        4.36         1.12        1.12     2.78
Contributions from Affiliates                                  - 0 -         .00(c)     - 0 -       - 0 -    - 0 -
Capital contributions                                          - 0 -       - 0 -          .00(c)    - 0 -    - 0 -
                                                             -------     -------      -------     -------  -------
Net increase in net asset value from operations                 1.59        4.43         1.22        1.19     2.89
                                                             -------     -------      -------     -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -        (.06)       - 0 -       - 0 -    - 0 -
Distributions from net realized gain on investment
 transactions                                                  (2.22)       (.86)       (1.28)      (2.84)   - 0 -
                                                             -------     -------      -------     -------  -------
Total dividends and distributions                              (2.22)       (.92)       (1.28)      (2.84)   - 0 -
                                                             -------     -------      -------     -------  -------
Net asset value, end of period                               $ 22.57     $ 23.20      $ 19.69     $ 19.75  $ 21.40
                                                             =======     =======      =======     =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)*            7.56%      23.46%+       6.65%       6.35%   15.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 2,668     $ 1,117      $   697     $   359  $   224
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)++                    .73%        .74%         .82%        .85%     .83%
 Expenses, before waivers/reimbursements(e)++                    .76%        .78%         .84%        .85%     .83%
 Net investment income                                           .61%(b)     .34%(b)+     .56%(b)     .38%     .56%(b)
Portfolio turnover rate                                          139%        111%         107%         96%      75%
----------------------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .02%        .04%         .02%      - 0 -    - 0 -
----------------------------------------------------------------------------------------------------------------------


See footnote summary on page 113.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .02%, .04% and .02%, respectively.

(f)Net of fees and expenses waived by the Distributor.

 + For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



           NET INVESTMENT       NET INVESTMENT            TOTAL
          INCOME PER SHARE       INCOME RATIO            RETURN
         -------------------  -------------------  -------------------
                $.002                .01%                 .01%



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014 by .01%, .20%, .02%, .19% and .05%,
   respectively.

   Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund's performance for the year ended November 30, 2017 by .02%.

AB GLOBAL RISK ALLOCATION FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 2018         2017           2016           2015        2014
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  16.75     $  15.79      $  15.29        $  17.54      $  16.48
                                                             --------     --------      --------        --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .15(b)       .13(b)        .15(b)+         .16           .21
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   (.76)        1.67           .36            (.60)         1.11
Contributions from Affiliates                                   - 0 -          .00(c)        .00(c)          .01         - 0 -
                                                             --------     --------      --------        --------      --------
Net increase (decrease) in net asset value from operations       (.61)        1.80           .51            (.43)         1.32
                                                             --------     --------      --------        --------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.52)        (.84)         (.01)          (1.10)        - 0 -
Distributions from net realized gain on investment
 transactions                                                   - 0 -        - 0 -         - 0 -            (.48)         (.26)
Tax return of capital                                           - 0 -        - 0 -         - 0 -            (.24)        - 0 -
                                                             --------     --------      --------        --------      --------
Total dividends and distributions                                (.52)        (.84)         (.01)          (1.82)         (.26)
                                                             --------     --------      --------        --------      --------
Net asset value, end of period                               $  15.62     $  16.75      $  15.79        $  15.29      $  17.54
                                                             ========     ========      ========        ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*            (3.81)%      12.00%(e)      3.34%+         (2.56)%(f)     8.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $202,193     $243,518      $228,036        $267,703      $304,092
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)(h)                   1.28%        1.29%         1.28%           1.28%         1.28%
 Expenses, before waivers/reimbursements(g)(h)                   1.29%        1.30%         1.30%           1.28%         1.28%
 Net investment income                                            .94%(b)      .79%(b)       .96%(b)+       1.01%         1.25%
Portfolio turnover rate                                             9%          30%           79%            250%           96%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 2018         2017           2016           2015        2014
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  15.13     $  14.32      $  13.96        $  16.13      $  15.29
                                                             --------     --------      --------        --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   .02(b)      (.02)(b)         0(b)(c)+      .01           .08
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   (.69)        1.54           .36            (.52)         1.02
Contributions from Affiliates                                   - 0 -          .00/(c)/      .00/(c)/        .01         - 0 -
                                                             --------     --------      --------        --------      --------
Net increase (decrease) in net asset value from operations       (.67)        1.52           .36            (.50)         1.10
                                                             --------     --------      --------        --------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.38)        (.71)        - 0 -            (.95)        - 0 -
Distributions from net realized gain on investment
 transactions                                                   - 0 -        - 0 -         - 0 -            (.48)         (.26)
Tax return of capital                                           - 0 -        - 0 -         - 0 -            (.24)        - 0 -
                                                             --------     --------      --------        --------      --------
Total dividends and distributions                                (.38)        (.71)        - 0 -           (1.67)         (.26)
                                                             --------     --------      --------        --------      --------
Net asset value, end of period                               $  14.08     $  15.13      $  14.32        $  13.96      $  16.13
                                                             ========     ========      ========        ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*            (4.49)%      11.12%(e)      2.58%+         (3.30)%(f)     7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  1,952     $  2,643      $  3,676        $  6,033      $ 11,730
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)(h)                   2.07%        2.08%         2.04%           2.05%         2.01%
 Expenses, before waivers/reimbursements(g)(h)                   2.08%        2.10%         2.06%           2.05%         2.01%
 Net investment income (loss)                                     .13%(b)     (.16)%(b)      .01%(b)+        .10%          .54%
Portfolio turnover rate                                             9%          30%           79%            250%           96%
-------------------------------------------------------------------------------------------------------------------------------


See footnote summary on pages 117 and 118.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                               YEAR ENDED NOVEMBER 30,
                                                                2018         2017         2016         2015       2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.17     $ 14.37      $ 14.01      $ 16.22      $ 15.37
                                                             -------     -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  .03(b)     (.07)(b)      .03(b)+      .04          .08
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.70)       1.60          .33         (.55)        1.03
Contributions from Affiliates                                  - 0 -         .00(c)       .00(c)       .01        - 0 -
                                                             -------     -------      -------      -------      -------
Net increase (decrease) in net asset value from operations      (.67)       1.53          .36         (.50)        1.11
                                                             -------     -------      -------      -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.26)       (.73)       - 0 -         (.99)       - 0 -
Distributions from net realized gain on investment
 transactions                                                  - 0 -       - 0 -        - 0 -         (.48)        (.26)
Tax return of capital                                          - 0 -       - 0 -        - 0 -         (.24)       - 0 -
                                                             -------     -------      -------      -------      -------
Total dividends and distributions                               (.26)       (.73)       - 0 -        (1.71)        (.26)
                                                             -------     -------      -------      -------      -------
Net asset value, end of period                               $ 14.24     $ 15.17      $ 14.37      $ 14.01      $ 16.22
                                                             =======     =======      =======      =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)*           (4.50)%     11.18%(e)     2.57%+      (3.27)%(f)    7.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 7,588     $12,188      $40,885      $50,508      $57,567
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)(h)                  2.04%       2.05%        2.03%        2.02%        2.00%
 Expenses, before waivers/reimbursements(g)(h)                  2.05%       2.06%        2.05%        2.02%        2.00%
 Net investment income (loss)                                    .17%(b)    (.46)%(b)     .18%(b)+     .26%         .53%
Portfolio turnover rate                                            9%         30%          79%         250%          96%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                               YEAR ENDED NOVEMBER 30,
                                                                2018         2017         2016         2015       2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 16.92     $ 15.94      $ 15.41      $ 17.67      $ 16.55
                                                             -------     -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .20(b)      .19(b)       .16(b)+      .21          .21
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.79)       1.67          .40         (.61)        1.17
Contributions from Affiliates                                  - 0 -         .00(c)       .00(c)       .01        - 0 -
                                                             -------     -------      -------      -------      -------
Net increase (decrease) in net asset value from operations      (.59)       1.86          .56         (.39)        1.38
                                                             -------     -------      -------      -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.56)       (.88)        (.03)       (1.15)       - 0 -
Distributions from net realized gain on investment
 transactions                                                  - 0 -       - 0 -        - 0 -         (.48)        (.26)
Tax return of capital                                          - 0 -       - 0 -        - 0 -         (.24)       - 0 -
                                                             -------     -------      -------      -------      -------
Total dividends and distributions                               (.56)       (.88)        (.03)       (1.87)        (.26)
                                                             -------     -------      -------      -------      -------
Net asset value, end of period                               $ 15.77     $ 16.92      $ 15.94      $ 15.41      $ 17.67
                                                             =======     =======      =======      =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)*           (3.58)%     12.38%(e)     3.55%+      (2.27)%(f)    8.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $13,201     $17,200      $12,960      $23,311      $20,893
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)(h)                  1.03%       1.04%        1.03%        1.02%        1.00%
 Expenses, before waivers/reimbursements(g)(h)                  1.04%       1.05%        1.05%        1.02%        1.00%
 Net investment income                                          1.20%(b)    1.19%(b)     1.06%(b)+    1.34%        1.25%
Portfolio turnover rate                                            9%         30%          79%         250%          96%
------------------------------------------------------------------------------------------------------------------------


See footnote summary on pages 117 and 118.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS R
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                          2018        2017         2016         2015       2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.59     $ 15.61     $ 15.15      $ 17.40      $ 16.40
                                                                       -------     -------     -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .09(b)      .06(b)      .06(b)+      .11          .16
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.75)       1.67         .40         (.60)        1.10
Contributions from Affiliates                                            - 0 -         .00(c)      .00(c)       .01        - 0 -
                                                                       -------     -------     -------      -------      -------
Net increase (decrease) in net asset value from operations                (.66)       1.73         .46         (.48)        1.26
                                                                       -------     -------     -------      -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.46)       (.75)      - 0 -        (1.05)       - 0 -
Distributions from net realized gain on investment transactions          - 0 -       - 0 -       - 0 -         (.48)        (.26)
Tax return of capital                                                    - 0 -       - 0 -       - 0 -         (.24)       - 0 -
                                                                       -------     -------     -------      -------      -------
Total dividends and distributions                                         (.46)       (.75)      - 0 -        (1.77)        (.26)
                                                                       -------     -------     -------      -------      -------
Net asset value, end of period                                         $ 15.47     $ 16.59     $ 15.61      $ 15.15      $ 17.40
                                                                       =======     =======     =======      =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)*                     (4.11)%     11.63%(e)    3.04%+      (2.84)%(f)    7.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 1,952     $ 2,526     $ 2,743      $ 4,241      $ 4,523
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)(h)                            1.62%       1.63%       1.61%        1.61%        1.59%
 Expenses, before waivers/reimbursements(g)(h)                            1.63%       1.64%       1.62%        1.61%        1.59%
 Net investment income                                                     .58%(b)     .36%(b)     .41%(b)+     .69%         .95%
Portfolio turnover rate                                                      9%         30%         79%         250%          96%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS K
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                          2018        2017         2016         2015       2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.71     $ 15.75     $ 15.25      $ 17.50      $ 16.45
                                                                       -------     -------     -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .15(b)      .10(b)      .15(b)+      .16          .21
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.77)       1.68         .36         (.59)        1.10
Contributions from Affiliates                                            - 0 -         .00(c)      .00(c)       .01        - 0 -
                                                                       -------     -------     -------      -------      -------
Net increase (decrease) in net asset value from operations                (.62)       1.78         .51         (.42)        1.31
                                                                       -------     -------     -------      -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.51)       (.82)       (.01)       (1.11)       - 0 -
Distributions from net realized gain on investment transactions          - 0 -       - 0 -       - 0 -         (.48)        (.26)
Tax return of capital                                                    - 0 -       - 0 -       - 0 -         (.24)       - 0 -
                                                                       -------     -------     -------      -------      -------
Total dividends and distributions                                         (.51)       (.82)       (.01)       (1.83)        (.26)
                                                                       -------     -------     -------      -------      -------
Net asset value, end of period                                         $ 15.58     $ 16.71     $ 15.75      $ 15.25      $ 17.50
                                                                       =======     =======     =======      =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)*                     (3.80)%     12.00%(e)    3.27%+      (2.55)%(f)    8.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 1,147     $ 1,265     $ 1,809      $ 1,939      $ 2,098
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)(h)                            1.31%       1.31%       1.30%        1.30%        1.27%
 Expenses, before waivers/reimbursements(g)(h)                            1.32%       1.33%       1.31%        1.30%        1.27%
 Net investment income                                                     .91%(b)     .66%(b)    1.00%(b)+     .99%        1.26%
Portfolio turnover rate                                                      9%         30%         79%         250%          96%
---------------------------------------------------------------------------------------------------------------------------------


See footnote summary on pages 117 and 118.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS I
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                          2018        2017         2016         2015       2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.90     $ 15.94     $ 15.39      $ 17.66      $ 16.52
                                                                       -------     -------     -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .20(b)      .18(b)      .29(b)+      .22          .27
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.77)       1.69         .30         (.60)        1.13
Contributions from Affiliates                                            - 0 -         .00(c)      .00(c)       .01        - 0 -
                                                                       -------     -------     -------      -------      -------
Net increase (decrease) in net asset value from operations                (.57)       1.87         .59         (.37)        1.40
                                                                       -------     -------     -------      -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.57)       (.91)       (.04)       (1.18)       - 0 -
Distributions from net realized gain on investment transactions          - 0 -       - 0 -       - 0 -         (.48)        (.26)
Tax return of capital                                                    - 0 -       - 0 -       - 0 -         (.24)       - 0 -
                                                                       -------     -------     -------      -------      -------
Total dividends and distributions                                         (.57)       (.91)       (.04)       (1.90)        (.26)
                                                                       -------     -------     -------      -------      -------
Net asset value, end of period                                         $ 15.76     $ 16.90     $ 15.94      $ 15.39      $ 17.66
                                                                       =======     =======     =======      =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)*                     (3.52)%     12.39%(e)    3.81%+      (2.12)%(f)    8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 2,083     $ 2,467     $ 2,218      $   402      $    49
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)(h)                             .98%        .93%        .86%         .91%         .83%
 Expenses, before waivers/reimbursements(g)(h)                             .98%        .95%        .87%         .91%         .83%
 Net investment income                                                    1.25%(b)    1.14%(b)    1.88%(b)+    1.45%        1.59%
Portfolio turnover rate                                                      9%         30%         79%         250%          96%
---------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund's performance would have been reduced by .07% for the year ended November 30, 2015.

(g)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

(h)The expense ratios presented below exclude interest/overdraft expense:



                                                                          YEAR ENDED NOVEMBER 30,
                                                                        2018  2017  2016  2015 2014
---------------------------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements                                        1.27% 1.29% 1.28% N/A  N/A
   Before waivers/reimbursements                                        1.28% 1.30% 1.29% N/A  N/A
CLASS B
   Net of waivers/reimbursements                                        2.06% 2.08% 2.04% N/A  N/A
   Before waivers/reimbursements                                        2.07% 2.10% 2.06% N/A  N/A
CLASS C
   Net of waivers/reimbursements                                        2.03% 2.05% 2.03% N/A  N/A
   Before waivers/reimbursements                                        2.04% 2.06% 2.05% N/A  N/A
ADVISOR CLASS
   Net of waivers/reimbursements                                        1.02% 1.04% 1.03% N/A  N/A
   Before waivers/reimbursements                                        1.03% 1.05% 1.05% N/A  N/A
CLASS R
   Net of waivers/reimbursements                                        1.62% 1.63% 1.61% N/A  N/A
   Before waivers/reimbursements                                        1.62% 1.64% 1.62% N/A  N/A
CLASS K
   Net of waivers/reimbursements                                        1.30% 1.31% 1.29% N/A  N/A
   Before waivers/reimbursements                                        1.31% 1.33% 1.31% N/A  N/A
CLASS I
   Net of waivers/reimbursements                                         .97%  .93%  .85% N/A  N/A
   Before waivers/reimbursements                                         .97%  .95%  .87% N/A  N/A

 + For the year ended November 30, 2016, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



           NET INVESTMENT       NET INVESTMENT            TOTAL
          INCOME PER SHARE       INCOME RATIO            RETURN
         -------------------  -------------------  -------------------
                $.001                .06%                 .06%



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2018, November 30, 2017, November 30,
   2016, November 30, 2015 and November 30, 2014 by .01%, .81%, .01%, .08% and
   .06%, respectively.

   Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund's performance for the year ended November 30, 2017 by .02%.

AB SMALL CAP VALUE PORTFOLIO

----------------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                                                                              DECEMBER 3,
                                                                                               2014(a) TO
                                                                 YEAR ENDED NOVEMBER 30,      NOVEMBER 30,
                                                                2018       2017       2016        2015
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  14.01   $  12.65   $  10.64     $ 10.00
                                                             --------   --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                               (.01)      (.02)      (.01)        .00(d)
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.65)      1.45       2.07         .66
                                                             --------   --------   --------     -------
Net increase (decrease) in net asset value from operations       (.66)      1.43       2.06         .66
                                                             --------   --------   --------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -      - 0 -       (.01)       (.02)
Distributions from net realized gain on investment
 transactions                                                    (.76)      (.07)      (.04)      - 0 -
                                                             --------   --------   --------     -------
Total dividends and distributions                                (.76)      (.07)      (.05)       (.02)
                                                             --------   --------   --------     -------
Net asset value, end of period                               $  12.59   $  14.01   $  12.65     $ 10.64
                                                             ========   ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(e)             (4.97)%    11.35%     19.52%       6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $179,874   $197,908   $140,096     $79,707
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)++                    1.24%      1.24%      1.25%       1.25%^
 Expenses, before waivers/reimbursements(f)++                    1.25%      1.25%      1.43%       1.91%^
 Net investment income (loss)(c)                                 (.07)%     (.18)%     (.12)%       .02%^
Portfolio turnover rate                                            42%        36%        51%         43%
----------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios             .01%       .01%       .01%      - 0 -
----------------------------------------------------------------------------------------------------------
                                                                                CLASS C
                                                                                              DECEMBER 3,
                                                                                               2014(a) TO
                                                                 YEAR ENDED NOVEMBER 30,      NOVEMBER 30,
                                                                2018       2017       2016        2015
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  13.72   $  12.48   $  10.56     $ 10.00
                                                             --------   --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                        (.11)      (.12)      (.09)       (.08)
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.62)      1.43       2.05         .66
                                                             --------   --------   --------     -------
Net increase (decrease) in net asset value from operations       (.73)      1.31       1.96         .58
                                                             --------   --------   --------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -      - 0 -      - 0 -        (.02)
Distributions from net realized gain on investment
 transactions                                                    (.76)      (.07)      (.04)      - 0 -
                                                             --------   --------   --------     -------
Total dividends and distributions                                (.76)      (.07)      (.04)       (.02)
                                                             --------   --------   --------     -------
Net asset value, end of period                               $  12.23   $  13.72   $  12.48     $ 10.56
                                                             ========   ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(e)             (5.62)%    10.53%     18.62%       5.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $    153   $     41   $     53     $    34
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)++                    1.99%      1.99%      2.00%       2.00%^
 Expenses, before waivers/reimbursements(f)++                    2.00%      2.07%      2.31%       4.26%^
 Net investment loss(c)                                          (.82)%     (.94)%     (.84)%      (.75)%^
Portfolio turnover rate                                            42%        36%        51%         43%
----------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios             .01%       .01%       .01%      - 0 -


See footnote summary on page 120.

------------------------------------------------------------------------------------------------------
                                                                           ADVISOR CLASS
                                                                                         DECEMBER 3,
                                                                                          2014(a) TO
                                                               YEAR ENDED NOVEMBER 30,   NOVEMBER 30,
                                                                2018      2017    2016       2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  14.12   $ 12.71  $10.66     $10.00
                                                             --------   -------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .03       .01     .01        .02
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.66)     1.47    2.09        .66
                                                             --------   -------  ------     ------
Net increase (decrease) in net asset value from operations       (.63)     1.48    2.10        .68
                                                             --------   -------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -     - 0 -    (.01)      (.02)
Distributions from net realized gain on investment
 transactions                                                    (.76)     (.07)   (.04)     - 0 -
                                                             --------   -------  ------     ------
Total dividends and distributions                                (.76)     (.07)   (.05)      (.02)
                                                             --------   -------  ------     ------
Net asset value, end of period                               $  12.73   $ 14.12  $12.71     $10.66
                                                             ========   =======  ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)             (4.70)%   11.69%  19.74%      6.83%(g)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $144,136   $73,679  $7,635     $4,075
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)++                     .99%      .99%   1.00%      1.00%^
 Expenses, before waivers/reimbursements(f)++                    1.00%     1.00%   1.19%      3.55%^
 Net investment income(c)                                         .20%      .07%    .11%       .24%^
Portfolio turnover rate                                            42%       36%     51%        43%
------------------------------------------------------------------------------------------------------
++ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios             .01%      .01%    .01%     - 0 -



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018 and November 30, 2017, such waiver amounted to .01% and .01%, respectively.

(g)The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Annualized.

AB ALL MARKET INCOME PORTFOLIO

--------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                                  DECEMBER 18,
                                                                                                   2014(a) TO
                                                                        YEAR ENDED NOVEMBER 30,   NOVEMBER 30,
                                                                          2018     2017    2016       2015
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.43     $ 9.90  $ 9.75     $10.00
                                                                       ------     ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                               .48        .45     .39        .35
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.95)       .72     .37       (.24)
Contributions from Affiliates                                             .00(d)   - 0 -   - 0 -      - 0 -
                                                                       ------     ------  ------     ------
Net increase (decrease) in net asset value from operations               (.47)      1.17     .76        .11
                                                                       ------     ------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.45)      (.64)   (.52)      (.36)
Distributions from net realized gain on investment transactions          (.21)     - 0 -    (.09)     - 0 -
                                                                       ------     ------  ------     ------
Total dividends and distributions                                        (.66)      (.64)   (.61)      (.36)
                                                                       ------     ------  ------     ------
Net asset value, end of period                                         $ 9.30     $10.43  $ 9.90     $ 9.75
                                                                       ======     ======  ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (4.80)%    12.30%   8.20%      1.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5,590     $5,247  $  399     $   18
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                              .74%       .76%    .78%       .77%^
 Expenses, before waivers/reimbursements(f)+                             1.37%      1.80%   3.91%      3.92%^
 Net investment income(c)                                                4.85%      4.39%   4.04%      3.67%^
Portfolio turnover rate                                                    74%        69%     94%        88%
--------------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees of the
 affiliated/unaffiliated underlying portfolios                            .26%       .23%    .22%       .21%
--------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                                  DECEMBER 18,
                                                                                                   2014(a) TO
                                                                        YEAR ENDED NOVEMBER 30,   NOVEMBER 30,
                                                                          2018     2017    2016       2015
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.44     $ 9.90  $ 9.75     $10.00
                                                                       ------     ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                               .40        .37     .33        .28
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.95)       .73     .36       (.24)
Contributions from Affiliates                                             .00(d)   - 0 -   - 0 -      - 0 -
                                                                       ------     ------  ------     ------
Net increase (decrease) in net asset value from operations               (.55)      1.10     .69        .04
                                                                       ------     ------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.38)      (.56)   (.45)      (.29)
Distributions from net realized gain on investment transactions          (.21)     - 0 -    (.09)     - 0 -
                                                                       ------     ------  ------     ------
Total dividends and distributions                                        (.59)      (.56)   (.54)      (.29)
                                                                       ------     ------  ------     ------
Net asset value, end of period                                         $ 9.30     $10.44  $ 9.90     $ 9.75
                                                                       ======     ======  ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (5.57)%++  11.42%   7.42%       .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  704     $  426  $  102     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                             1.49%      1.52%   1.54%      1.52%^
 Expenses, before waivers/reimbursements(f)+                             2.13%      2.65%   4.70%      4.57%^
 Net investment income(c)                                                4.11%      3.63%   3.35%      2.89%^
Portfolio turnover rate                                                    74%        69%     94%        88%
--------------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees of the
 affiliated/unaffiliated underlying portfolios                            .26%       .23%    .22%       .21%


See footnote summary on page 122.

------------------------------------------------------------------------------------------------------
                                                                           ADVISOR CLASS
                                                                                          DECEMBER 18,
                                                                                           2014(a) TO
                                                               YEAR ENDED NOVEMBER 30,    NOVEMBER 30,
                                                                2018      2017     2016       2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.45    $  9.91  $  9.75    $ 10.00
                                                             -------    -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .50        .47      .50        .37
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.95)       .73      .29       (.24)
Contributions from Affiliates                                    .00(d)   - 0 -    - 0 -      - 0 -
                                                             -------    -------  -------    -------
Net increase (decrease) in net asset value from operations      (.45)      1.20      .79        .13
                                                             -------    -------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.47)      (.66)    (.54)      (.38)
Distributions from net realized gain on investment
 transactions                                                   (.21)     - 0 -     (.09)     - 0 -
                                                             -------    -------  -------    -------
Total dividends and distributions                               (.68)      (.66)    (.63)      (.38)
                                                             -------    -------  -------    -------
Net asset value, end of period                               $  9.32    $ 10.45  $  9.91    $  9.75
                                                             =======    =======  =======    =======
TOTAL RETURN
Total investment return based on net asset value(e)            (4.56)%    12.53%    8.51%      1.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $97,826    $89,667  $19,926    $17,919
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .49%       .52%     .53%       .53%^
 Expenses, before waivers/reimbursements(f)+                    1.12%      1.61%    3.40%      3.52%^
 Net investment income(c)                                       5.09%      4.64%    5.08%      3.88%^
Portfolio turnover rate                                           74%        69%      94%        88%
------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
 of the affiliated/unaffiliated underlying portfolios            .26%       .23%     .22%       .21%



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:



                                                                                          DECEMBER 18,
                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   2014(a) TO
                                                   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                                       2018         2017         2016         2015
------------------------------------------------------------------------------------------------------
Class A                                                .25%         .22%         .21%        .22%^
Class C                                                .25%         .22%         .20%        .22%^
Advisor Class                                          .25%         .22%         .21%        .21%^



 ^ Annualized.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Annualized.

AB ALL CHINA EQUITY PORTFOLIO


--------------------------------------------------------------------------
                                                                CLASS A
                                                               JULY 25,
                                                              2018(a) TO
                                                             NOVEMBER 30,
                                                                 2018
--------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                          (.01)
Net realized and unrealized loss on investment and foreign
 currency transactions                                            (1.62)
Net decrease in net asset value from operations                   (1.63)
                                                                -------
Net asset value, end of period                                  $  8.37
                                                                =======
TOTAL RETURN
Total investment return based on net asset value(d)              (16.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $   685
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.50%
 Expenses, before waivers/reimbursements(e)                        4.81%
 Net investment loss(c)(e)                                         (.33)%
Portfolio turnover rate                                              38%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                                             ADVISOR CLASS
                                                               JULY 25,
                                                              2018(a) TO
                                                             NOVEMBER 30,
                                                                 2018
--------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                          (.01)
Net realized and unrealized loss on investment and foreign
 currency transactions                                            (1.61)
Net decrease in net asset value from operations                   (1.62)
                                                                -------
Net asset value, end of period                                  $  8.38
                                                                =======
TOTAL RETURN
Total investment return based on net asset value(d)              (16.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $36,145
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.25%
 Expenses, before waivers/reimbursements(e)                        5.13%
 Net investment loss(c)(e)                                         (.37)%
Portfolio turnover rate                                              38%
--------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses". Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.

AB VALUE FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  522.52    $ 9,956.23
   2              9,956.23      497.81    10,454.04     101.40     10,352.64
   3             10,352.64      517.63    10,870.27     105.44     10,764.83
   4             10,764.83      538.24    11,303.07     109.64     11,193.43
   5             11,193.43      559.67    11,753.10     114.01     11,639.09
   6             11,639.09      581.95    12,221.04     118.54     12,102.50
   7             12,102.50      605.13    12,707.63     123.26     12,584.37
   8             12,584.37      629.22    13,213.59     128.17     13,085.42
   9             13,085.42      654.27    13,739.69     133.27     13,606.42
   10            13,606.42      680.32    14,286.74     138.58     14,148.16
   --------------------------------------------------------------------------
   Cumulative                $5,742.99               $1,594.83


AB DISCOVERY VALUE FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  535.59    $ 9,943.16
   2              9,943.16      497.16    10,440.32     114.84     10,325.48
   3             10,325.48      516.27    10,841.75     119.26     10,722.49
   4             10,722.49      536.12    11,258.61     123.84     11,134.77
   5             11,134.77      556.74    11,691.51     128.61     11,562.90
   6             11,562.90      578.15    12,141.05     133.55     12,007.50
   7             12,007.50      600.38    12,607.88     138.69     12,469.19
   8             12,469.19      623.46    13,092.65     144.02     12,948.63
   9             12,948.63      647.43    13,596.06     149.56     13,446.50
   10            13,446.50      672.33    14,118.83     155.31     13,963.52
   --------------------------------------------------------------------------
   Cumulative                $5,706.79               $1,743.27


AB RELATIVE VALUE FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  515.48    $ 9,963.27
   2              9,963.27      498.16    10,461.43     103.57     10,357.86
   3             10,357.86      517.89    10,875.75     107.67     10,768.08
   4             10,768.08      538.40    11,306.48     111.93     11,194.55
   5             11,194.55      559.73    11,754.28     116.37     11,637.91
   6             11,637.91      581.90    12,219.81     120.98     12,098.83
   7             12,098.83      604.94    12,703.77     125.77     12,578.00
   8             12,578.00      628.90    13,206.90     130.75     13,076.15
   9             13,076.15      653.81    13,729.96     135.93     13,594.03
   10            13,594.03      679.70    14,273.73     141.31     14,132.42
   --------------------------------------------------------------------------
   Cumulative                $5,742.18               $1,609.76

AB EQUITY INCOME FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  523.53    $ 9,955.22
   2              9,955.22      497.76    10,452.98     102.44     10,350.54
   3             10,350.54      517.53    10,868.07     106.51     10,761.56
   4             10,761.56      538.08    11,299.64     110.74     11,188.90
   5             11,188.90      559.45    11,748.35     115.13     11,633.22
   6             11,633.22      581.66    12,214.88     119.71     12,095.17
   7             12,095.17      604.76    12,699.93     124.46     12,575.47
   8             12,575.47      628.77    13,204.24     129.40     13,074.84
   9             13,074.84      653.74    13,728.58     134.54     13,594.04
   10            13,594.04      679.70    14,273.74     139.88     14,133.86
   --------------------------------------------------------------------------
   Cumulative                $5,740.20               $1,606.34


AB GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  561.73    $ 9,917.02
   2              9,917.02      495.85    10,412.87     140.57     10,272.30
   3             10,272.30      513.62    10,785.92     145.61     10,640.31
   4             10,640.31      532.02    11,172.33     150.83     11,021.50
   5             11,021.50      551.08    11,572.58     156.23     11,416.35
   6             11,416.35      570.82    11,987.17     161.83     11,825.34
   7             11,825.34      591.27    12,416.61     167.62     12,248.99
   8             12,248.99      612.45    12,861.44     173.63     12,687.81
   9             12,687.81      634.39    13,322.20     179.85     13,142.35
   10            13,142.35      657.12    13,799.47     186.29     13,613.18
   --------------------------------------------------------------------------
   Cumulative                $5,637.37               $2,024.19


AB INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  568.77    $ 9,909.98
   2              9,909.98      495.50    10,405.48     148.80     10,256.68
   3             10,256.68      512.83    10,769.51     154.00     10,615.51
   4             10,615.51      530.78    11,146.29     159.39     10,986.90
   5             10,986.90      549.35    11,536.25     164.97     11,371.28
   6             11,371.28      568.56    11,939.84     170.74     11,769.10
   7             11,769.10      588.46    12,357.56     176.71     12,180.85
   8             12,180.85      609.04    12,789.89     182.90     12,606.99
   9             12,606.99      630.35    13,237.34     189.29     13,048.05
   10            13,048.05      652.40    13,700.45     195.92     13,504.53
   --------------------------------------------------------------------------
   Cumulative                $5,616.02               $2,111.49


AB CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  534.59    $ 9,944.16
   2              9,944.16      497.21    10,441.37     115.90     10,325.47
   3             10,325.47      516.27    10,841.74     120.34     10,721.40
   4             10,721.40      536.07    11,257.47     124.96     11,132.51
   5             11,132.51      556.63    11,689.14     129.75     11,559.39
   6             11,559.39      577.97    12,137.36     134.72     12,002.64
   7             12,002.64      600.13    12,602.77     139.89     12,462.88
   8             12,462.88      623.14    13,086.02     145.25     12,940.77
   9             12,940.77      647.04    13,587.81     150.82     13,436.99
   10            13,436.99      671.85    14,108.84     156.61     13,952.23
   --------------------------------------------------------------------------
   Cumulative                $5,705.06               $1,752.83

AB GLOBAL RISK ALLOCATION FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  554.69    $ 9,924.06
   2              9,924.06      496.20    10,420.26     135.46     10,284.80
   3             10,284.80      514.24    10,799.04     140.39     10,658.65
   4             10,658.65      532.93    11,191.58     145.49     11,046.09
   5             11,046.09      552.30    11,598.39     150.78     11,447.61
   6             11,447.61      572.38    12,019.99     156.26     11,863.73
   7             11,863.73      593.19    12,456.92     161.94     12,294.98
   8             12,294.98      614.75    12,909.73     167.83     12,741.90
   9             12,741.90      637.10    13,379.00     173.93     13,205.07
   10            13,205.07      660.25    13,865.32     180.25     13,685.07
   --------------------------------------------------------------------------
   Cumulative                $5,652.09               $1,967.02


AB SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  550.67    $ 9,928.08
   2              9,928.08      496.40    10,424.48     131.35     10,293.13
   3             10,293.13      514.66    10,807.79     136.18     10,671.61
   4             10,671.61      533.58    11,205.19     141.19     11,064.00
   5             11,064.00      553.20    11,617.20     146.38     11,470.82
   6             11,470.82      573.54    12,044.36     151.76     11,892.60
   7             11,892.60      594.63    12,487.23     157.34     12,329.89
   8             12,329.89      616.49    12,946.38     163.12     12,783.26
   9             12,783.26      639.16    13,422.42     169.12     13,253.30
   10            13,253.30      662.67    13,915.97     175.34     13,740.63
   --------------------------------------------------------------------------
   Cumulative                $5,663.08               $1,922.45


AB ALL MARKET INCOME PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  525.54    $ 9,953.21
   2              9,953.21      497.66    10,450.87     170.35     10,280.52
   3             10,280.52      514.03    10,794.55     175.95     10,618.60
   4             10,618.60      530.93    11,149.53     181.74     10,967.79
   5             10,967.79      548.39    11,516.18     187.71     11,328.47
   6             11,328.47      566.42    11,894.89     193.89     11,701.00
   7             11,701.00      585.05    12,286.05     200.26     12,085.79
   8             12,085.79      604.29    12,690.08     206.85     12,483.23
   9             12,483.23      624.16    13,107.39     213.65     12,893.74
   10            12,893.74      644.69    13,538.43     220.68     13,317.75
   --------------------------------------------------------------------------
   Cumulative                $5,594.37               $2,276.62



AB ALL CHINA EQUITY PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  157.50    $10,342.50
   2             10,342.50      517.13    10,859.63     408.32     10,451.31
   3             10,451.31      522.57    10,973.88     412.62     10,561.26
   4             10,561.26      528.06    11,089.32     416.96     10,672.36
   5             10,672.36      533.62    11,205.98     421.34     10,784.64
   6             10,784.64      539.23    11,323.87     425.78     10,898.09
   7             10,898.09      544.90    11,442.99     430.26     11,012.73
   8             11,012.73      550.64    11,563.37     434.78     11,128.59
   9             11,128.59      556.43    11,685.02     439.36     11,245.66
   10            11,245.66      562.28    11,807.94     443.98     11,363.96
   --------------------------------------------------------------------------
   Cumulative                $5,354.86               $3,990.90

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses before fee waiver as reflected under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus.

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS
--------------------------------------------------------------------------------

WAIVERS SPECIFIC TO MERRILL LYNCH
--------------------------------------------------------------------------------

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program


.. Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform


..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members

.. Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC WAIVERS ON CLASSES A AND C SHARES AVAILABLE AT MERRILL LYNCH


..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement


.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee-based account or platform


FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

..  Breakpoints as described in this prospectus.

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS SPECIFIC TO MORGAN STANLEY
--------------------------------------------------------------------------------

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple
   IRAs, SAR-SEPs or Keogh plans

..  Morgan Stanley employee and employee-related accounts according to Morgan
   Stanley's account linking rules

.. Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

..  Shares purchased through a Morgan Stanley self-directed brokerage account

.. Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

.. Shares purchased from the proceeds of redemptions within the same fund family, provided that (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and
   (iii) redeemed shares were subject to a front-end or deferred sales charge

WAIVERS SPECIFIC TO AMERIPRISE FINANCIAL
--------------------------------------------------------------------------------

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI:

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

..  Shares purchased through an Ameriprise Financial investment advisory program
   (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

.. Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

.. Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

..  Shares purchased by or through qualified accounts (including IRAs, Coverdell
   Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant
   (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

WAIVERS SPECIFIC TO RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES & RAYMOND JAMES AFFILIATES ("RAYMOND JAMES")
--------------------------------------------------------------------------------

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT RAYMOND JAMES

..  Shares purchased in an investment advisory program

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

.. Shares purchased from the proceeds of redemptions within the same fund family, provided that (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

.. A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC WAIVERS ON CLASSES A AND C SHARES AVAILABLE AT RAYMOND JAMES

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in this Fund's Prospectus

.. Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

..  Shares acquired through a right of reinstatement

FRONT-END LOAD DISCOUNTS AVAILABLE AT RAYMOND JAMES: BREAKPOINTS, AND/OR RIGHTS OF ACCUMULATION

..  Breakpoints as described in this Prospectus

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "SEC"):

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the SEC's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.


FUND                                   SEC FILE NO.
---------------------------------------------------
AB Value Fund                           811-10221
AB Discovery Value Fund                 811-10221
AB Relative Value Fund                  811-00126
AB Equity Income Fund                   811-07916
AB Global Real Estate Investment Fund   811-07707
AB International Value Fund             811-10221
AB Core Opportunities Fund              811-09687
AB Global Risk Allocation Fund          811-00134
AB Small Cap Value Portfolio            811-01716
AB All Market Income Portfolio          811-01716
AB All China Equity Portfolio           811-01716



                                                                  PRO-0103-0219

                                    [GRAPHIC]

[A/B] [R]
Logo

AB Value Fund
   (Class A-ABVAX; Class B-ABVBX; Class C-ABVCX;
      Class R-ABVRX; Class K-ABVKX; Class I-ABVIX;
      Advisor Class-ABVYX)

AB Discovery Value Fund
   (Class A-ABASX; Class B-ABBSX; Class C-ABCSX;
      Class R-ABSRX; Class K-ABSKX; Class I-ABSIX;
      Advisor Class-ABYSX; Class Z-ABSZX;)

AB Relative Value Fund
   (Class A-CABDX; Class B-CBBDX; Class C-CBBCX;
      Class R-CBBRX; Class K-CBBKX; Class I-CBBIX;
      Advisor Class-CBBYX; Class Z-CBBZX;)

AB Equity Income Fund
   (Class A-AUIAX; Class B-AUIBX; Class C-AUICX;
      Class R-AUIRX; Class K-AUIKX; Class I-AUIIX;
      Advisor Class-AUIYX; Class Z-AUIZX)

AB Global Real Estate Investment Fund
   (Class A-AREAX; Class B-AREBX; Class C-ARECX;
      Class R-ARRRX; Class K-ARRKX; Class I-AEEIX;
      Advisor Class-ARSYX)

AB International Value Fund
   (Class A-ABIAX; Class B-ABIBX; Class C-ABICX;
      Class R-AIVRX; Class K-AIVKX; Class I-AIVIX; Advisor Class-ABIYX)

AB Core Opportunities Fund
   (Class A-ADGAX; Class B-ADGBX; Class C-ADGCX;
      Class R-ADGRX; Class K-ADGKX; Class I-ADGIX;
      Advisor Class-ADGYX; Class Z-ADGZX;)

AB Global Risk Allocation Fund
   (Class A-CABNX; Class B-CABBX; Class C-CBACX;
      Class R-CBSRX; Class K-CBSKX; Class I-CABIX; Advisor Class-CBSYX)

AB Small Cap Value Portfolio
   (Class A-SCAVX; Class C-SCCVX; Advisor Class-SCYVX;)

AB All Market Income Portfolio
   (Class A-MRKAX; Class C-MRKCX; Advisor Class-MRKYX;)


AB All China Equity Portfolio
   (Class A-ACEAX; Advisor Class-ACEYX)



--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                               February 28,2019


--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus dated February 28, 2019 (the "Prospectus") for AB Value Fund ("Value Fund"), AB Discovery Value Fund ("Discovery Value") and AB International Value Fund ("International Value") of the AB Trust (the "ABT Funds"), AB Small Cap Value Portfolio ("Small Cap Value"), AB All Market Income Portfolio ("All Market Income") and AB All China Equity Portfolio ("All China Equity") of the AB Cap Fund, Inc. (the "ACF Funds"), the AB Relative Value Fund ("Relative Value"), the AB Core Opportunities Fund ("Core Opportunities"), the AB Global Risk Allocation Fund ("Global Risk Allocation"), the AB Equity Income Fund ("Equity Income") and the AB Global Real Estate Investment Fund ("Global Real Estate") (the "Companies") (the Companies, together with the ABT Funds and the ACF Funds, the "Funds") that offers Class A and Advisor Class shares for All China Equity, Class A, Class C and Advisor Class shares for Small Cap Value and All Market Income, Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares for Value Fund, International Value, Global Risk Allocation and Global Real Estate, and Class A, Class B, Class C, Class R, Class K, Class I, Advisor Class and Class Z shares for Discovery Value, Relative Value, Equity Income and Core Opportunities. Financial statements for Relative Value for the fiscal year ended October 31, 2018 and financial statements for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value, All Market Income and All China Equity for the fiscal year or period ended November 30, 2018, are included in the respective annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.abfunds.com.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----


INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS..............................4
INVESTMENT RESTRICTIONS.......................................................56
MANAGEMENT OF THE FUNDS.......................................................58
EXPENSES OF THE FUNDS........................................................100
PURCHASE OF SHARES...........................................................114
REDEMPTION AND REPURCHASE OF SHARES..........................................141
SHAREHOLDER SERVICES.........................................................144
NET ASSET VALUE..............................................................146
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................150
PORTFOLIO TRANSACTIONS.......................................................159
GENERAL INFORMATION..........................................................167
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM.................................................212
APPENDIX A:  PROXY VOTING AND GOVERNANCE POLICY STATEMENT....................A-1


__________________
The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

________________________________________________________________________________

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
________________________________________________________________________________

Introduction to the Funds
-------------------------

            The Companies are each an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

            AB Trust (the "Trust") and AB Cap Fund, Inc. ("AB Cap Fund") are open-end investment companies whose shares are offered in separate series referred to as portfolios. The ABT Funds and ACF Funds are portfolios of the Trust and AB Cap Fund, respectively, which are described in this SAI. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. A shareholder in a portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that portfolio.

            Except as noted, the Funds' investment policies and practices described below are not "fundamental policies" within the meaning of the 1940 Act, and may, therefore, be changed by the Board of Directors of each of the Companies (the "Companies' Boards"), the Board of Directors of AB Cap Fund (the "AB Cap Fund Board") or the Board of Trustees of the Trust (the "Trust Board" and, together with the Companies' Boards and the AB Cap Fund Board, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

            Global Risk Allocation may pursue its investment objective by investing in AllianceBernstein Global Risk Allocation Fund (Cayman) Ltd., a wholly-owned subsidiary of Global Risk Allocation organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by AllianceBernstein L.P., the Fund's Adviser (the "Adviser"), and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as Global Risk Allocation; however, the Subsidiary (unlike Global Risk Allocation), may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. Global Risk Allocation and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as Global Risk Allocation. By investing in the Subsidiary, Global Risk Allocation is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by Global Risk Allocation and are subject to the same risks that apply to similar investments if held directly by Global Risk Allocation. See "Investments in the Wholly-Owned Subsidiary" below for a more detailed discussion of the Subsidiary.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------


            A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Chinese Depositary Receipts ("CDRs") are depositary receipts traded on Chinese exchanges that evidence ownership of underlying securities of Chinese companies traded in Hong Kong or outside of China. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia. CDRs are designed for use in Chinese securities markets. It is not known whether an active market for CDRs will develop, or how the value and trading activity for particular CDRs will relate to those of the underlying securities.


Derivatives
-----------

            A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives--options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund, are described below. Derivatives include listed and cleared transactions, where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. The Securities and Exchange Commission ("SEC") may adopt similar clearing requirements in respect of security-based swaps. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.


            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

                   New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.


            -- Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.


            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In December 2015, the SEC proposed a new rule regarding derivatives imposing, among other things, limits on the amount of leverage a fund could be exposed to through derivatives and other senior securities transactions. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds, except Global Risk Allocation and the Subsidiary, have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA, and are not currently subject to these recordkeeping, reporting and disclosure requirements. This exclusion is not available to Global Risk Allocation or the Subsidiary, and each has registered as a CPO. This registration subjects Global Risk Allocation and the Subsidiary to certain recordkeeping, reporting and disclosure requirements but, under rules adopted by the CFTC, compliance with SEC disclosure and filing requirements, for the most part, constitutes compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund
---------------------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser, were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete or settle forward transactions at prices inferior to the then current market values. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, illiquid investments risk and credit risk.


            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.


            It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.


            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            --Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before their expiration date, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.


            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.


            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

            A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund OTC and the cover for options written by the Fund OTC, and
(c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities ("Rule 144A Securities") to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Boards. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investments in Exchange-Traded Funds and Other Investment Companies
-------------------------------------------------------------------

            The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.


            The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.


Investments in Pre-IPO Securities
---------------------------------

            The Funds may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings histories. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investments in the Wholly-Owned Subsidiary
------------------------------------------

            Investments in the Subsidiary are expected to provide Global Risk Allocation with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and recent Internal Revenue Service (the "IRS") revenue rulings, as discussed below under "Dividends, Distributions and Taxes". The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

            It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures contracts and options on futures contracts, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although Global Risk Allocation may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that Global Risk Allocation invests in the Subsidiary, the Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

            While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect Global Risk Allocation and its shareholders.

Loans of Portfolio Securities
-----------------------------


            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund's securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

            A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

            A Fund will invest cash collateral in a money market fund approved by the Fund's Board and expected to be managed by the Adviser. Any such investment will be at the Fund's risk. The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Loan Participations and Assignments
-----------------------------------

            A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). A loan is often administered by a bank or other financial institution that acts as agent for the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

           The success of a Fund's investment may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. The agent typically has broad discretion in enforcing loan agreements.

            A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by S&P Global Ratings ("S&P")) or higher.

            When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participation and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, a Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

            Loans in which a Fund may invest may include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and may receive a commitment fee based on the amount of the commitment.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
-------------------------------------------------------------------------

            The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association, or GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than five years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. The compounding effect from reinvestment of monthly payments received by a Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association, or FNMA, and the Federal Home Loan Mortgage Association, or FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" ( in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation. A Fund may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets and one class of principal-only securities ("POs") receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.


            "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Forward Commitments and When-Issued and Delayed Delivery Securities" above.


            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable-rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities ("CRTs"), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

            The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

            Other Asset-Backed Securities. A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            Structured Securities. A Fund may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies, such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, the use of these investments results in leveraging a Fund's assets because the Fund uses the proceeds to make investments in other securities. See "Certain Risk and Other Considerations - Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

            A Fund's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Fund's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.

Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's, S&P, Fitch Ratings ("Fitch") and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's and Fitch. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by S&P, Moody's and Fitch, with S&P rating the security as BBB, Moody's as Ba and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., BBB by S&P, Ba1 by Moody's and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in a Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


            In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.


            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------

            A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes - Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Short-Term Investments
----------------------

            A Fund may invest in short-term investments including corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits, and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

            A Fund may invest in short-term debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Fund expects that it will not retain a short-term debt security that is downgraded below BBB- or Baa3 (or an equivalent rating) or, if not rated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

Special Situations
------------------

            A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.


            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.


            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.


            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund' investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally Rule 144A securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.


U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that may not be supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include certain stripped mortgage-related securities. Stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-indexed securities, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.


            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.


Zero-Coupon and Payment-in-Kind Bonds
-------------------------------------

            All China Equity may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuations in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.


Certain Risk and Other Considerations
-------------------------------------


            Borrowing and Use of Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and restrictions and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of a Fund's shares. Likewise, the Fund's use of certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as a Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund's use of certain derivatives that result in leverage of a Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on a Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.


            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

            Real Estate Investments. If a Fund, including, in particular, Global Real Estate, receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by Global Real Estate in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

            Additional Risks of Futures Contracts, Options on Futures Contracts, Swaps, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, swaps, options on foreign currencies and forward contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States and (v) lesser trading volume.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


            It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.


            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017 the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

            Foreign investment in certain foreign securities of is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Investing in emerging market securities imposes risks different from, and greater than, risks of investing in domestic securities or in foreign, developed countries' securities. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

            Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "United States Federal Income Taxation of the Funds".

            Investors should understand that the expense ratio of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many securities of foreign issuers, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.


            Investments in China (applicable to International Value, Global Risk Allocation, All China Equity and All Market Income). Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China's economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China's export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on a Fund's performance.

            A Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs ("Stock Connect"). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

            Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Fund's ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China's tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for a Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to a Fund.

            All transactions in Stock Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

            Stock Connect is a relatively new program to the market and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

            Global Risk Allocation and All Market Income may invest in renminbi-denominated bonds issued in China ("RMB Bonds"). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market ("CIBM") to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program ("Bond Connect"). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

            The CIBM Direct Access Program, established by the People's Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. Global Risk Allocation and All Market Income are therefore subject to the risk of default or errors on the part of such agent.

            Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund's ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects Global Risk Allocation and All Market Income to the clearance and settlement procedures associated with Bond Connect, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

            Uncertainties in China's tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in the CIBM will also expose Global Risk Allocation and All Market Income to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.


            Investments in Lower-Rated and Unrated Instruments. All China Equity may invest in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch), and unrated securities of equivalent investment quality (commonly referred to as "junk bonds"). Lower-rated debt securities are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

            In seeking to achieve the Fund's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on fixed-income securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

            Sovereign Debt Obligations (applicable to All China Equity). No established secondary markets may exist for many of the sovereign debt obligations in which All China Equity may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

            By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

            Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

            Investing in sovereign debt obligations involves economic and political risks. The sovereign debt obligations in which the Fund may invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

            Central banks and other governmental authorities which control the servicing of sovereign debt obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of sovereign debt obligations may default on their obligations. Defaults on certain sovereign debt obligations have occurred in the past. Holders of certain sovereign debt obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of sovereign debt obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

            The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increase protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any.

            To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it may need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based on international rates.

            Another factor bearing on the ability of a country to repay sovereign debt obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt obligations.

            The Fund is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies for defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as a willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect a Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves involve certain special risks.



--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund may not:

            (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

------------
(1) Global Real Estate has not adopted policies to concentrate investments in any one industry. Although Global Real Estate invests generally in the real estate industry sector, the primary economic characteristics of companies in this sector are materially different. Global Real Estate invests in equity and mortgage REITs, each of which seek different types of investments. Equity REITs invest directly in real estate properties and mortgage REITs make loans to real estate owners and purchase mortgages on real estate. In addition, there are many different types of REITs in which Global Real Estate may invest, including for example, those that invest in shopping malls, industrial and office buildings, apartments, warehouses, lodging and hotels, and health care facilities. REITs may also invest in specific regions, states or countries. Foreign REITs or other non-U.S. real estate investments may have significantly different characteristics than those in the U.S.

            (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;


            (e) with respect to Discovery Value and International Value, purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts, and, with respect to Value, Relative Value, Core Opportunities, Global Risk Allocation, Global Real Estate, Equity Income, Small Cap Value, All Market Income and All China Equity may purchase or sell commodities or options thereon to the extent permitted by applicable law; or


            (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.


            As a fundamental policy, each Fund, except All China Equity, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Fund's assets consist of:


            o     Cash or cash items;
            o     Government securities;
            o     Securities of other invest ment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.


            All China Equity is a "non-diversified" investment company, which means it is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote. Because the Fund is a non-diversified investment company, it may invest in a smaller number of issuers than a diversified investment company, and an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.


Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and is subject to change without shareholder approval.

            The Funds may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            Discovery Value may not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act at any time Discovery Value has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision of the Boards. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2018, totaling over $516 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of December 31, 2018, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

               AXA and its subsidiaries             63.6%
               AllianceBernstein Holding L.P.       35.6
               Unaffiliated holders                  0.8
                                                 ------------
                                                   100.0%
                                                 ============

            AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, owns approximately 59.2% of the outstanding common stock of AXA Equitable Holdings, Inc. ("AXA Equitable") as of December 31, 2018.

            As of December 31, 2018, AXA Equitable owned approximately 4.2% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. ("AB Holding"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA Equitable, "GP") is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

            Including both the general partnership and limited partnership interests in AB Holding and the Adviser, AXA Equitable and its subsidiaries have an approximate 65.2% economic interest in the Adviser as of December 31, 2018.

            See "Management of the Funds - Investment Adviser" in the Funds' Prospectus for additional information about the ownership structure of the Adviser and related matters.


Advisory Agreements and Expenses
--------------------------------

            The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to the oversight of the Boards.

            Under the Funds' Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the Funds' portfolios of securities and investments, and provides persons satisfactory to the Boards to act as officers of the Funds. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Funds, including, for example, office facilities and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Funds have under the Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year or period ended November 30, 2018, for Value Fund, International Value, Discovery Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value, All Market Income and All China Equity, the amounts paid to the Adviser for such services amounted to a total of $64,099, $64,099, $62,202, $60,495, $66,248, $67,666,
$66,562, $68,472, $0 (net of $86,171 waived by the Adviser) and $18,856 (net of
$218,709 waived by the Adviser), respectively, after any waiver or reimbursement. During the fiscal year ended October 31, 2018, for Relative Value, the amount paid to the Adviser for such services amounted to a total of $77,006 after any waiver or reimbursement.

            The Advisory Agreements for each of the Funds continue in effect from year to year, except that the Advisory Agreement for All China Equity became effective July 25, 2018 and will continue in effect for two years from its effective date and thereafter from year to year, provided that their continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of each Fund or by the Directors/Trustees ("Directors"), and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreements for all Funds was approved by a vote, cast in person, for additional annual terms by the Board at their meetings held on May 1-3, 2018 with the exception of the Advisory Agreement for All Market Income, which was approved, as amended, by a vote, cast in person, for an additional term by the Board at their meetings held on July 31-August 2, 2018.

            In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until February 28, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund's share of the advisory fees of AB Government Money Market Portfolio.


            Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Fund, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

VALUE FUND


            For the services rendered by the Adviser under the Advisory Agreement, Value Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser earned from the Fund $2,229,513, $2,251,420 and $2,083,883, respectively, in advisory fees. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $3,144, $5,185 and $2,895 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


DISCOVERY VALUE


            For the services rendered by the Adviser under the Advisory Agreement, Discovery Value paid the Adviser a fee of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser earned from the Fund $22,474,027, $20,372,788 and $17,422,174, respectively, in advisory fees. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $94,523, $110,424 and $47,576 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


INTERNATIONAL VALUE


            For the services rendered by the Adviser under the Advisory Agreement, International Value pays the Adviser a fee of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser earned from the Fund $1,906,652, $2,053,447 and $2,211,605, respectively, in advisory fees. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $1,884, $3,621 and $1,202 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


RELATIVE VALUE


            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended October 31, 2018, October 31, 2017 and October 31, 2016, the Adviser received from the Fund advisory fees of $9,654,567, $9,291,688 and $12,020,355 (of which $1,149,716, $1,348,139 and $1,359,311 were waived by the Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the period from the effective date of the Fund's Prospectus to the effective date of the subsequent Prospectus incorporating the Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of
aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the Period. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $376,887, $422,077 and $126,697 for the fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016, respectively.


CORE OPPORTUNITIES


            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser earned from the Fund $1,504,225, $1,371,833 and $947,486 (of which $5,646, $5,206 and
$129,224 were waived by the Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the Period to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.15%, 1.90%, 1.90%, .90%, 1.40%, 1.15%, .90% and .90% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the Period. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $63,764, $85,779 and $30,274 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


GLOBAL RISK ALLOCATION


            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .60% of the first $200 million, ..50% of the next $200 million and .40% of the excess over $400 million as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser received from the Fund advisory fees of $1,489,964, $1,634,353 and $1,761,004, respectively, in advisory fees. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $15,970, $38,275 and $46,270 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


EQUITY INCOME


            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser received from the Fund $3,412,757, $3,813,105 and $4,043,027, respectively, in advisory fees. The Adviser has agreed for the Period to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.95%, 1.95%, .95%, 1.45%, 1.20%, .95% and .95% of the daily net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The fee waiver and/or expense reimbursement agreement automatically extends each fiscal year unless the Adviser provides notice of termination to the Trust at least 60 days prior to the end of the Period. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $3,623, $2,246 and $2,297 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


GLOBAL REAL ESTATE


            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser earned from the Fund $765,115, $820,069 and $872,988, respectively, in advisory fees. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $1,234, $1,721 and $914 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


SMALL CAP VALUE


            For the services rendered by the Adviser under the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .80% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.25%, 2.00%, 1.50%, 1.50%, 1.25%, 1.00% and 1.00% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. The Fund is offering only its Class A, Class C and Advisor Class shares currently. This fee waiver and/or expense reimbursement agreement may not be terminated before February 28, 2020. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal year ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser earned from the Fund $2,339,490, $1,766,707 and $803,588 (of which $0, $301,260 and $123,065 were waived by the adviser), respectively, in advisory fees. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $14,586, $9,841 and $2,656 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.


ALL MARKET INCOME


            For the services rendered by the Adviser under the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Prior to August 28, 2017, the Fund paid a monthly fee to the adviser at an annualized rate of .70% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fee and/or to bear expenses of the Fund through February 28, 2020 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .99%, 1.74%, .74%, 1.24%, .99%, ..74% and .74% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The Fund is offering only its Class A, Class C and Advisor Class shares currently. Any fees and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense limitations. In addition, the Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2020 in an amount equal to the Fund's share of all fees and expenses of any AB Mutual Funds in which the Fund invests. For the fiscal year ended November 30, 2018, November 30, 2017 and November 30, 2016, the Adviser earned from the Fund $626,775, $382,218 and $130,564 (of which $626,775, $382,218 and $130,564 were waived by the Adviser), respectively, in advisory fees, and the Adviser reimbursed to the Fund $344,017, $454,562 and $428,874, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $9,701, $4,956 and $1,143 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively. In connection with the investment by the Fund in the AB High Income Fund, the Adviser waived its investment management fee and other expenses from the Fund in the amount of $275,727, $127,266 and $38,833 for the fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, respectively.




ALL CHINA EQUITY

            For the services rendered by the Adviser under the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .95% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its fee and bear certain expenses of the Fund for the period through the effective date of the subsequent prospectus incorporating the Fund's annual financial statements (the "Period") so that total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) do not exceed on an annual basis 1.50%, 2.25%, 1.75%, 1.50%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice 60 days prior to the end of the Period. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $247 for the fiscal period ended November 30, 2018.


ALL FUNDS


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to: AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


Board of Directors Information
------------------------------

            The Boards are comprised of the same Directors for all Funds. Certain information concerning the Directors is set forth below.

                                                  Portfolios    Other Public
                                                  in AB Fund    Company
Name, Address,*         Principal Occupation(s)   Complex       Directorships
Age and (Year           During Past Five Years    Overseen by   Currently Held
First Elected**)        and Other Information     Director      by Director
---------------         ---------------------     -----------   --------------

INDEPENDENT DIRECTORS




Marshall C. Turner,     Private Investor since           95     Xilinx, Inc.
Jr.,#                   prior to 2014. Former                   (programmable
Chairman of the Board   Chairman and CEO of                     logic
77                      Dupont Photomasks, Inc.                 semi-conductors)
(2005 - Value Fund,     (components of                          since 2007
Discovery Value,        semi-conductor
Relative Value, Equity  manufacturing). Formerly,
Income, Global Real     he was a director of
Estate, International   SunEdison, Inc. from 2007
Value, Core             until July 2014. He has
Opportunities, Global   extensive operating
Risk Allocation)        leadership and venture
(2014 - Small Cap       capital investing
Value, All Market       experience, including
Income)                 five interim or
(2018 - All China       full-time CEO roles, and
Equity)                 prior service as general
                        partner of institutional
                        venture capital
                        partnerships. He also
                        has extensive non-profit
                        board leadership
                        experience, and
                        currently serves on the
                        boards of two education
                        and science-related
                        non-profit
                        organizations. He has
                        served as a director of
                        one AB Fund since 1992,
                        and director or trustee
                        of multiple AB Funds
                        since 2005. He has been
                        Chairman of the AB Funds
                        since January 2014, and
                        the Chairman of the
                        Independent Directors
                        Committees of such AB
                        Funds since February
                        2014.

Michael J. Downey,#     Private Investor since           95
75                      prior to 2014.
(2005 - Value Fund,     Formerly, director of
Discovery Value,        The Asia Pacific Fund,
Relative Value, Equity  Inc. (registered
Income, Global Real     investment company)
Estate, International   since prior to 2014
Value, Core             until January 2019;
Opportunities, Global   managing partner of
Risk Allocation)        Lexington Capital, LLC
(2014 - Small Cap       (investment advisory
Value, All Market       firm) from December 1997
Income)                 until December 2003. He
(2018 - All China       served as Director of
Equity)                 Prospect Acquisition
                        Corp. (financial
                        services) from 2007
                        until 2009. From 1987
                        until 1993, Chairman and
                        CEO of Prudential Mutual
                        Fund Management,
                        director of the
                        Prudential mutual funds,
                        and member of the
                        Executive Committee of
                        Prudential Securities
                        Inc. He has served as a
                        director or trustee of
                        the AB Funds since 2005
                        and is a director and
                        Chairman of one other
                        registered investment
                        company.

Nancy P. Jacklin,#      Private Investor since           95          None
70                      prior to 2014.
(2006 - Value Fund,     Professorial Lecturer at
Discovery Value,        the Johns Hopkins School
Relative Value, Equity  of Advanced
Income, Global Real     International Studies
Estate, International   (2008-2015). U.S.
Value, Core             Executive Director of
Opportunities, Global   the International
Risk Allocation)        Monetary Fund (which is
(2014 - Small Cap       responsible for ensuring
Value, All Market       the stability of the
Income)                 international monetary
(2018 - All China       system), (December
Equity)                 2002-May 2006); Partner,
                        Clifford Chance
                        (1992-2002); Sector
                        Counsel, International
                        Banking and Finance, and
                        Associate General
                        Counsel, Citicorp
                        (1985-1992); Assistant
                        General Counsel
                        (International), Federal
                        Reserve Board of
                        Governors (1982-1985);
                        and Attorney Advisor,
                        U.S. Department of the
                        Treasury (1973-1982).
                        Member of the Bar of the
                        District of Columbia and
                        of New York; and member
                        of the Council on
                        Foreign Relations. She
                        has served as a director
                        or trustee of the AB
                        Funds since 2006 and has
                        been Chair of the
                        Governance and
                        Nominating Committees of
                        the AB Funds since
                        August 2014.

Carol C. McMullen,#     Managing Director of             95          None
63                      Slalom Consulting
(2016 - Value Fund,     (consulting) since 2014,
Discovery Value,        private investor and
International Value,    member of the Partners
Small Cap Value, All    Healthcare Investment
Market Income,          Committee. Formerly,
Relative Value, Core    Director of Norfolk &
Opportunities, Global   Dedham Group (mutual
Risk Allocation,        property and casualty
Equity Income and       insurance) from 2011
Global Real Estate)     until November 2016;
(2018 - All China       Director of Partners
Equity)                 Community Physicians
                        Organization
                        (healthcare) from 2014
                        until December 2016; and
                        Managing Director of The
                        Crossland Group
                        (consulting) from 2012
                        until 2013. She has
                        held a number of senior
                        positions in the asset
                        and wealth management
                        industries, including at
                        Eastern Bank (where her
                        roles included President
                        of Eastern Wealth
                        Management), Thomson
                        Financial (Global Head
                        of Sales for Investment
                        Management), and Putnam
                        Investments (where her
                        roles included Head of
                        Global Investment
                        Research). She has
                        served on a number of
                        private company and
                        non-profit boards, and
                        as a director or trustee
                        of the AB Funds since
                        June 2016.

Garry L. Moody,#        Independent Consultant.          95          None
66                      Formerly, Partner,
(2008 - Value Fund,     Deloitte & Touche LLP,
Discovery Value,        (1995-2008) where he
Relative Value, Equity  held a number of senior
Income, Global Real     positions, including
Estate, International   Vice Chairman, and U.S.
Value, Core             and Global Investment
Opportunities, Global   Management Practice
Risk Allocation)        Managing Partner;
(2014 - Small Cap       President, Fidelity
Value, All Market       Accounting and Custody
Income)                 Services Company
(2018 - All China       (1993-1995), where he
Equity)                 was responsible for
                        accounting, pricing,
                        custody and reporting
                        for the Fidelity mutual
                        funds; and Partner,
                        Ernst & Young LLP
                        (1975-1993), where he
                        served as the National
                        Director of Mutual Fund
                        Tax Services and
                        Managing Partner of its
                        Chicago Office Tax
                        department. He is a
                        member of the Trustee
                        Advisory Board of
                        BoardIQ, a biweekly
                        publication focused on
                        issues and news
                        affecting directors of
                        mutual funds. He has
                        served as a director or
                        trustee, and as Chairman
                        of the Audit Committees
                        of the AB Funds since
                        2008.

Earl D. Weiner,#        Of Counsel, and Partner          95          None
79                      prior to January 2007,
(2007 - Value Fund,     of the law firm Sullivan
Discovery Value,        & Cromwell LLP and is a
Relative Value, Equity  former member of the ABA
Income, Global Real     Federal Regulation of
Estate, International   Securities Committee
Value, Core             Task Force to draft
Opportunities, Global   editions of the Fund
Risk Allocation)        Director's Guidebook.
(2014 - Small Cap       He also serves as a
Value, All Market       director or trustee of
Income)                 various non-profit
(2018 - All China       organizations and has
Equity)                 served as Chairman or
                        Vice Chairman of a
                        number of them. He has
                        served as a director or
                        trustee of the AB Funds
                        since 2007 and served as
                        Chairman of the
                        Governance and
                        Nominating Committees of
                        the AB Funds from 2007
                        until August 2014.

INTERESTED DIRECTOR

Robert M. Keith,+       Senior Vice President of         95          None
58                      the Adviser++ and the
1345 Avenue of the      head of
Americas                AllianceBernstein
New York, NY 10105      Investments, Inc.
(2010 - Value Fund,     ("ABI")++ since July
Discovery Value,        2008; Director of ABI
Relative Value, Equity  and President of the AB
Income, Global Real     Mutual Funds.
Estate, International   Previously, he served as
Value, Core             Executive Managing
Opportunities, Global   Director of ABI from
Risk Allocation)        December 2006 to June
(2014 - Small Cap       2008. Prior to joining
Value, All Market       ABI in 2006, Executive
Income)                 Managing Director of
(2018 - All China       Bernstein Global Wealth
Equity)                 Management, and prior
                        thereto, Senior Managing
                        Director and Global Head
                        of Client Service and
                        Sales of the Adviser's
                        institutional investment
                        management business
                        since 2004. Prior
                        thereto, he was Managing
                        Director and Head of
                        North American Client
                        Service and Sales in the
                        Adviser's institutional
                        investment management
                        business with which he
                        had been associated
                        since prior to 2004.


----------------

* The address for each of the Funds' Independent Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Funds due to his affiliation with the Adviser.

++    The Adviser and ABI are affiliates of the Funds.



            The business and affairs of each Fund are overseen by the Boards. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.


            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Boards, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Boards, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Boards believe contributes to good governance for the Funds. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate's educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.


            The Boards believe that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Boards to operate effectively in governing the Fund and protecting the interests of shareholders. The Boards have concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Boards have taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Boards' conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice included registered investment companies and as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Boards and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. The Boards are responsible for oversight of the Funds. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with each Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Funds' charter and bylaws. The Boards typically meet in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Boards have established three standing committees - the Audit, Governance and Nominating, and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Boards in fulfilling their oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Boards' leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Boards' independent judgment in evaluating and managing the relationships. In addition, the Boards are required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Boards have charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Boards' general oversight of the Funds' investment program and operations and is addressed as part of various regular Board and committee activities. The Funds' investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Boards and the Audit Committees. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), each Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

            Board Committees. The Boards have three standing committees - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' accounting and financial reporting policies and practices. The Audit Committees of the Boards met three times during each Fund's most recently completed fiscal year or period.


            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of the Boards met four times during each Fund's most recently completed fiscal year or period.


            The Boards have adopted a charter for their Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Boards in carrying out their responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Boards to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Boards. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.


            The function of the Independent Directors Committee is to consider and take action on matters that the Boards or Committee believes should be addressed in an executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Boards met seven times during each Fund's most recently completed fiscal year or period.


            The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.



                                  DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY
                                  SECURITIES IN VALUE FUND       SECURITIES IN DISCOVERY     SECURITIES IN INTERNATIONAL
                                  AS OF                          VALUE AS OF                 VALUE AS OF
                                  DECEMBER 31, 2018              DECEMBER 31, 2018           DECEMBER 31, 2018
                                  ------------------------       -----------------------     ---------------------------

Michael J. Downey                             None                    $10,001-$50,000               $10,001-$50,000
Nancy P. Jacklin                              None                         None                          None
Robert M. Keith                               None                         None                          None
Carol C. McMullen                             None                    $10,001-$50,000                    None
Garry L. Moody                                None                   $50,001-$100,000                    None
Marshall C. Turner, Jr.                       None                     Over $100,000                     None
Earl D. Weiner                          $10,001-$50,000               $10,001-$50,000                    None



                                 DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF EQUITY      DOLLAR RANGEOF
                                 SECURITIES IN RELATIVE         SECURITIES IN CORE          EQUITYSECURITIES IN GLOBAL
                                 VALUE AS OF                    OPPORTUNITIES AS OF         RISK ALLOCATION AS OF
                                 DECEMBER 31, 2018              DECEMBER 31, 2018           DECEMBER 31, 2018
                                 -----------------------        -----------------------     --------------------------

Michael J. Downey                            None                    $50,001-$100,000                   None
Nancy P. Jacklin                        $10,001-$50,000                    None                         None
Robert M. Keith                              None                          None                         None
Carol C. McMullen                            None                          None                         None
Garry L. Moody                               None                          None                         None
Marshall C. Turner, Jr.                      None                    $50,001-$100,000                   None
Earl D. Weiner                               None                          None                         None

                                  DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY
                                  SECURITIES IN EQUITY           SECURITIES IN GLOBAL       SECURITIES IN SMALL CAP
                                  INCOME AS OF                   REAL ESTATE AS OF          VALUE AS OF
                                  DECEMBER 31, 2018              DECEMBER 31, 2018          DECEMBER 31, 2018
                                  -----------------------        -----------------          -----------------------------

Michael J. Downey                       $10,001-$50,000                    None                         None
Nancy P. Jacklin                        $10,001-$50,000                    None                         None
Robert M. Keith                              None                          None                         None
Carol C. McMullen                            None                    $10,001-$50,000               $10,001-$50,000
Garry L. Moody                          $10,001-$50,000              $10,001-$50,000                    None
Marshall C. Turner, Jr.                      None                          None                         None
Earl D. Weiner                               None                          None                         None

                                  DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY      AGGREGATE  DOLLAR RANGE OF
                                  SECURITIES IN ALL MARKET      SECURITIES IN ALL CHINA     EQUITY  SECURITIES IN  THE
                                  INCOME AS OF                  EQUITY AS OF                AB FUND  COMPLEX AS OF
                                  DECEMBER 31, 2018             DECEMBER 31, 2018           DECEMBER 31, 2018
                                  ------------------------      -----------------------     -----------------------------

Michael J. Downey                            None                          None                   Over $100,000
Nancy P. Jacklin                             None                          None                   Over $100,000
Robert M. Keith                              None                          None                        None
Carol C. McMullen                            None                          None                   Over $100,000
Garry L. Moody                               None                    $10,001-$50,000              Over $100,000
Marshall C. Turner, Jr.                      None                          None                   Over $100,000
Earl D. Weiner                               None                          None                   Over $100,000




*Mr. Foulk retired as a Directors effective December 31, 2018.


Officer Information
-------------------

      Certain information concerning each Fund's officers is set forth below.


NAME, ADDRESS,*          POSITION(S) HELD        PRINCIPAL OCCUPATION DURING
AND AGE                  WITH FUND               PAST 5 YEARS
--------------           -----------------       ---------------------------

All Funds
---------

Robert M. Keith,         President and Chief     See biography above.
58                       Executive Officer

Emilie D. Wrapp,         Secretary               Senior Vice President,
63                                               Assistant General Counsel and
                                                 Assistant Secretary of ABI**,
                                                 with which she has been
                                                 associated since prior to 2014.

Michael B. Reyes,        Senior Analyst          Vice President of the
42                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Joseph J. Mantineo,      Treasurer and Chief     Senior Vice President of
59                       Financial Officer       ABIS**, with which he has been
                                                 associated since prior to 2014.

Vincent S. Noto,         Chief Compliance        Senior Vice President since
54                       Officer                 2015 and Mutual Fund Chief
                                                 Compliance Officer of the
                                                 Adviser** since 2014. Prior
                                                 thereto, he was Vice President
                                                 and Director of Mutual Fund
                                                 Compliance of the Adviser since
                                                 2012.

Phyllis J. Clarke,       Controller              Vice President of ABIS**, with
58                                               which she has been associated
                                                 since prior to 2014.

Value Fund
----------

Joseph G. Paul,          Senior Vice President   Senior Vice President of the
59                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014. He is also Chief
                                                 Investment Officer of US Value
                                                 Equities.

Cem Inal,                Vice President          Senior Vice President of the
50                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Discovery Value
---------------

James W. MacGregor,      Vice President          Senior Vice President of the
51                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014. He is also Chief
                                                 Investment Officer of US Small
                                                 and Mid-Cap Value Equities.

Shri Singhvi,            Vice President          Senior Vice President of the
45                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

International Value
-------------------

Avi Lavi,                Vice President          Senior Vice President of the
52                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014. He is also Chief
                                                 Investment Officer of Global
                                                 and International Value
                                                 Equities.

Tawhid Ali,              Vice President          Senior Vice President of the
47                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014. He is also Chief
                                                 Investment Officer of European
                                                 Value Equities since 2012.

Relative Value &
Core Opportunities
------------------

Frank V. Caruso,         Senior Vice President   Senior Vice President of the
62                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014. He is also Chief
                                                 Investment Officer of US Growth
                                                 Equities.

John H. Fogarty,         Vice President          Senior Vice President of the
49                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Vinay Thapar,            Vice President          Senior Vice President of the
40                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Equity Income
-------------

Cem Inal,                Vice President          See biography above.
50

Joseph G. Paul,          Senior Vice President   See biography above.
59

Global Risk Allocation
----------------------

Leon Zhu,                Vice President          Senior Vice President of the
51                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Daniel J. Loewy,         Vice President          Senior Vice President of the
44                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014. He is also Chief
                                                 Investment Officer and Head of
                                                 Multi-Asset Solutions and Chief
                                                 Investment Officer of Dynamic
                                                 Asset Allocation.

Global Real Estate
------------------

Eric J. Franco,          Vice President          Senior Vice President of the
58                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Ajit D. Ketkar,          Vice President          Senior Vice President of the
47                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Small Cap Value
---------------

James W. MacGregor,      Vice President          See biography above.
51

Shri Singhvi,            Vice President          See biography above.
45

All Market Income
-----------------

Morgan C. Harting,       Vice President          Senior Vice President of the
47                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2014.

Daniel J. Loewy,         Vice President          See biography above.
44

All China Equity
----------------

John Lin,                Vice President          Senior Vice President of the
41                                               Adviser,** with which he has
                                                 been associated since prior to
                                                 2014. He is also a Senior
                                                 Research Analyst for China
                                                 Value Research.

Stuart Rae,              Vice President          Senior Vice President of the
53                                               Adviser,** with which he has
                                                 been associated since prior to
                                                 2014. He is also Chief
                                                 Investment Officer of the
                                                 Asia-Pacific Value Equities.


-------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** The Adviser, ABI and ABIS are affiliates of each Fund.


            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to the Directors by each Fund for the fiscal year or period ended October 31, 2018 or November 30, 2018, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2018 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors or Trustees serves as a director or trustee are set forth below. Neither the Funds nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.




                                                                       Aggregate
                           Aggregate           Aggregate               Compensation         Aggregate
                           Compensation        Compensation            from International   Compensation
Name of Director           from Value Fund     from Discovery Value    Value                from Relative Value
----------------           ---------------     --------------------    ------------------   -------------------

Michael J. Downey              $3,176              $3,176                  $3,176               $3,106
William H. Foulk, Jr.*         $3,176              $3,176                  $3,176               $3,106
Nancy P. Jacklin               $3,388              $3,388                  $3,388               $3,316
Robert M. Keith                $    0              $    0                  $    0               $    0
Carol C. McMullen              $3,176              $3,176                  $3,176               $3,106
Garry L. Moody                 $3,600              $3,600                  $3,600               $3,526
Marshall C. Turner, Jr.        $5,094              $5,094                  $5,094               $5,040
Earl D. Weiner                 $3,176              $3,176                  $3,176               $3,106



                           Aggregate           Aggregate                                    Aggregate
                           Compensation        Compensation from       Aggregate            Compensation from
                           from Core           Global Risk             Compensation from    Global Real
Name of Director           Opportunities       Allocation              Equity Income        Estate
----------------           ----------------    -----------------       -----------------    -----------------

Michael J. Downey              $3,175              $3,175                  $3,175                $3,176
William H. Foulk, Jr.*         $3,175              $3,175                  $3,175                $3,176
Nancy P. Jacklin               $3,387              $3,387                  $3,387                $3,388
Robert M. Keith                $    0              $    0                  $    0                $    0
Carol C. McMullen              $3,175              $3,175                  $3,175                $3,176
Garry L. Moody                 $3,599              $3,599                  $3,599                $3,600
Marshall C. Turner, Jr.        $5,092              $5,093                  $5,093                $5,094
Earl D. Weiner                 $3,175              $3,175                  $3,175                $3,176


                          Aggregate
                          Compensation    Aggregate            Aggregate
                          from Small      Compensation from    Compensation from
Name of Director          Cap Value       All Market Income    All China Equiy
----------------          -------------   -----------------    -----------------


Michael J. Downey            $3,176          $3,175               $  796
William H. Foulk, Jr.*       $3,176          $3,175               $  796
Nancy P. Jacklin             $3,388          $3,387               $  849
Robert M. Keith              $    0          $    0               $    0
Carol C. McMullen            $3,177          $3,175               $  796
Garry L. Moody               $3,600          $3,599               $  902
Marshall C. Turner, Jr.      $5,194          $5,093               $1,277
Earl D. Weiner               $3,176          $3,175               $  796


                                        Total Number of
                                        Investment          Total Number of
                                        Companies in the    Investment
                         Total          AB Fund Complex,    Portfolios within
                         Compensation   Including the       the AB Fund Complex,
                         from the AB    Funds, as to which  Including the Funds,
                         Fund Complex,  the Director is a   as to which the
                         Including the  Director or         Director is a
Name of Director         Funds          Trustee             Director or Trustee
----------------         -------------  -----------------   -------------------


Michael J. Downey          $299,250           26                   95
William H. Foulk, Jr.      $299,250           26                   95
Nancy P. Jacklin           $319,250           26                   95
Robert M. Keith            $      0           26                   95
Carol C. McMullen          $299,250           26                   95
Garry L. Moody             $339,250           26                   95
Marshall C. Turner, Jr.    $480,000           26                   95
Earl D. Weiner             $299,250           26                   95


-----------

* Mr. Foulk retired as a Director effective December 31, 2018.

            As of February 1, 2019, the Directors and officers of each Fund as a group owned less than 1% of the shares of the Fund.


Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

            VALUE FUND. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Value Senior Investment Management Team. Joseph G. Paul and Cem Inal are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

------------
2 Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 are set forth below:


                            DOLLAR RANGES OF EQUITY
                             SECURITIES IN THE FUND
                            -----------------------


            Joseph G. Paul                      None
            Cem Inal                            None



            As of November 30, 2018, employees of the Adviser had approximately $2,046,764 invested in shares of the Fund and approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.



--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Joseph G. Paul            11        $9,099,000,000       None         None
Cem Inal                   4        $1,124,000,000       None         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Joseph G. Paul           11          $603,000,000        None           None
Cem Inal                  3           $26,000,000        None           None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Joseph G. Paul         29,012      $16,260,000,000      None          None
Cem Inal                3,388      $2,496,000,000       None          None
--------------------------------------------------------------------------------


            DISCOVERY VALUE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Discovery Value Senior Investment Management Team. James W. MacGregor and Shri Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 are set forth below:

                                                  DOLLAR RANGES OF EQUITY
                                                  SECURITIES IN THE FUND
                                                  ----------------------

                James W. MacGregor                     Over $1,000,000
                Shri Singhvi                         $100,001-$500,000

            As of November 30, 2018, employees of the Adviser had approximately $1,231,617 invested in shares of the Fund and approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
James W. MacGregor         25        $4,072,000,000      None          None
Shri Singhvi               25        $4,072,000,000      None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
James W. MacGregor      40            $888,000,000        None          None
Shri Singhvi            34            $743,000,000        None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
James W. MacGregor     47          $2,225,000,000        1          $218,000,000
Shri Singhvi           47          $2,225,000,000        1          $218,000,000
--------------------------------------------------------------------------------


            INTERNATIONAL VALUE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's International Value Senior Investment Management Team. Avi Lavi and Tawhid Ali are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 are set forth below:

                                              DOLLAR RANGES OF EQUITY
                                               SECURITIES IN THE FUND
                                               ----------------------
              Avi Lavi                                   None
              Tawhid Ali                                 None

            Overall, as of November 30, 2018, employees of the Adviser had approximately $1,094,167 invested in shares of the Fund and approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Avi Lavi                  40         $8,384,000,000      None           None
Tawhid Ali                27         $3,445,000,000      None           None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Avi Lavi                 64         $18,772,000,000       None         None
Tawhid Ali               33          $4,077,000,000       None         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Avi Lavi               41         $27,761,000,000         1        $258,000,000
Tawhid Ali             41          $8,914,000,000         1        $258,000,000
--------------------------------------------------------------------------------

            RELATIVE VALUE. Frank V. Caruso, John H. Fogarty and Vinay Thapar are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2018 is set forth below:

                                                   DOLLAR RANGE OF EQUITY
                                                   SECURITIES IN THE FUND
                                                   ----------------------

                   Frank V. Caruso                    $50,001-$100,000
                   John H. Fogarty                          None
                   Vinay Thapar                             None

            As of October 31, 2018, employees of the Adviser had approximately $804,353 invested in shares of the Fund and approximately $50,035,632 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Frank V. Caruso             28       $19,989,000,000      None         None
John H. Fogarty             21       $12,046,000,000      None         None
Vinay Thapar                21       $12,046,000,000      None         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Frank V. Caruso          23          $7,762,000,000       None          None
John H. Fogarty          16          $7,882,000,000       None          None
Vinay Thapar             15          $7,165,000,000       None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Frank V. Caruso      28,596       $16,658,000,000       None           None
John H. Fogarty       2,843        $2,921,000,000       None           None
Vinay Thapar          2,842        $2,897,000,000       None           None
--------------------------------------------------------------------------------


            CORE OPPORTUNITIES. Frank V. Caruso, John H. Fogarty and Vinay Thapar are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 is set forth below:

                                                DOLLAR RANGE OF EQUITY
                                                SECURITIES IN THE FUND
                                                ----------------------

                   Frank V. Caruso                $100,001-$500,000
                   John H. Fogarty                       None
                   Vinay Thapar                          None

            As of November 30, 2018, employees of the Adviser had approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Frank V. Caruso           28         $21,782,000,000       None         None
John H. Fogarty           21         $13,807,000,000       None         None
Vinay Thapar              21         $13,807,000,000       None         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Frank V. Caruso         23           $8,123,000,000       None          None
John H. Fogarty         16           $8,309,000,000       None          None
Vinay Thapar            15           $7,545,000,000       None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Frank V. Caruso        28,459      $16,828,000,000      None         None
John H. Fogarty         2,836       $3,089,000,000      None         None
Vinay Thapar            2,835       $3,064,000,000      None         None
--------------------------------------------------------------------------------


            GLOBAL RISK ALLOCATION. The management of, and investment decisions for, Global Risk Allocation are made by the Adviser's Quantitative Investment Strategies Team. Leon Zhu and Daniel J. Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 are set forth below:

                                         DOLLAR RANGES OF EQUITY
                                         SECURITIES IN THE FUND
                                         ----------------------

         Leon Zhu                                 None
         Daniel J. Loewy                    $50,001-$100,000

            As of November 30, 2018, employees of the Adviser had approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Leon Zhu                    1           $14,000,000       None          None
Daniel J. Loewy            37        $3,668,000,000       None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Leon Zhu                None             None             None         None
Daniel J. Loewy          172        $17,395,000,000       None         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Leon Zhu               None             None             None          None
Daniel J. Loewy         43        $21,379,000,000        None          None
--------------------------------------------------------------------------------


            EQUITY INCOME. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Equity Senior Investment Management Team. Cem Inal and Joseph G. Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 are set forth below:


                                         DOLLAR RANGES OF EQUITY
                                         SECURITIES IN THE FUND
                                         -----------------------

         Cem Inal                                 None
         Joseph G. Paul                           None


            As of November 30, 2018, employees of the Adviser had approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Cem Inal                   4          $923,000,000        None          None
Joseph G. Paul            11        $8,898,000,000        None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Cem Inal                  3           $26,000,000         None          None
Joseph G. Paul           11          $603,000,000         None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Cem Inal               3,388       $2,496,000,000       None            None
Joseph G. Paul        29,012      $16,260,000,000       None            None
--------------------------------------------------------------------------------


            GLOBAL REAL ESTATE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global REIT Senior Investment Management Team. Eric J. Franco and Ajit D. Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 is set forth below:

                                         DOLLAR RANGE OF EQUITY
                                         SECURITIES IN THE FUND
                                         ----------------------

         Eric J. Franco                            None
         Ajit D. Ketkar                            None

            As of November 30, 2018, employees of the Adviser had approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Eric J. Franco            23          $794,000,000        None          None
Ajit D. Ketkar            23          $794,000,000        None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Eric J. Franco           60          $1,355,000,000       None          None
Ajit D. Ketkar           60          $1,355,000,000       None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Eric J. Franco          5          $173,000,000         None            None
Ajit D. Ketkar          5          $173,000,000         None            None
--------------------------------------------------------------------------------


            SMALL CAP VALUE. The management of, and investment decisions for, the Fund's portfolio are made by its Small and Mid-Cap Value Equities and US Value Equities teams. James W. MacGregor and Shri Singhvi are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of November 30, 2018 is set forth below:

                                         DOLLAR RANGE OF EQUITY
                                         SECURITIES IN THE FUND
                                         ----------------------

         James W. MacGregor                $500,001-$1,000,000
         Shri Singhvi                        $50,001-$100,000


            As of November 30, 2018 employees of the Adviser had approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
James W. MacGregor         25        $6,628,000,000       None          None
Shri Singhvi               25        $6,628,000,000       None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
James W. MacGregor       40           $888,000,000        None          None
Shri Singhvi             34           $743,000,000        None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
James W. MacGregor      47         $2,225,000,000        1         $218,000,000
Shri Singhvi            47         $2,225,000,000        1         $218,000,000
--------------------------------------------------------------------------------


            ALL MARKET INCOME. The management of, and investment decisions for, the Fund's portfolio are made by its Multi-Asset Solutions team. Morgan C. Harting and Daniel J. Loewy are the investment professionals primarily responsible for the day to day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 is set forth below:

                                         DOLLAR RANGE OF EQUITY
                                         SECURITIES IN THE FUND
                                         ----------------------

         Morgan C. Harting                   $10,001-$50,000
         Daniel J. Loewy                     $10,001-$50,000

            As of November 30, 2018 employees of the Adviser had approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Morgan C. Harting           1          $104,000,000        None         None
Daniel J. Loewy            37        $3,712,000,000        None         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Morgan C. Harting       1               $12,000,000       None          None
Daniel J. Loewy       172           $17,395,000,000       None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Morgan C. Harting      None             None             None           None
Daniel J. Loewy         43         $21,379,000,000       None           None
--------------------------------------------------------------------------------

            ALL CHINA EQUITY. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's China Equity Team. John Lin and Stuart Rae are the investment professionals(4) primarily responsible for the day-to-day management of the Fund's portfolio (the "Portfolio Managers"). For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

-----------
(4) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2018 are set forth below:

                                         DOLLAR RANGE OF EQUITY
                                         SECURITIES IN THE FUND
                                         ----------------------

         John Lin                                 None
         Stuart Rae                               None

            As of November 30, 2018, employees of the Adviser had approximately $50,515,797 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Incentive Compensation Award Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which each Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2018.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
John Lin                  None           None             None          None
Stuart Rae                 11        $1,161,000,000       None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
John Lin                  4            $155,000,000       None         None
Stuart Rae               20          $3,887,000,000       None         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
John Lin                1            $90,000,000        None           None
Stuart Rae             23         $4,301,000,000         1         $100,000,000
--------------------------------------------------------------------------------



Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively, the "Plans").

            In approving the Plans, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plans continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently the Directors approved the continuance of the Plans for an additional annual term at their meetings held on May 1-3, 2018.


            All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph; and the Plans may not be amended in order to increase materially the costs that a Fund may bear pursuant to the Plans without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. An Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate an Agreement, any party must give the other parties 60 days' written notice; to terminate the Plans only, a Fund is not required to give prior notice to ABI. The Agreements will terminate automatically in the event of their assignment. The Plans are of a type known as a "reimbursement plan", which means that they reimburse the distributor for the actual costs of services rendered.

            In the event that a Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of a Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by that Fund to ABI with respect to that class and (ii) that Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares of each Fund are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares of each Fund and the distribution services fees on the Class R shares and Class K shares of each Fund are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Fund in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares of each Fund under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares of each Fund for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments subsequently received through CDSCs, so long as the Rule is in effect.


            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year or period ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value, All Market Income and All China Equity, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                        Percentage per annum
                                                        of the aggregate average
                           Distribution services        daily net assets
                           fees for expenditures        attributable to
Fund                       payable to ABI               Class A shares
----                       ----------------------       ------------------------

Relative Value*                 $3,471,582                       0.25%
Value Fund*                       $136,573                       0.25%
Discovery Value*                $1,198,186                       0.25%
International Value*              $366,648                       0.25%
Core Opportunities*               $399,146                       0.25%
Global Risk Allocation*           $561,110                       0.25%
Equity Income*                    $780,093                       0.25%
Global Real Estate*               $155,795                       0.25%
Small Cap Value                   $486,774                       0.25%
All Market Income                  $13,618                       0.25%
All China Equity                      $455                       0.25%


------------
* The maximum fee allowed under the Rule 12b-1 Plans for the Class A Shares of these Funds is 0.30% of the aggregate of average daily net assets. The Board currently limits the payments to 0.25%.


            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year or period ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value, All Market Income and All China Equity, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:


      Category of            Relative          Value          Discovery      International          Core
        Expense                Value           Fund             Value            Value          Opportunities
        -------              ---------         -----          ---------      -------------      -------------

Advertising/                 $   92,401       $  4,374       $    46,745        $  17,084         $  12,050
Marketing

Printing and Mailing of      $   24,203       $    958       $    10,321        $   3,766         $   2,659
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders

Compensation to              $3,228,682       $136,412       $ 1,213,055        $ 369,179         $ 402,616
Underwriters

Compensation to Dealers      $  891,952       $ 35,131       $   341,528        $ 114,849         $ 102,028

Compensation to Sales        $  340,756       $ 13,712       $   195,896        $  57,551         $  43,842
Personnel

Interest, Carrying or        $        0       $      0       $         0        $       0         $       0
Other Financing Charges

Other (Includes              $  266,996       $ 10,792       $   113,712        $  41,088         $  30,042
Personnel costs of those
home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the
marketing personnel
conducting seminars)

Totals                       $4,844,990       $201,379       $ 1,921,257        $ 603,517         $ 593,237


    Category of       Global Risk      Equity      Global Real      Small Cap      All Market     All China
      Expense          Allocation      Income        Estate           Value          Income         Equity
    -----------       -----------      ------      -----------      ---------      ----------     ---------
Advertising/          $    46,166     $   24,713    $   5,086        $  457        $      92       $     1
Marketing

Printing and          $ 1,319,171     $    5,408    $   1,121        $  101        $      20       $     0
Mailing of
Prospectuses
and
Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders

Compensation          $26,435,986     $  797,707    $ 153,631        $486,099      $  13,665       $   433
to
Underwriters

Compensation          $ 2,655,145     $  203,100    $  40,487        $  3,662      $     805        $    1
to Dealers

Compensation          $ 9,875,939     $   81,166    $  18,624        $  1,518      $   1,396       $     2
to Sales
Personnel

Interest,             $     1,271     $        0    $       0        $      0      $       0       $     0
Carrying or
Other
Financing
Charges

Other                 $ 6,220,487     $   61,052    $  12,577        $  1,134      $     230       $     2
(Includes
Personnel
costs of
those home
office
employees
involved in
the
distribution
effort and
the
travel-related
expenses
incurred by
the marketing
personnel
conducting
seminars)

Totals                $46,554,165     $1,173,146    $ 231,526        $492,971      $  16,208       $   439


            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                        Percentage per annum
                                                        of the aggregate average
                             Distribution services      daily net assets
                             fees for expenditures      attributable to
Fund                         payable to ABI             Class B shares
----                         ----------------------     ------------------------
Relative Value(1)                $127,360                          1.00%
Value Fund(2)                      $7,105                           .30%
Discovery Value(3)                $20,673                           .35%
International Value(4)             $7,399                          1.00%
Core Opportunities(5)             $13,325                           .40%
Global Risk Allocation            $22,828                          1.00%
Equity Income(6)                  $14,304                          1.00%
Global Real Estate(7)              $4,764                          1.00%

------------
(1) $64,439 was used to offset the distribution services fees paid in prior years with respect to Class B for Relative Value.
(2)   Net of $4,973, which was waived by the distributor.
(3)   Net of $13,438, which was waived by the distributor.
(4) $4,970 was used to offset the distribution services fees paid in prior years with respect to Class B for International Value.
(5)   Net of $7,995, which was waived by the distributor.
(6) $7,820 was used to offset the distribution services fees paid in prior years with respect to Class B for Equity Income.
(7) $2,789 was used to offset the distribution services fees paid in prior years with respect to Class B for Global Real Estate.

            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                                                                                              Global
  Category of     Relative    Value     Discovery   International       Core        Global Risk    Equity     Real
    Expense         Value     Fund        Value          Value       Opportunities   Allocation    Income     Estate
  -----------     --------    -----     ---------   -------------   --------------  -----------    ------     ------
Advertising/       $   822    $   63     $    175      $     79        $   96         $      749    $  105    $    36
Marketing

Printing and       $   212    $   14     $     38      $     17        $   21        $ 1,511,580    $   23    $     8
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders

Compensation to    $55,973    $3,489     $  7,502      $  2,615       $ 4,474        $37,862,760    $5,182    $ 2,056
Underwriters

Compensation to    $   424    $  123     $    565      $   (731)       $  (38)       $(4,670,967)   $  573    $  (334)
Dealers

Compensation to    $ 3,126    $  204     $    610      $    259        $  314        $ 3,570,005    $  339    $   119
Sales Personnel

Interest,          $     0    $    0     $      0      $      0        $    0        $ 3,570,756    $    0    $     0
Carrying or
Other Financing
Charges

Other (Includes    $ 2,364    $  153     $    431      $    190        $  241        $ 1,585,681    $  262    $    88
Personnel costs
of those home
office
employees
involved in the
distribution
effort and the
travel-related
expenses
incurred by the
marketing
personnel
conducting
seminars)

Totals             $62,921    $4,046     $  9,321       $2,429         $5,108        $43,430,664    $6,484    $ 1,973

            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value and All Market Income, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                        Percentage per annum
                                                        of the aggregate average
                             Distribution services      daily net assets
                             fees for expenditures      attributable to
Fund                         payable to ABI             Class C shares
----                         ----------------------     ------------------------
Relative Value                    $605,346                      1.00%
Value Fund                         $35,454                      1.00%
Discovery Value                   $710,890                      1.00%
International Value(1)            $123,917                      1.00%
Core Opportunities                $223,023                      1.00%
Global Risk Allocation            $101,427                      1.00%
Equity Income                     $908,752                      1.00%
Global Real Estate                 $83,965                      1.00%
Small Cap Value                       $775                      1.00%
All Market Income                   $6,073                      1.00%

---------------
(1) $2,051 was used to offset the distribution services fees paid in prior years with respect to Class C for International Value.

            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value and All Market Income, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

              Category of                 Relative       Value     Discovery     International         Core
                Expense                     Value        Fund        Value          Value          Opportunities
              -----------                 --------       -----     ----------    -------------     -------------
Advertising/Marketing                    $   3,798     $    286    $    5,312     $    1,509        $    1,641

Printing and Mailing of Prospectuses     $     985     $     62    $    1,164     $      326        $      361
and Semi-Annual and Annual Reports to
Other than Current Shareholders

Compensation to Underwriters             $ 560,763     $ 31,467    $  659,568     $  101,981        $  215,536

Compensation to Dealers                  $  36,742     $  2,234    $   43,484     $    8,965        $   13,300

Compensation to Sales Personnel          $  15,059     $    956    $   20,933     $    5,486        $    6,079

Interest, Carrying or Other Financing    $       0     $      0    $        0     $        0        $        0
Charges

Other (Includes Personnel costs of       $  11,013     $    709    $   13,243     $    3,599        $    4,098
those home office employees involved in
the distribution effort and the
travel-related expenses incurred by the
marketing personnel conducting
seminars)

Totals                                   $ 628,360     $ 35,714    $  743,704     $  121,866        $  241,015


      Category of        Global Risk     Equity       Global Real     Small Cap     All Market
        Expense           Allocation     Income         Estate          Value         Income
      -----------        -----------     ------       -----------     ---------     ----------
 Advertising/             $     5,030    $  6,556       $   653       $      5       $    43
 Marketing

 Printing and Mailing     $   504,871    $  1,437       $   141       $      1       $     9
 of Prospectuses and
 Semi-Annual and Annual
 Reports to Other than
 Current Shareholders

 Compensation to          $19,324,829    $883,702      $ 77,634       $  1,274       $ 6,473
 Underwriters

 Compensation to          $   573,528    $ 54,986      $  5,145       $     23       $   260
 Dealers

 Compensation to Sales    $ 1,588,429    $ 21,771      $  2,385       $     42       $   611
 Personnel

 Interest, Carrying or    $    83,506    $      0      $      0       $      0       $     0
 Other Financing
 Charges

 Other (Includes          $   758,737    $ 16,396      $  1,608       $     14       $   108
 Personnel costs of
 those home office
 employees involved in
 the distribution
 effort and the
 travel-related
 expenses incurred by
 the marketing
 personnel conducting
 seminars)

 Totals                   $22,838,930    $984,848      $ 87,566         $1,359       $ 7,504

            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                        Percentage per annum
                                                        of the aggregate average
                             Distribution services      daily net assets
                             fees for expenditures      attributable to
Fund                         payable to ABI             Class R shares
----                         ----------------------     ------------------------
Relative Value                     $36,107                       .50%
Value Fund                          $4,700                       .50%
Discovery Value                   $425,536                       .50%
International Value                $76,120                       .50%
Core Opportunities                 $34,541                       .50%
Global Risk Allocation             $10,629                       .50%
Equity Income                      $62,215                       .50%
Global Real Estate                 $34,975                       .50%


            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for the Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                                                                                                              Global
  Category of     Relative    Value     Discovery   International        Core        Global Risk    Equity     Real
    Expense         Value     Fund        Value          Value       Opportunities    Allocation    Income     Estate
  -----------     --------    -----     ---------   -------------   --------------   -----------    ------     ------
Advertising/       $   750    $   121   $  10,588    $     1,906      $     804       $      770    $ 1,576    $  872
Marketing

Printing and       $   199    $    26   $   2,316    $       418      $     179       $   14,580    $   343     $ 190
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to    $34,675    $ 4,403   $ 420,371    $    73,757      $  33,626       $  316,791    $60,993   $34,664
Underwriters

Compensation to    $ 5,880    $   779   $  69,595    $    12,540      $   5,450       $   97,453    $10,256   $ 5,705
Dealers

Compensation to    $ 3,311    $   406   $  45,681    $     8,289      $   3,071       $  194,689    $ 5,059   $ 3,141
Sales Personnel

Interest, Carrying $     0    $     0   $       0    $         0      $       0       $       18    $     0   $     0
or Other Financing
Charges

Other (Includes    $ 2,074    $   284   $  25,230    $     4,558      $   1,938       $  122,915    $ 3,736   $ 2,068
Personnel costs of
those home office
employees involved
in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)

Totals             $46,889    $ 6,019   $ 573,781    $   101,468      $  45,068       $  747,216    $81,963   $46,640


            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                        Percentage per annum
                                                        of the aggregate average
                             Distribution services      daily net assets
                             fees for expenditures      attributable to
Fund                         payable to ABI             Class K shares
----                         ----------------------     ------------------------
Relative Value                   $56,567                        .25%
Value Fund                       $22,951                        .25%
Discovery Value                  $98,472                        .25%
International Value              $29,823                        .25%
Core Opportunities               $13,585                        .25%
Global Risk Allocation            $2,996                        .25%
Equity Income                    $12,226                        .25%
Global Real Estate               $23,674                        .25%

            During the fiscal year ended October 31, 2018, for Relative Value and during the fiscal year ended November 30, 2018, for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                                                                                                              Global
  Category of     Relative    Value     Discovery   International        Core        Global Risk    Equity    Real
    Expense         Value     Fund        Value         Value        Opportunities    Allocation    Income    Estate
  -----------     --------    -----     ---------   -------------   --------------   -----------    ------    ------
 Advertising/      $ 1,927    $    22   $   2,625      $    769       $    164        $     291     $   166   $   182
 Marketing

 Printing and      $   515    $     4   $     562      $    170       $     36        $   8,562     $    36   $    40
 Mailing of
 Prospectuses
 and Semi-Annual
 and Annual
 Reports to
 Other than
 Current
 Shareholders

 Compensation to   $56,947    $22,944   $  97,501      $ 29,750       $ 13,561        $  95,658     $12,105   $23,651
 Underwriters

 Compensation to   $15,373    $   125   $  17,017      $  5,046       $  1,438        $  53,131     $ 1,073   $ 1,199
 Dealers

 Compensation to   $ 7,175    $    74   $  11,987      $  2,709       $    679        $ 119,937     $   536   $   662
 Sales Personnel

 Interest,         $     0    $     0   $       0      $      0       $      0        $       8     $     0   $     0
 Carrying or
 Other Financing
 Charges

 Other (Includes   $ 5,369    $    48   $   6,192      $  1,841       $    411        $7  0,818     $   394   $   434
 Personnel costs
 of those home
 office
 employees
 involved in the
 distribution
 effort and the
 travel-related
 expenses
 incurred by the
 marketing
 personnel
 conducting
 seminars)

 Totals            $87,306    $23,217   $ 135,884     $  40,285       $ 16,289        $  348,405    $14,310   $26,168

            Since the commencement of each Fund's operations, for Relative Value, Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value and All Market Income, the Distributor has incurred expenses in excess of the distribution expenses incurred and carried over for reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund as follows:

              AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES CARRIED
              OVER (AS A PERCENTAGE OF THE CLASS' NET ASSETS)
              ----------------------------------------------------

------------------------ ------------------- ------------------- ------------------ -----------------
                         CLASS B             CLASS C             CLASS R            CLASS K
------------------------ ------------------- ------------------- ------------------ -----------------
Value Fund               $513,619            $971,670            $145,321           $78,981
                         (85.86%)            (36.25%)            (17.16%)           (0.94%)
------------------------ ------------------- ------------------- ------------------ -----------------
Discovery Value          $183,946            $3,584,248          $2,493,491         $802,547
                         (11.05%)            (6.00%)             (3.36%)            (2.17%)
------------------------ ------------------- ------------------- ------------------ -----------------
International Value      $1,502,318          $6,479,514          $2,335,850         $2,403,711
                         (290.96%)           (78.11%)            (19.34%)           (25.60%)
------------------------ ------------------- ------------------- ------------------ -----------------
Relative Value           $19,453,940         $11,812,326         $251,380           $134,804
                         (180.28%)           (21.00%)            (3.35%)            (0.56%)
------------------------ ------------------- ------------------- ------------------ -----------------
Core Opportunities       $89,049             $2,006,922          $246,060           $70,378
                         (7.83%)             (9.44%)             (3.36%)            (1.23%)
------------------------ ------------------- ------------------- ------------------ -----------------
Global Risk Allocation   $759,501            $3,492,802          $418,926           $252,529
                         (38.90%)            (46.03%)            (21.46%)           (22.03%)
------------------------ ------------------- ------------------- ------------------ -----------------
Equity Income            $5,727,254          $3,369,695          $294,932           $162,936
                         (490.81%)           (4.09%)             (2.69%)            (5.14%)
------------------------ ------------------- ------------------- ------------------ -----------------
Global Real Estate       $8,945,268          $2,352,170          $360,519           $151,663
                         (2,235.00%)         (53.00%)            (5.00%)            (2.00%)
------------------------ ------------------- ------------------- ------------------ -----------------
Small Cap Value          N/A                 $325                N/A                N/A
                                             (0.21%)
------------------------ ------------------- ------------------- ------------------ -----------------
All Market Income        N/A                 $1,230              N/A                N/A
                                             (0.17%)
------------------------ ------------------- ------------------- ------------------ -----------------


Transfer Agency Agreement
-------------------------

            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 2018 for Relative Value and for the fiscal year or period ended November 30, 2018 for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income, Global Real Estate, Small Cap Value, All Market Income and All China Equity, the Funds paid ABIS $893,178, $134,605, $1,023,653, $192,653, $117,948, $193,545, $182,602, $85,120, $17,935, $18,114
and $6,027, respectively, for transfer agency services.


            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, a Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial Intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement
----------------------------


            State Street Bank and Trust Company ("State Street") serves as the securities lending agent to Value Fund, Discovery Value, International Value, Relative Value, Core Opportunities, Global Risk Allocation, Equity Income, Small Cap Value and All Market Income and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrowing; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

            Brown Brothers Harriman & Co. ("Brown Brothers") serves as the securities lending agent to Global Real Estate and All China Equity and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Agency Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, Brown Brothers provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

            The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year or period as follows:


                Fees and/or compensation for securities lending activities and related services:

                        Value Fund       Discovery Value     International    Small Cap Value     All Market
                                                                 Value                              Income

Gross income             $149,099          $1,099,282           $223,623          $117,260          $98,054
from securities
lending
activities

Fees paid to              $11,588            $72,526            $15,346            $6,623           $7,329
securities
lending agent
from revenue
split

Fees paid for               $0                 $0                  $0                $0               $0
any cash collateral
management
services
(including fees
deducted from a
pooled cash
collateral
reinvestment
vehicle) that are
not included in
the revenue split

Administrative fees         $0                 $0                  $0                $0               $0
not
included in the
revenue split

Indemnification fees        $0                 $0                  $0                $0               $0
not included in the
revenue split

Rebate                    $33,226           $374,059            $70,166           $51,037           $24,789
(paid to borrow)

Other fees not              $0                 $0                  $0                $0               $0
included in
revenue split

Aggregate fees            $44,814           $446,585            $85,512           $57,660           $32,117
and/or
compensation
for securities
lending
activities

Net income               $104,285           $652,697            $138,111          $59,601           $65,936
from securities
lending
activities



                      Relative          Core         Global Risk      Equity      Global Real    All China
                       Value        Opportunities     Allocation      Income        Estate        Equity

Gross income               $0          $81,815         $18,392       $381,092      $16,181          $0
from securities
lending activities

Fees paid to               $0           $5,224           $837         $12,158      $(1,508)         $0
securities
lending agent
from revenue
split

Fees paid for              $0             $0              $0            $0            $0            $0
any cash
collateral
management
services
(including fees
deducted from a
pooled cash
collateral
reinvestment
vehicle) that are
not included in
the revenue split

Administrative             $0             $0              $0            $0            $0            $0
fees not
included in the
revenue split

Indemnification fees       $0             $0              $0            $0            $0            $0
not included in the
revenue split

Rebate                     $0          $29,586         $10,054       $259,531      $(1,101)         $0
(paid to borrow)

Other fees not             $0             $0              $0            $0            $0            $0
included in
revenue split

Aggregate fees             $0          $34,810         $10,890       $271,689      $(2,609)         $0
and/or
compensation
for securities
lending
activities

Net income                 $0          $47,005          $7,502       $109,404      $13,572          $0
from securities
lending
activities


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of each Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with respect to the Funds except Small Cap Value and All Market Income, with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to Group Retirement Plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Discovery Value, Relative Value, Equity Income and Core Opportunities, to investors, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of a Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"),
(ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Fund made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            The Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or that have limited capacity has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage.


            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with a bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, and the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Fund is its NAV, plus, in the case of Class A shares of each Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of that Fund's shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of each Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C, Class R and Class Z shares of each Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of each Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive the day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

            Following the initial purchase of a Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, the Funds will not issue share certificates representing shares of a Fund. Ownership of a Fund's shares will be shown on the books of that Fund's transfer agent.

            Each class of shares of each Fund represents an interest in the same portfolio of investments of the relevant Fund, has the same rights and is identical in all respects, except that (i) Class A shares of each Fund bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class B shares, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Fund, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee (iii) Class B and Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares of each Fund has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Fund, then such amendment will also be submitted to the Class B and Class C shareholders of that Fund (if applicable), because the Class B and Class C shares convert to Class A shares under certain circumstances and the Class A, Class B and Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares of each Fund (as applicable), have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and CDSC on Class B or Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares of a Fund are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares of that Fund. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares of a Fund would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares of a Fund because the accumulated continuing distribution charges on Class B shares or Class C shares of that Fund may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares of a Fund in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of a Fund would have to hold his or her investment approximately seven years for the Class C distribution services fee of that Fund to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares of a Fund.

Compensation Paid to Principal Underwriter
------------------------------------------


            During Value Fund's fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $11,325, $28,264 and $24,335, respectively. Of these amounts, ABI received $411, $1,217 and $1,410, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During Discovery Value's fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $136,332, $249,070 and $174,054, respectively. Of these amounts, ABI received $6,460, $12,396 and $7,164, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During International Value's fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $36,845, $38,293 and $32,767, respectively. Of these amounts, ABI received $1,436, $1,714 and $1,195, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During Relative Value's fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016 the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $306,299, $282,613 and $399,423, respectively. Of that amount, ABI received the amounts of $17,735, $15,811 and $23,470, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During Core Opportunities' fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $140,022, $149,851 and $176,334, respectively. Of that amount ABI received the amount of $10,582, $8,913 and $10,717, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During Global Risk Allocation's fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $47,523, $45,389 and $38,526, respectively. Of that amount ABI received the amounts of $2,881, $1,910 and $2,069, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During Equity Income's fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $161,577, $201,653 and $311,719, respectively. Of that amount, ABI received the amount of $9,482, $12,441 and $20,063, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During Global Real Estate's fiscal years ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $25,254, $30,719 and $38,526, respectively. Of that amount, ABI received $1,296, $880 and $2,069, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During Small Cap Value's fiscal years or period ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $6,303, $3,909 and $2,478, respectively. Of that amount, ABI received $425, $288 and $197, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year or period which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During All Market Income's fiscal years or period ended November 30, 2018, November 30, 2017 and November 30, 2016, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $11,901, $9,091 and $1,324, respectively. Of that amount, ABI received $963, $878 and $131, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year or period which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During All China Equity's fiscal period ended November 30, 2018, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $0. Of this amount, ABI received $0, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).



            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.


Fiscal Year                                         Amounts            Amounts ABI             Amounts
Ended                                               ABI Received       Received In             ABI Received
October 31/                                         In CDSCs From      CDSCs From Class        In CDSCs From
November 30           Fund                          Class A Shares     B  Shares               Class C Shares
-----------           ----                          --------------     ---------------         --------------
2018                  Value Fund                        $     685           $     365               $     118
2017                                                          317                 267                     442
2016                                                        1,254                 531                     110

2018                  Discovery Value                   $   4,254           $     832               $   2,044
2017                                                       13,889                 819                  22,333
2016                                                       10,473               1,176                       0

2018                  International Value               $   1,207           $   1,290               $   1,079
2017                                                          837                 287                     338
2016                                                        2,397                 445                     155

2018                  Relative Value                    $   8,197           $   7,688               $   1,455
2017                                                        7,866              11,027                   2,772
2016                                                        6,885               8,941                   2,598

2018                  Core Opportunities                $     527           $     880               $     880
2017                                                        5,101                 397                   2,276
2016                                                       10,378                 290                   1,294

2018                  Global Risk Allocation            $   1,640           $     955               $     349
2017                                                          999               3,245                     509
2016                                                        5,586               2,848                   2,366

2018                  Equity Income                     $   1,019           $     336               $   2,337
2017                                                        2,649                 528                   4,265
2016                                                        4,791               3,460                  10,986

2018                  Global Real Estate                $     791           $     639               $     303
2017                                                          812                 542                   1,275
2016                                                          987                 456                     528

2018                  Small Cap Value                   $      0                  N/A               $      25
2017                                                           0                  N/A                       0
2016                                                           0                  N/A                       0

2018                  All Market Income                 $      0                  N/A               $       0
2017                                                           0                  N/A                       0
2016                                                           0                  N/A                       0

2018                  All China Equity                  $      0                  N/A                     N/A


Class A Shares
--------------

            The public offering price of Class A shares of a Fund is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------
                                                                  Discount or
                                                                  Commission
                                                                  to Dealers
                               As % of Net     As % of the        or Agents
Amount of                      Amount          Public Offering    as % of
Purchase                       Invested        Price              Offering Price
---------                      ----------      -----------        --------------
Up to $100,000                  4.44%              4.25%              4.00%
$100,000 up to $250,000         3.36               3.25               3.00
$250,000 up to $500,000         2.30               2.25               2.00
$500,000 up to $1,000,000*      1.78               1.75               1.50

-------------
*     There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares - Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

            (v) plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Advisor's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

            (vi) persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

            (vii) certain retirement plan accounts, as described under "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts";

            (viii) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

            (ix) certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment,
(iii) through the Funds' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares of a Fund at the public offering price equal to the NAV per share of the Class B shares of that Fund on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares of a Fund will automatically convert to Class A shares of that Fund and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares of a Fund that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Class C Shares
--------------

            Investors may purchase Class C shares of a Fund at the public offering price equal to the NAV per share of the Class C shares of that Fund on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell its Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares of a Fund incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares of the relevant Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Ten years after the end of the calendar month in which the shareholder's purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class B and Class C Shares
-------------------------------------------------

            For purposes of conversion to Class A shares, Class B or Class C shares of a Fund purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B or Class C shares of a Fund in the shareholder's account (other than those in the sub-account) convert to Class A shares of that Fund, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

            The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B or Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares of a Fund to Class A shares of that Fund may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B or Class C shares of that Fund would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years for Class B shares and ten years for Class C shares after the end of the calendar month in which the shareholder's purchase order was accepted.

Contingent Deferred Sales Charge
--------------------------------

            Class B shares of a Fund that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain Group Retirement Plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares of a Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares of the Fund upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of a Fund until the time of redemption of such shares.

                                            Contingent Deferred Sales Charge
                                             for the Fund as a % of Dollar
       Year Since Purchase                      Amount Subject to Charge
       -------------------                  --------------------------------
       First                                            4.00%
       Second                                           3.00%
       Third                                            2.00%
       Fourth                                           1.00%
       Fifth and thereafter                              None

            In determining the CDSC applicable to a redemption of Class B shares and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of CDSC and the distribution services fee enables a Fund to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund or, in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Advisor Class Shares
--------------------


            Advisor Class shares of the Funds may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI; (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) without the involvement of a financial intermediary; (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares - Sales at NAV"; or (v) through brokerage platforms or firms that have purchase agreements with ABI to offer such shares when acting solely on an agency basis for the purchase of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.


            Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Class R Shares
--------------

            Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products.

            Class R shares do not have an initial sales charge or CDSC, but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class K Shares
--------------


            Class K shares are available at NAV to certain Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.


            Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and
(ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------


            Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the "Informed Choice" programs.


            Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares
--------------


            Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored retirement programs known as the "Informed Choice" programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.


            Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements -
Group Retirement Plans and Tax-Deferred Accounts
------------------------------------------------

            The Funds offer special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Funds. In addition, the Class A and Class B CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


            Class A Shares. Class A shares are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption.


            Class B Shares. Class B shares are generally not available for purchase by Group Retirement Plans. However, Class B shares may continue to be purchased by Group Retirement Plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

            Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.


            Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the "Informed Choice" programs. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee.

            Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.


            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution services fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to Group Retirement Plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, the relevant Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single "purchase." By combining such purchases, a shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AB Mutual Funds include:


AB Bond Fund, Inc.
           - AB All Market Real Return Portfolio
           - AB Bond Inflation Strategy
           - AB FlexFee(TM) High Yield Portfolio
           - AB FlexFee(TM) International Bond Portfolio
           - AB Income Fund
           - AB Intermediate Bond Portfolio
           - AB Limited Duration High Income Portfolio
           - AB Municipal Bond Inflation Strategy
           - AB Tax-Aware Fixed Income Portfolio
           - AB Short Duration Income Portfolio
AB Cap Fund, Inc.
           - AB All China Equity Portfolio
           - AB All Market Income Portfolio
           - AB Concentrated Growth Fund
           - AB Concentrated International Growth Portfolio
           - AB Emerging Markets Core Portfolio
           - AB Emerging Markets Multi-Asset Portfolio
           - AB FlexFee(TM) Core Opportunities Portfolio
           - AB FlexFee(TM) Emerging Markets Growth Portfolio
           - AB FlexFee(TM) International Strategic Core Portfolio
           - AB FlexFee(TM) Large Cap Growth Portfolio
           - AB FlexFee(TM) US Thematic Portfolio
           - AB Global Core Equity Portfolio
           - AB International Strategic Core Portfolio
           - AB Multi-Manager Select Retirement Allocation Fund
           - AB Multi-Manager Select 2010 Fund
           - AB Multi-Manager Select 2015 Fund
           - AB Multi-Manager Select 2020 Fund
           - AB Multi-Manager Select 2025 Fund
           - AB Multi-Manager Select 2030 Fund
           - AB Multi-Manager Select 2035 Fund
           - AB Multi-Manager Select 2040 Fund
           - AB Multi-Manager Select 2045 Fund
           - AB Multi-Manager Select 2050 Fund
           - AB Multi-Manager Select 2055 Fund
           - AB Multi-Manager Select 2060 Fund
           - AB Select US Equity Portfolio
           - AB Select US Long/Short Portfolio
           - AB Small Cap Growth Portfolio
           - AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Fixed-Income Shares, Inc.
           - AB Government Money Market Portfolio
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB High Income Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
           - AB California Portfolio
           - AB High Income Municipal Portfolio
           - AB National Portfolio
           - AB New York Portfolio
AB Municipal Income Fund II
           - AB Arizona Portfolio
           - AB Massachusetts Portfolio
           - AB Minnesota Portfolio
           - AB New Jersey Portfolio
           - AB Ohio Portfolio
           - AB Pennsylvania Portfolio
           - AB Virginia Portfolio
AB Relative Value Fund, Inc.
AB Sustainable Global Thematic Fund, Inc.
AB Sustainable International Thematic Fund, Inc.
AB Trust
           - AB Discovery Value Fund
           - AB International Value Fund
           - AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
           - AB All Market Total Return Portfolio
           - AB Conservative Wealth Strategy
           - AB Growth Fund
           - AB Tax-Managed All Market Income Portfolio
           - AB Tax-Managed Wealth Appreciation Strategy
           - AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
           - Emerging Markets Portfolio
           - Intermediate California Municipal Portfolio
           - Intermediate Diversified Municipal Portfolio
           - Intermediate New York Municipal Portfolio
           - International Portfolio
           - Short Duration Portfolio
           - Tax-Managed International Portfolio


            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of that Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse or domestic partner each purchase shares of that Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next-determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

            (b)   your checks remain uncashed for nine months.

            Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) at which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

            Shares of a Fund owned by a participant in each Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares of a Fund in a shareholder's account may be redeemed free of any CDSC.

            Class B shares of a Fund that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares of a Fund, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.


            In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.


            Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B--Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commission paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2019, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. For 2018, ABI expects to have paid approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $20 million, for distribution services and education support related to the AB Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


            AIG Advisor Group
            American Enterprise Investment Services
            AXA Advisors
            Cadaret, Grant & Co.
            Citigroup Global Markets
            Citizens Securities
            Commonwealth Financial Network
            Institutional Cash Distributors (ICD)
            JP Morgan Securities
            Lincoln Financial Advisors Corp.
            Lincoln Financial Securities Corp.
            LPL Financial
            Merrill Lynch
            Morgan Stanley
            Northwestern Mutual Investment Services
            PNC Investments
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            UBS Financial Services
            US Bancorp Investments
            Voya Financial Partners
            Wells Fargo Advisors


            ABI expects that additional firms may be added to this list from time to time.

            Although a Fund may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the relevant Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares of a Fund, there is no redemption charge. Each Fund expects that it will typically take one to three business days following the receipt of a shareholder's redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by a Fund by the Fund Closing Time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

            Payment of the redemption price normally will be made in cash but, at the option of a Fund, may be made in-kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the relevant Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares of a Fund will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the relevant Fund containing a request for redemption. A Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to determine whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to a Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each shareholder of a Fund is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made before the Fund Closing Time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each shareholder of a Fund is eligible to request redemption by check of the relevant Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares of a Fund), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to a designated later time (pursuant to an agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. None of the Funds nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares of a Fund). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service.

Account Closure
---------------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until that Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares of a Fund unless otherwise indicated.

            If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B, Class C, Class R, Class K, Class I and Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund.

            Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each shareholder of a Fund and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221 5672 before the Fund Closing Time on a Fund business day, as defined above. Telephone requests for exchange received before the Fund Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any orders to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as applicable, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures established by and under the general supervision of the Boards (the "Pricing Policies"). The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Fund.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;


            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which the security is traded (as determined by the Adviser);


            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;


            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes, the Adviser will utilize the broker quote which it believes is the most reliable (e.g., a market maker for that security). If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;


            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the each class of shares are invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by a Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of that Fund will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of a Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain "qualified publicly traded partnerships"; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), (ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more "qualified publicly traded partnerships".

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------


            Each Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that none of the Funds will be subject to federal income or excise taxes. Income dividends generally are paid quarterly, except with respect to Relative Value, Small Cap Value and All China Equity which generally pay annually, and All Market Income, which generally pays monthly; capital gains distributions for the Funds generally occur annually in December. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund.

            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. Dividends received from REITs generally do not constitute qualifying dividends. However, certain REIT dividends attributable to trade or business income of the REIT may qualify for a reduced rate of taxation as qualified business income. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.


            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (at a rate of 24%) if such shareholder fails to provide the relevant Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if a Fund's shares are held as a capital asset, and will be a long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the relevant Fund's Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Foreign Taxes. Investment income received by the Funds from sources within foreign countries may also be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of "passive income". In some cases, a Fund may be able to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by a Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If a Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Investments in the Wholly-Owned Subsidiary. As described in the Prospectus, Global Risk Allocation may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity-linked swaps would not be qualifying income. As such, Global Risk Allocation's ability to utilize commodity-linked swaps as part of its investment Fund is limited to a maximum of 10 percent of its gross income.

            A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued several private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked swaps is qualifying income, in certain circumstances. Based on the reasoning in such rulings, Global Risk Allocation intends to seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivative instruments and through investments in its Subsidiary (as discussed below). The use of commodity-linked derivative instruments involves specific risks. The Prospectus, under the heading "Additional Information about the Fund's Risks and Investments - Derivatives", provides further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.

            As discussed in "Information about the Funds and Their Investments - Investments in the Wholly-Owned Subsidiary", Global Risk Allocation intends to seek exposure to the commodities markets primarily through investments in the Subsidiary (as described below), which will be classified as a corporation for U.S. federal income tax purposes. Global Risk Allocation has received an opinion of counsel that such income should constitute qualifying income for the purposes of Subchapter M. The IRS has also issued numerous private letter rulings to other investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for the purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore Global Risk Allocation cannot rely on them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. In September 2016, the IRS issued Proposed Treasury Regulations which would treat income derived by Global Risk Allocation from the Subsidiary as qualifying income only to the extent that such income is currently distributed. These proposed regulations will be effective for taxable years that begin on or after the date that is 90 days after their publication as final regulations. If these Proposed Treasury Regulations become effective, income derived by Global Risk Allocation from the Subsidiary will only be treated as qualifying income for purposes of Subchapter M to the extent that it is currently distributed to Global Risk Allocation. As a result, the Subsidiary may be required to make current distributions in order for Global Risk Allocation to continue to qualify as a regulated investment company.

            The Subsidiary will be treated as a controlled foreign corporation. Global Risk Allocation will be treated as a "United States shareholder" of the Subsidiary. As a result, Global Risk Allocation will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." Global Risk Allocation's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to Global Risk Allocation will be tax-free, to the extent of its previously undistributed "subpart F income", and will correspondingly reduce Global Risk Allocation's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by Global Risk Allocation.

            Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under
Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a United States trade or business, or be taxed as such.

            In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of a Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of a Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by a Fund upon termination of an option held by a Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if a Fund had sold the option (or paid another person to assume a Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by a Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (ii) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to U.S.-source portfolio interest income are not subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term and short term capital gain and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Fund may differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with a Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.

            A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            Transactions for the Funds in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser's Brokerage Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews each Fund's transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

            The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years (or since inception), the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year (or since inception) are as follows:


                                                                         Aggregate Amount of
                                                                         Brokerage Transactions  Aggregate Brokerage
                                                                         Allocated to Persons    Commissions Allocated
Fiscal Year                                                              or Firms Because of     to Persons or Firms
Ended                                                                    Research Services       Because of Research
October 31/                                 Amount of Aggregate          Provided to the         Services Provided to
November 30         Fund                    Brokerage Commissions        Fund or the Adviser     the Fund or the Adviser
-----------         ----                    ---------------------        -------------------     -----------------------
2018                Value Fund                     $   114,213             $      235,795,867       $        94,199
2017                                                   130,632                    234,098,440                98,709
2016                                                   364,037                    426,081,471               309,487

2018                Discovery Value                $ 1,338,109             $    1,460,344,725       $       903,568
2017                                                 1,223,931                  1,383,771,121               946,267
2016                                                 2,693,429                  2,001,480,255             2,266,361

2018                International Value            $    82,539             $        1,982,974       $         2,179
2017                                                   238,264                    194,141,388               186,564
2016                                                   352,780                    228,957,751               262,763

2018                Relative Value                 $   868,636             $    2,530,830,362       $       714,816
2017                                                   909,002                  1,870,177,715               731,670
2016                                                 1,602,378                  2,393,730,029             1,435,032

2018                Core Opportunities             $   135,839             $      455,795,053       $       108,859
2017                                                   107,360                    329,162,757                86,407
2016                                                   153,112                    282,106,651               138,841

2018                Global Risk                    $   351,130             $            5,868       $             5
2017                Allocation                         184,654                     22,993,114                19,856
2016                                                   376,304                     91,410,571                71,452

2018                Equity Income                  $   323,863             $      631,152,238       $       266,377
2017                                                   365,207                    567,915,436               279,124
2016                                                   762,211                    785,384,340               584,077

2018                Global Real Estate             $   134,989             $      134,959,581       $        94,953
2017                                                   146,911                    147,938,292               106,583
2016                                                   240,979                    174,362,824               191,584

2018                Small Cap Value                $   152,255             $      143,364,265             $ 101,904
2017                                                   169,689                    146,446,017               127,428
2016                                                   149,720                     98,374,257               124,867

2018                All Market Income              $    43,393             $       27,361,367             $  19,981
2017                                                    31,100                     35,680,446                13,711
2016                                                    12,655                     12,078,831                 7,054

2018                All China Equity               $    33,075             $       41,280,319             $  28,135


            The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a UK broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund's three most recent fiscal years (or since inception), and, during the most recent fiscal year (or since inception), the Affiliated Brokers' percentage of the aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are set forth below:

                                                                                        % of Fund's
                                                                                        Aggregate Dollar
Fiscal Year                            Aggregate Amount of        % of Fund's           Amount of Brokerage
Ended                                  Brokerage                  Aggregate Brokerage   Transactions Involving Payment
October 31/                            Commissions Paid to        Commissions Paid to   of Commissions Through
November 30     Fund                   Affiliated Brokers         Affiliated Brokers    Affiliated Brokers
-----------     ----                   ------------------         -------------------   ------------------


2018            Value Fund                $        0                         0%                   0%
2017                                               0                         0%                   0%
2016                                               0                         0%                   0%

2018            Discovery Value           $        0                         0%                   0%
2017                                               0                         0%                   0%
2016                                               0                         0%                   0%

2018            Equity Income             $        0                         0%                   0%
2017                                               0                         0%                   0%
2016                                               0                         0%                   0%


2018            International             $        0                         0%                   0%
2017            Value                              0                         0%                   0%
2016                                               0                         0%                   0%


2018            Relative Value            $        0                         0%                   0%
2017                                               0                         0%                   0%
2016                                               0                         0%                   0%


2018            Core                      $        0                         0%                   0%
2017            Opportunities                      0                         0%                   0%
2016                                               0                         0%                   0%

2018            Global Risk               $        0                         0%                   0%
2017            Allocation                         0                         0%                   0%
2016                                               0                         0%                   0%


2018            Global Real Estate        $        0                         0%                   0%
2017                                               0                         0%                   0%
2016                                               0                         0%                   0%


2018            Small Cap Value           $      126                       .08%                 .19%
2017                                             180                       .11%                 .18%
2016                                             885                       .59%                 .79%

2018            All Market                $        1                         0%                 .01%
2017            Income                             0                         0%                   0%
2016                                               0                         0%                   0%

2018            All China Equity          $        0                         0%                   0%

            As of the end of the most recent fiscal year or period, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

                                                 Aggregate Value
Portfolio                Broker/Dealer           of Securities Held
---------                -------------           ------------------

Equity Income            JPMorgan Chase & Co.    $8,976,369

Relative Value           Citigroup, Inc.         $36,016,747

                         JPMorgan Chase & Co.    $67,871,491

Core Opportunities       JPMorgan Chase & Co.    $6,804,828

All Market Income        JPMorgan Chase & Co.    $382,605


Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Funds' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Funds; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

The Trust
---------

            The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated December 12, 2000, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act. On January 20, 2015, the Trust changed its name from "AllianceBernstein Trust" to "AB Trust".

            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Directors. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

ACF Funds
---------

SMALL CAP VALUE

            Small Cap Value is a series of AB Cap Fund, Inc., a Maryland Corporation. The Fund was organized in 2014 under the name "AllianceBernstein Small Cap Value Portfolio". The Fund changed its name to "AB Small Cap Value Portfolio" on January 20, 2015.

ALL MARKET INCOME

            All Market Income is a series of AB Cap Fund, Inc., a Maryland Corporation. The Fund was organized in 2014 under the name "AllianceBernstein All Market Income Portfolio". The Fund changed its name to "AB All Market Income Portfolio" on January 20, 2015.


ALL CHINA EQUITY

            All China Equity is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2018 under the name "AB All China Equity Portfolio."


The Companies
-------------

RELATIVE VALUE

            Relative Value was organized as a corporation in Maryland in 1932 under the name "Dividend Shares, Inc." The Fund changed its name to "Alliance Growth and Income Fund" on October 20, 1989, to "AllianceBernstein Growth and Income Fund, Inc." on March 31, 2003, to "AB Growth and Income Fund, Inc." on January 20, 2015, and to "AB Relative Value Fund, Inc." on January 9, 2017.

CORE OPPORTUNITIES

            Core Opportunities was incorporated under the laws of the State of Maryland on July 6, 1999, as "Alliance Disciplined Value Fund, Inc." The Fund changed its name to "AllianceBernstein Disciplined Value Fund, Inc." on February 28, 2001, to "AllianceBernstein Focused Growth & Income Fund, Inc." on December 15, 2004, to "AllianceBernstein Core Opportunities Fund, Inc." on March 1, 2010, and to "AB Core Opportunities Fund, Inc." on January 20, 2015.

GLOBAL RISK ALLOCATION

            Global Risk Allocation is a Maryland corporation organized in 1932. The Fund changed its name to "Alliance Balanced Shares" on March 10, 1987, to "AllianceBernstein Balanced Shares, Inc." on March 31, 2003, to
"AllianceBernstein Global Risk Allocation Fund", Inc. on October 5, 2012, and to "AB Global Risk Allocation Fund, Inc." on January 20, 2015.

EQUITY INCOME

            Equity Income is a Maryland corporation organized in 1980 under the name "Alliance Utility Income Fund, Inc." The name of the Fund became "AllianceBernstein Utility Income Fund, Inc." on February 28, 2001. The Fund changed its name to "AllianceBernstein Equity Income Fund, Inc." on September 1, 2010, and to "AB Equity Income Fund, Inc." on January 20, 2015.

GLOBAL REAL ESTATE

            Global Real Estate is a Maryland corporation organized in 1996 under the name "Alliance Real Estate Investment Fund, Inc." The Fund changed its name to "AllianceBernstein Real Estate Investment Fund, Inc." on February 28, 2001, to "AllianceBernstein Global Real Estate Investment Fund, Inc." on March 1, 2007, and to "AB Global Real Estate Investment Fund, Inc." on January 20, 2015.

ALL FUNDS
---------

            It is anticipated that annual shareholder meetings will not be held for the Funds; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution and transfer agency expenses; Class B shares convert to Class A shares under certain circumstances; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


            The Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Funds with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.


Principal and Controlling Holders
---------------------------------

                                 AB VALUE FUND
                                 -------------


            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:

                                                 No. of                % of
Name and Address                             Shares of Class          Class
----------------                             ---------------          -----

Class A
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         191,130             5.78%

MLPF&S for the Sole Benefit
of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                      438,887            13.28%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            215,278             6.51%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            168,477             5.10%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       237,607             7.19%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                       220,883             6.68%

Class B
-------

Ascensus Trust Company
C/F Matthew Eddy Roth Conversion
Durham, NC 27701-1536                              2,434             6.26%

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                       5,932            15.26%

Jean Marie Derosa Cust.
FBO Dominick Derosa Jr.
Under-NY UTMA
Farmingdale, NY 11735-1913                         2,379             6.12%

Piero Sarra TOD/DE
Whitestone, NY 11357-1720                          2,674             6.88%

Class C
-------

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                      13,963             7.79%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          12,992             7.24%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       18,294            10.20%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                             37,015            20.64%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        24,685            13.76%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                        16,217             9.04%

Class R
-------

American United Life Cust.
FBO American United Trust
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                        4,760             8.88%

Matrix Trust Company Cust. FBO
Alliant Integrators, Inc.
717 17th Street, Suite 1300
Denver, CO 80202-3304                              4,790             8.93%

Matrix Trust Company Cust. FBO
Pimlico, LLC
717 17th Street, Suite 1300
Denver, CO 80202-3304                              2,996             5.59%

Matrix Trust Company Cust. FBO
Stooss USA, Inc.
717 17th Street, Suite 1300
Denver, CO 80202-3304                              6,911            12.89%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       18,207            33.96%

Class K
-------

Ascensus Trust Company FBO
Stepbrand Enterprises
401(K) Profit Sharing Plan and Trust
P.O. Box 10758
Fargo, ND 58106-0758                              39,580             6.93%

Great-West Trust Company LLC TTEE C
Cranemere LLC 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                  34,990             6.12%

Great-West Trust Company LLC TTEE C
Crystal Steel 401K Savings Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                  31,664             5.54%

Great-West Trust Company LLC TTEE C
Northeast ORL & MXLLFCL SURG 401K P
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                  29,388             5.14%

Great-West Trust Company LLC TTEE
FBO Peter Axelrod & Associates
PC 401K Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                  28,813             5.04%

Great-West Trust Company LLC TTEE
FBO Philadelphia Eye Associates Ltd. 401K
Profit Sharing Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                  30,420             5.32%

Class I
-------

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       95,946            99.45%


            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                            AB DISCOVERY VALUE FUND
                            -----------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:


                                                     No. of                % of
                                                     ------                ----
Name and Address                                 Shares of Class           Class
----------------                                 ---------------           -----

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         1,674,056             8.09%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          2,318,313            11.21%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                1,442,096             6.97%

State Street Bank and Trust as TTEE And/or
Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                1,171,737             5.66%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                           1,164,488             5.63%

Class B
-------

Ascensus Trust Company
Mr. Pool Enterprises Ltd.
David C. Kral
Lancaster, NY 14086-2969                                 4,671             5.25%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                             10,277            11.55%

Class C
-------
LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                               309,298             9.68%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                            936,290            29.31%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  257,709             8.07%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                  367,118            11.49%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             253,827             7.95%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                             457,237            14.31%

Advisor Class
-------------

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          3,167,413             5.08%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           3,251,432             5.22%

Class R
-------

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                              1,264,083            33.12%

Reliance Trust Co. Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                                 201,801             5.29%

State Street Bank and Trust as TTEE And/or
Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                  644,478            16.89%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                                 272,260             7.13%

Class K
-------

Nationwide Life Insurance Company
QPVA
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                109,642             6.17%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                245,398            13.81%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         1,719,369            15.27%

FIIOC as Agent for Certain Employee Benefit
Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                             1,162,965            10.33%

MG Trust Company Cust. FBO
United of Omaha for Various Ret. Pla.
717 17th Street, Suite 1300
Denver, CO 80202-3304                                  819,852             7.28%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                            895,245             7.95%

PIMS/Prudential Ret. Plan
Nominee Trustee Custodian
105 Toll Bros. 401(k) Savings Plan
250 Gibraltar Rd.
Horsham, PA 19044-2323                               1,333,078            11.84%

Voya Institutional Trust Company
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                               3,284,778            29.17%

Class Z
-------

FIIOC As Agent For Certain Employee Benefits
Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                            14,598,354            32.52%

MAC & Co.
c/o The Bank of New York Mellon
500 Grant Street
Rm. 151-1010
Pittsburgh, PA 15219-2502                            3,756,045             8.37%

Planmember Services Acting Agent for UMB
Bank CUST Qualified A/C
6187 Carpinteria Ave.
Carpinteria, CA 93013-2805                           2,918,772             6.50%

Planmember Services Acting Agent for UMB
Bank CUST Qualified A/C
6187 Carpinteria Ave.
Carpinteria, CA 93013-2805                           3,038,719             6.77%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                          AB INTERNATIONAL VALUE FUND
                          ---------------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:


                                                  No. of                    % of
                                                  ------                    ----
Name and Address                              Shares of Class              Class
----------------                              ---------------              -----

Class A
-------

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                       494,464                 5.36%

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                            576,430                 6.25%

MLPF&S for the Sole Benefit of Its
Customers
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        855,192                 9.27%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                              689,714                 7.48%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                              813,812                 8.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         541,292                 5.87%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         506,631                 5.49%

Class B
-------

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                3,569                 8.83%

Class C
-------

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                        46,752                 7.50%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                            56,547                 9.07%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        104,955                16.83%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                               53,352                 8.55%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                               99,966                16.03%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                          44,698                 7.17%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                       181,317                 5.27%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                              239,377                 6.96%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                              444,574                12.93%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         297,308                 8.65%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1785                        305,792                 8.89%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                           642,424                18.69%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         243,052                 7.07%

Class R
-------

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                            437,075                45.94%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                         94,279                 9.91%

Reliance Trust Co. Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                             150,208                15.79%

State Street Bank and Trust as TTEE
And/or Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                               69,995                 7.36%

Class K
-------

Great-West Trust Company LLC TTEE C
Minnesota Surgical Associates
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                    80,349                10.90%

Matrix Trust Company as Trustee FBO
EPlan Services Group Trust
C/O Mutual Funds
P.O. Box 52129
Phoenix, AZ 85072-2129                              57,328                 7.78%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                            117,979                16.01%

Class I
-------

Ascensus Trust Company FBO
Clemente, Mueller & Tobia P A 401(K)
P.O. Box 10758
Fargo, ND 58106-0758                                21,843                 5.87%

John Hancock Trust Company LLC
BTIG LLC 401K Plan
690 Canton St., Suite 100
Westwood, MA 02090-2324                             46,544                12.51%

John Hancock Trust Company LLC
San Diego Electrical Annuity Plan
690 Canton St., Suite 100
Westwood, MA 02090-2324                             34,595                 9.30%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1785                         30,931                 8.31%

State Street Bank and Trust as TTEE
And/or Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                               22,704                 6.10%

TIAA-CREF Trust Co. Cust/TTEE FBO Retirement
Plans for Which TIAA acts as Recordkeeper
Attn: Trust Operations
211 N. Broadway, Suite 1000
Saint Louis, MO 63102-2748                          56,566                15.20%


            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                             AB RELATIVE VALUE FUND
                             ----------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:

                                                       No. of               % of
                                                       ------               ----
Name and Address                                   Shares of Class         Class
----------------                                   ---------------         -----

Class A
-------

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           25,725,892          10.44%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                 14,181,210           5.76%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                 13,590,405           5.52%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            18,281,213           7.42%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                            20,501,374           8.32%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               108,488           5.76%

Class C
-------
Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                             963,150           9.15%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                               1,165,793          11.08%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                           1,053,734          10.02%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  1,015,507           9.65%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                  1,476,553          14.03%

Raymond James
Omnibus for Mutual Funds
House Account Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                            579,387           5.51%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                                 712,121           6.77%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                               838,305           7.97%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                               3,089,196           6.53%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                           6,617,192          13.99%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  4,844,468          10.25%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                  4,174,461           8.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2502                            5,169,268          10.93%

Raymond James
Omnibus for Mutual Funds
House Account Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          2,996,538           6.34%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             2,872,779           6.08%

Class R
-------

Ascensus Trust Company
FBO the Seabrook of Hilton Head Retirement
Plan
P.O. Box 10758
Fargo, ND 58106-0758                                      83,098           5.81%

Mid Atlantic Trust Co. FBO
Expolanka USA, LLC
401K Profit
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                                152,267          10.64%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                             140,373           9.81%

State Street Bank and Trust as TTEE
And/or Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                    291,103          20.35%

Class K
-------

Great-West Trust Company LLC FBO Employee
Benefits Clients 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                         290,520           6.11%

Great-West Trust Company LLC TTEE C
Minnesota Surgical Associates
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                         248,758           5.23%

National Financial Services LLC
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                  2,592,663          54.52%

State Street Bank and Trust as TTEE
And/or Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                    271,869           5.72%

Voya Institutional Trust Company
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                                   504,595          10.61%

Class I
-------

FIIOC as Agent for Certain Employee Benefit
Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                 315,565           5.00%

Great-West Trust Company LLC FBO Employee
Benefits Clients 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                       1,188,273          18.85%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                  1,273,427          20.20%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                1,849,110          29.33%

Class Z
-------

AB MMSRetirement Vintage 2025
1345 Avenue of the Americas
New York, NY 10105-0302                                1,004,012           8.22%

AB MMSRetirement Vintage 2030
1345 Avenue of the Americas
New York, NY 10105-0302                                1,293,264          10.59%

AB MMSRetirement Vintage 2035
1345 Avenue of the Americas
New York, NY 10105-0302                                1,243,627          10.18%

AB MMSRetirement Vintage 2040
1345 Avenue of the Americas
New York, NY 10105-0302                                1,001,119           8.20%

AB MMSRetirement Vintage 2045
1345 Avenue of the Americas
New York, NY 10105-0302                                  870,339           7.13%

Reliance Trust Co. TTEE
ADP Access Large Market 401K
1100 Abernathy Rd.
Atlanta, GA 30328-5620                                 2,846,196          23.31%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                           AB CORE OPPORTUNITIES FUND
                           --------------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:

                                                    No. of                % of
                                                    ------                ----
Name and Address                                Shares of Class           Class
----------------                                ---------------           -----

Class A
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                              481,163             5.90%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           620,261             7.61%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                               1,762,892            21.63%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            895,128            10.98%

Class B
-------

Ascensus Trust Company
David Heating & Cooling, Inc. NDFI
Stephen T. Allison
Merrimac, MA 01860-1812                                 4,087             6.02%

Jeanine R. Shepherd
Seattle, Washington 98103-8148                          3,404             5.01%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              5,311             7.82%

Class C
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                               81,710             6.06%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           132,645             9.83%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                 118,219             8.76%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                 133,376             9.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             80,942             6.00%

Raymond James
Omnibus for Mutual Funds
House Account Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                         247,610            18.35%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                            185,145            13.72%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                          190,606             5.65%

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                          489,514            14.50%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                              368,901            10.93%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                 192,456             5.70%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                 247,371             7.33%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            780,341            23.12%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                         186,137             5.52%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                            242,614             7.19%

Class R
-------

American United Life Cust. FBO
American United Trust
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                            65,380            16.11%

American United Life Cust. FBO
AUL American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                            23,602             5.82%

Christina Pfleider & Tom Pfleider T FBO Meta
Dynamic Inc. 401(k) PSP
c/o Fascore LLC
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002                       30,577             7.53%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                            34,926             8.61%

National Financial Services LLC
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                 122,519            30.19%

Class K
-------

Ascensus Trust Company FBO
International Integrated Solutions Ltd.
401(k) Profit Sharing Plan and Trust
P.O. Box 10758
Fargo, ND 58106-0758                                   32,470            11.76%

Great-West Trust Company LLC TTEE FBO
Advanced Specialty Care PC Profit Sharing
Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                       17,540             6.36%

Great-West Trust Company LLC TTEE FBO Tech
Quip, Inc. 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                       29,118            10.55%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                               102,481            37.13%

Class I
-------

FFIOC FBO
Walker Emulsions Inc. 401(K) Plan
100 Magellan Way KWIC
Covington, KY 41015-1987                               64,688            17.60%

Great-West Trust Company LLC FBO Employee
Benefits Clients 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                       90,931            24.74%

National Financial Services LLC
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                  24,944             6.79%

Nationwide Trust Co. FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                40,197            10.94%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1785                           104,674            28.48%

Class Z
-------

Equitable Life For Separate Account #65
Qualified Plan
Attn: Susan Serro
525 Washington Blvd., Floor 27
Jersey City, NJ 07310-1606                              8,489             6.16%

FIIOC FBO
Kroeschell, Inc. Contributory Profit Sharing
/401(k) Plan
100 Magellan Way KWIC
Covington, KY 41015-1987                               20,068            14.57%

Saxon & Co.
VI Omnibus Account VICA
P.O. Box 7780-1888
Philadelphia, PA 19182-0001                            11,523             8.36%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                                 83,384            60.52%


            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                         AB GLOBAL RISK ALLOCATION FUND
                         ------------------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:


                                                   No. of               % of
                                                   ------               ----
Name and Address                               Shares of Class          Class
----------------                               ---------------          -----

Class A
-------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                             961,528            7.62%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       1,386,057           10.99%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                               658,294            5.22%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        1,096,904            8.70%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                          886,607            7.03%

Class B
-------

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          10,120            8.03%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            6,987            5.54%

Class C
-------

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                         65,791           13.26%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                             39,954            8.05%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          44,614            8.99%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                75,321           15.18%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           27,205            5.48%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                        42,517            8.57%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           38,184            7.69%

Advisor Class
-------------

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                         54,972            6.12%

Great-West Trust Company LLC TTEE C FBO:
College of Westchester Business School 401K
C/O Fascore LLC
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                     80,519            8.97%

Providence Ear Nose & Throat Assoc. Inc.
401K PS Plan
Steven W. Fisher TTEE
2112 Providence Avenue
Chester, PA 19013-5507                              148,306           16.52%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                        54,719            6.10%

State Street Bank and Trust as TTEE And/or
Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                58,259            6.49%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           83,593            9.31%

Class R
-------

FIIOC FBO
Learned, Reilly, Learned & Hughes
Profit Sharing Plan
100 Magellan Way KWIC
Covington, KY 41015-1987                             15,245           12.51%

Great-West Trust Company LLC FBO Employee
Benefits Clients 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                     12,746           10.46%

Mid Atlantic Trust Co. FBO
Pikus Concrete & Construction 401(k)
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                            34,641           28.43%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          22,644           18.59%

TD Ameritrade Trust Company
P.O. Box 17748
Denver, CO 80217-0748                                18,345           15.06%

Class K
-------

Ascensus Trust Company FBO International
Integrated Solutions Ltd. 401(K) Profit
Sharing Plan and Trust
P.O. Box 10758
Fargo, ND 58106-0758                                  4,997            6.41%

Great-West Trust Company LLC TTEE C
Miller, Shpiece & Tischler PC RSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                     10,575           13.56%

Great-West Trust Company LLC TTEE FBO
Holloman Holdings Corp. Management
Investment Deferred Compensation Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                      4,373            5.61%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                              34,722           44.51%

VRSCO
Attn: Chris Bauman
2727-A Allen Parkway 4-D1
Houston, TX 77019-2107                                6,948            8.91%

Class I
-------

FIIOC FBO
API Heat Transfer Inc. 401(k) Plan
100 Magellan Way KWIC
Covington, KY 41015-1987                             32,653           28.01%

FIIOC FBO
Brewster Cheese Company
401(k) Profit Sharing Plan
100 Magellan Way KWIC
Covington, KY 41015-1987                             42,846           36.75%

FIIOC FBO
Toyota Material Handling Midwest Inc. DBA
Prolift Industrial
100 Magellan Way KWIC
Covington, KY 41015-1987                             10,294            8.83%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                              24,140           20.70%


            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                             AB EQUITY INCOME FUND
                             ---------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:


                                                  No. of                   % of
                                                  ------                   ----
Name and Address                              Shares of Class              Class
----------------                              ---------------              -----

Class A
-------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                           855,972                 8.08%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          548,175                 5.18%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                     1,292,471                12.20%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                             884,069                 8.35%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      1,063,179                10.04%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                      1,100,951                10.40%

Class B
-------

Ascensus Trust Company
C/F Wayne M. Herbert Roth IRA
Swansboro, NC 28584-8603                            2,387                 5.54%

National Financial Services LLC
For the Exclusive Benefit
Of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                               3,916                 9.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          2,852                 6.62%

Class C
-------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                           210,229                 6.96%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       383,444                12.70%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                             234,088                 7.75%

National Financial Services LLC
For the Exclusive Benefit
Of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                             173,875                 5.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        382,419                12.67%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                     476,152                15.77%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                        473,846                15.70%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          700,436                10.62%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       650,044                 9.85%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        635,837                 9.64%

UBS WM USA
Omni Account M/F
Attn: Dept. Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                          332,746                 5.04%

Wells Fargo Clearing Services, LLC
Special Custody Account For the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                        532,924                 8.08%

Class R
-------

PIMS/Prudential Ret. Plan
Nominee Trustee Custodian
800 Volk Enterprises Inc. Safety
618 S. Kilroy Road
Turlock, CA 95380-9531                             29,229                 7.32%

Reliance Trust Co. Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                             33,198                 8.31%

State Street Bank and Trust as TTEE And/or
Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                              92,026                23.04%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                             87,883                22.00%

Class K
-------

Ascensus Trust Company
FBO Cullen & Danowski
401K Plan
P.O. Box 10758
Fargo, ND 58106-0758                                5,900                 5.09%

Ascensus Trust Company
FBO Winston Retail Solutions, LLC
401(K) P/S Plan
P.O. Box 10758
Fargo, ND 58106-0758                                6,751                 5.83%

Chris Chambers & David L. Chambers T
Chambers Insurance Agency Inc. PSP
C/O Fascore LLC
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                    6,407                 5.53%

Great-West Trust Company LLC TTEE FBO Gordon
Fournaris & Mammarella PA Profit Sharing
Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                    8,045                 6.95%

Great-West Trust Company LLC TTEE FBO Shapco
Printing Inc.  401K Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                    6,003                 5.18%

Great-West Trust Company LLC TTEE FBO
Virginia Ear, Nose & Throat Associates PC
401K Profit Sharing Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                    5,984                 5.17%

MG Trust Company Cust. FBO
C. B. Construction Inc.
401(K) PROF
717 17th Street, Suite 1300
Denver, CO 80202-3304                               6,239                 5.39%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                            25,575                22.08%

Class I
-------

FFIOC Sigmapharm Laboratories LLC 401(K)
Profit Sharing Plan
100 Magellan Way KWIC
Covington, KY 41015-1987                            2,543                 6.89%

Great-West Trust Company LLC
Plans of Great West Financial
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   15,491                41.98%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                            15,474                41.94%

Class Z
-------

Capital Bank & Trust Company TTEE F
Mansperger Patterson & McMullin 401
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   26,595                34.91%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                             41,398                54.34%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                     AB GLOBAL REAL ESTATE INVESTMENT FUND
                     -------------------------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2018:


                                                No. of                    % of
                                                ------                    ----
Name and Address                            Shares of Class               Class
----------------                            ---------------               -----

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                      301,317                 7.34%

MLPF&S for the Sole Benefit of Its
Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       454,914                11.09%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                             264,623                 6.45%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        323,936                 7.89%

Wells Fargo Clearing Services, LLC
Special Custody Account For the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                        344,598                 8.40%

Class B
-------

David L. Ferraro
Gaithersburg, MD 20879-1758                         2,221                 7.87%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          2,764                 9.80%

Class C
-------

Charles Schwab & Co. Inc.
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                       33,472                11.39%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                           30,437                10.35%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                              55,353                18.83%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                              31,214                10.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         28,531                 9.71%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                         44,884                15.27%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          665,327                19.72%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                           1,234,700                36.59%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        250,756                 7.43%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                        265,460                 7.87%

Class R
-------

Reliance Trust Co. Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                             52,523                11.38%

State Street Bank and Trust as TTEE And/or
Cust. FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                             193,210                41.86%

Class K
-------

Great-West Trust Company LLC TTEE C
AEA Investors LLC 401K Savings Plan
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   49,366                 7.60%

Great-West Trust Company LLC TTEE C
Miller Shpiece & Tischler PC RSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   33,830                 5.21%

Great-West Trust Company LLC TTEE C
Tristate HVAC Equipment LLP 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   33,555                 5.16%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                            39,371                 6.05%

Class I
-------

CBNA Cust. FBO Gen'l. Church of New
Jerusalem DB
6 Rhoads Dr., Ste. 7
Utica, NY 13502-6317                               84,378                18.60%

FFIOC as Agent for Certain Employee Benefit
Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                           25,072                 5.53%

Great-West Trust Company LLC FBO Employee
Benefits Clients 401(k)
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   37,011                 8.16%

Great-West Trust Company LLC FBO Plans of
Great West Financial
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   72,197                15.92%

Matrix Trust Company as Trustee FBO C/F
Bowie Gridley Architects 401(k)
P.O. Box 52129
Phoenix, AZ 85072-2129                             29,312                 6.46%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                            34,224                 7.54%

Reliance Trust Co. FBO
Studios Arch
P.O. Box 48529
Atlanta, GA 30362-1529                             39,527                 8.71%


            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                          AB SMALL CAP VALUE PORTFOLIO
                          ----------------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:


                                                 No. of                    % of
                                                 ------                    ----
Name and Address                             Shares of Class               Class
----------------                             ---------------               -----

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Ave.
White Plains, NY 10601-1712                          1,002                 7.36%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                             4,335                31.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           7,189                52.79%

Reed A. McCullough
Fort Dodge, IA 50501-2920                              935                 6.87%

Advisor Class
-------------

Minnesota Life Insurance Company
400 Robert St. N., Ste. A
Saint Paul, MN 55101-2099                        1,913,758                14.03%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            5,406,379                39.64%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712                      1,300,797                 9.54%

SEI Private Trust Co.
C/O Heartland Wealth Advisory Services
One Freedom Valley Drive
Oaks, PA 19456-9989                              1,258,450                 9.23%

Wells Fargo Bank
FBO Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NC 28288-1076                           798,606                 5.85%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                         AB ALL MARKET INCOME PORTFOLIO
                         ------------------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:


                                                  No. of                 % of
                                                  ------                 ----
Name and Address                              Shares of Class            Class
----------------                              ---------------            -----

Class A
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          81,511                13.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        33,460                 5.37%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1785                      214,305                34.42%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1785                      221,077                35.51%

Class C
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          31,658                36.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        11,431                13.24%

Stifel Nicolaus & Company Inc.
Gary D. Sorg & Patricia A. Sorg TTEES
501 N. Broadway, 8th Floor
Saint Louis, MO 63102-2137                         7,104                 8.23%

Stifel Nicolaus & Company Inc.
Janice Williams Braman & John Wallace
Williams TTEES
501 N. Broadway, 8th Floor
Saint Louis, MO 63102-2137                         8,371                 9.70%

Stifel Nicolaus & Company Inc.
Ronald R. Ernst IRA
501 N. Broadway, 8th Floor
Saint Louis, MO 63102-2137                         5,155                 5.97%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                       1,720,232                16.97%

SEI Private Trust Co.
C/O Heartland Bank
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456-9989                            1,382,728                13.64%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.

                         AB ALL CHINA EQUITY PORTFOLIO
                         -----------------------------

            To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund as of February 1, 2019:


                                          No. of                 % of
                                          ------                 ----
Name and Address                      Shares of Class            Class
----------------                      ---------------            -----

Class A
-------

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712               80,856                51.48%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712               30,788                19.60%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712               44,404                28.27%

Advisor Class
-------------

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712              349,083                 6.18%



            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of February 1, 2019.


Custodian and Accounting Agent
------------------------------


            State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210, acts as the custodian for the assets of Value Fund, Discovery Value, International Value, Relative Value, Core Opportunities, Global Risk Allocation, Equity Income, Small Cap Value and All Market Income and as their accounting agent but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into sub-custodial agreements for the holding of each Fund's foreign securities.

            Brown Brothers, 50 Post Office Square, Boston, MA 02110, acts as the custodian for the assets of Global Real Estate Investment Fund and All China Equity and as their accounting agent but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of each Fund's foreign securities.


Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the Funds' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, each Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for each of the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2014 is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Funds' website at www.abfunds.com; or both; and (ii) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the internet at www.abfunds.com

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of each of Value Fund, Discovery Value, International Value, Core Opportunities, Global Real Estate, Global Risk Allocation, Equity Income, Small Cap Value, All Market Income and All China Equity for the fiscal year or period ended November 30, 2018 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund's annual report. The annual report for each Fund was filed on Form N-CSR with the SEC on February 1, 2019. The financial statements of Relative Value for the fiscal year ended October 31, 2018 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report for the Fund was filed on Form N-CSR with the SEC on January 4, 2019. Each Fund's annual report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

                                                                     Appendix A

[A/B]
[LOGO]/R/

                  Proxy Voting and Governance Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy ("Proxy Voting and Governance Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting and Governance Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are "bundled" on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals:  Appointment of Auditors
-------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------

These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC's framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

                                    PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits
            --------

            (a)   (1)   Articles of Incorporation of the Registrant -
                        Incorporated by reference to Exhibit 1 to Post-Effective
                        Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on October
                        31, 1997.

                  (2) Articles Supplementary to Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 3, 1997.

                  (3) Articles of Amendment to Articles of Incorporation of the Registrant dated February 12, 2001 and filed February 13, 2001 - Incorporated by reference to Exhibit
                        (a)(3) to Post-Effective Amendment No. 18 of
                        Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on March 29, 2002.

                  (4) Articles Supplementary to Articles of Incorporation of the Registrant dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit
                        (a)(4) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 25, 2005.

                  (5) Articles of Amendment to Articles of Incorporation of the Registrant, dated August 24, 2010 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 31 of the Registrant's POS EX filing to Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on September 1, 2010.

                  (6) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 24, 2013 and filed October 2, 2013 - Incorporated by reference to Exhibit
                        (a)(6) to Post-Effective Amendment No. 38 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on October 15, 2013.

                  (7) Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed January 20, 2015 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 42 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 27, 2015.

            (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 28, 2006.

            (c)   Not applicable.

            (d) Advisory Agreement between the Registrant and AllianceBernstein L.P., dated as of September 28, 1993, as amended September 7, 2004 and June 14, 2006 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 28, 2017.

            (e)   (1)   Distribution Services Agreement between the Registrant
                        and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment
                        No. 9 of Registrant's Registration Statement on Form
                        N-1A (File Nos. 33-66630 and 811-07916), filed with the
                        Securities and Exchange Commission on October 31, 1997.

                  (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. dated July 16, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 3, 1997.

                  (3) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Investment Research and Management, Inc.), dated as of March 1, 2005 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 28, 2017.

                  (4) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Investment Research and Management, Inc.), dated as of June 14, 2006 - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 28, 2017.

                  (5) Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

                  (6) Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(7) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

                  (7) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant, effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (8) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc., making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (9) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (10) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated August 9, 2013 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 42 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 27, 2015.

            (f)   Not applicable.

            (g) Master Custodian Agreement, dated August 3, 2009 between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (h)   (1)   Transfer Agency Agreement between the Registrant and
                        AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment
                        No. 10 of Registrant's Registration Statement on Form
                        N-1A (File Nos. 33-66630 and 811-07916), filed with the
                        Securities and Exchange Commission on January 30, 1998.

                  (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 28, 2007.

                  (3)   Expense Limitation Undertaking by AllianceBernstein L.P.
                        - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on October 29, 1999.

                  (4) Expense Limitation Undertaking by AllianceBernstein L.P., dated October 15, 2013 - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 29, 2017.

                  (5) Management Fee Waiver Undertaking, dated June 1, 2016, by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 172 of the Registration Statement on Form N-1A of AB Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on February 23, 2018.

            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

            (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

            (k)   Not applicable.

            (l)   Not applicable.

            (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.


            (n) Amended and Restated Rule 18f-3 Plan, dated May 5, 2017 - Incorporated by reference to Exhibit (48) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-07916), filed with the Securities and Exchange Commission on February 28, 2018.


            (o)   Reserved.

            (p)   (1)   Code of Ethics for the Fund - Incorporated by reference
                        to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of
                        AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and
                        811-02383), filed with the Securities and Exchange
                        Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

                  (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

Other Exhibits:


            Powers of Attorney for: Michael J. Downey, Nancy P. Jacklin, Robert
            M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 28,
            Article IX of Registrant's Amended and Restated By-Laws, filed as Exhibit (b) in response to Item 28, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 28, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) in response to Item 28, as set forth below.

            Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

                  (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                  (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

            Article IX of the Registrant's Amended and Restated By-Laws reads as follows:

                  To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

                  Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Advisory Agreement to be between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

            The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation, Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (b), (d), (e)(1), (e)(2) and (e)(3), respectively, in response to Item 28 and each of which are incorporated by reference herein.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party trustees), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            The Registrant participates in a joint directors liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company . In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein L.P., set forth in Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters.

            (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:


                  AB Bond Fund, Inc.
                  AB Cap Fund, Inc.
                  AB Core Opportunities Fund, Inc.
                  AB Corporate Shares
                  AB Discovery Growth Fund, Inc.
                  AB Fixed-Income Shares, Inc.
                  AB Global Bond Fund, Inc.
                  AB Global Real Estate Investment Fund, Inc.
                  AB Global Risk Allocation Fund, Inc.
                  AB High Income Fund, Inc.
                  AB Institutional Funds, Inc.
                  AB Intermediate California Municipal Portfolio(1) AB Intermediate Diversified Municipal Portfolio(1) AB Intermediate New York Municipal Portfolio(1)
                  AB International Portfolio(2)
                  AB Large Cap Growth Fund, Inc.
                  AB Municipal Income Fund, Inc.
                  AB Municipal Income Fund II
                  AB Relative Value Fund, Inc.
                  AB Short Duration Portfolio(3)
                  AB Sustainable Global Thematic Fund, Inc.
                  AB Sustainable International Thematic Fund, Inc. AB Tax-Managed International Portfolio(4)
                  AB Trust
                  AB Unconstrained Bond Fund, Inc.
                  AB Variable Products Series Fund, Inc.
                  Emerging Markets Portfolio(5)
                  Sanford C. Bernstein Fund II, Inc.
                  The AB Portfolios
_________________

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.
2 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.
3 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.
4 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.
5 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.


            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.


                                                         POSITIONS AND
                           POSITIONS AND                 OFFICES WITH
NAME                       OFFICES WITH UNDERWRITER      REGISTRANT
----                       ------------------------      -------------



Directors
---------

Robert M. Keith            Director                         President and Chief
                                                            Executive Officer
Christopher Bricker        Director

Laurence E. Craanch        Director

Gary Krueger               Director

David Lesser               Director

Mark R. Manley             Director, and Secretary

William Siemers            Director


Officers
--------

Emilie D. Wrapp            Senior Vice President,           Secretary
                           Assistant
                           General Counsel and Assistant
                           Secretary

Laurence H. Bertan         Senior Vice President and
                           Assistant Secretary

Richard A. Brink           Senior Vice President

Peter G. Callahan          Senior Vice President

Kevin T. Cannon            Senior Vice President

Michael A. Capella         Senior Vice President

Nelson Kin Hung Chow       Senior Vice President

Flora Chi Ju Chuang        Senior Vice President

Russell R. Corby           Senior Vice President

Jose Cosio                 Senior Vice President

John W. Cronin             Senior Vice President

Silvio Cruz                Senior Vice President

Christine M. Dehil         Senior Vice President

John C. Endahl             Senior Vice President

John Edward English        Senior Vice President

Daniel Ennis               Senior Vice President

Robert K. Forrester        Senior Vice President

Mark A. Gessner            Senior Vice President

Kenneth L. Haman           Senior Vice President

Michael S. Hart            Senior Vice President

Ajai M. Kaul               Senior Vice President

Scott M. Krauthamer        Senior Vice President

Jonathan M. Liang          Senior Vice President

Karen (Yeow Ping) Lim      Senior Vice President

James M. Liptrot           Senior Vice President and
                           Assistant Controller

William Marsalise          Senior Vice President

Brendan Murray             Senior Vice President

Joanna D. Murray           Senior Vice President

John J. O'Connor           Senior Vice President

Suchet Padhye (Pandurang)  Senior Vice President

Guy Prochilo               Senior Vice President

John D. Prosperi           Senior Vice President

Kevin Rosenfeld            Senior Vice President

Miguel A. Rozensztroch     Senior Vice President

John Schmidt               Senior Vice President

Elizabeth M. Smith         Senior Vice President

Christian G. Wilson        Senior Vice President

Derek Yung                 Senior Vice President

Robert J. Amberger         Vice President

Elizabeth Anderson         Vice President

Eric Anderson              Vice President

Constantin L. Andreae      Vice President

Steven Arts                Vice President

Helena Bayer               Vice President

DeAnna D. Beedy            Vice President

Corey S. Beckerman         Vice President

Christopher M. Berenbroick Vice President

Chris Boeker               Vice President

Brandon W. Born            Vice President

James J. Bracken           Vice President

Robert A. Brazofsky        Vice President

Friederike Grote Brink     Vice President

James Broderick            Vice President

Steven B. Bruce            Vice President

Kathleen Byrnes            Vice President

Christopher J. Carrelha    Vice President

Tso Hsiang Chang           Vice President

Chester Chappell           Vice President

Debby Jui Ying Cheng       Vice President

Mikhail Cheskis            Vice President

Daisy (Sze Kie) Chung      Vice President

Peter T. Collins           Vice President

Joseph (Don) Connell       Vice President

Dwight P. Cornell          Vice President

Nora E. (Murphy) Connerty  Vice President

Massimo Dalla Vedova       Vice President

Francesca Dattola          Vice President

Kevin M. Dausch            Vice President

Giovanni De Mare           Vice President

Frank de Wit               Vice President

Michael Deferro            Vice President

Marc J. Della Pia          Vice President

Patrick R. Denis           Vice President

Ralph A. DiMeglio          Vice President

Martin Dilg                Vice President

Joseph T. Dominguez        Vice President

Barbara Anne Donovan       Vice President

Steve Doss                 Vice President

Sarah Entzeroth Hartzke    Vice President

Gregory M. Erwinski        Vice President

Nathalie Faure             Vice President

Robert Fiorentino          Vice President

Susan A. Flanagan          Vice President

Carey Fortnam              Vice President

Taylor K. Fragapane        Vice President

Eric C. Freed              Vice President                   Assistant Secretary

Ignacio Fuenzalida         Vice President

Shigehiro Fukuyama         Vice President

Yuko Funato                Vice President

Ryan Garcia                Vice President

Kimberly A. Collins Gorab  Vice President

Joseph Haag                Vice President

Brian P. Hanna             Vice President

Kenneth Handler            Vice President

Gregory Handrahan          Vice President

Terry L. Harris            Vice President

Nancy E. Hay               Vice President                   Assistant Secretary

Philippe Hemery            Vice President

David Henry                Vice President

Olivier Herson             Vice President

Alexander Hoffmann         Vice President

Brian Horvath              Vice President

Eric S. Indovina           Vice President

Tina Kao                   Vice President

Jeffrey Kelly              Vice President

Amir Khorami               Vice President

Gunnar Knierim             Vice President

Anthony D. Knight          Vice President

Tomas Kukla                Vice President

Stephen J. Laffey          Vice President and Counsel       Assistant Secretary

Christopher J. Larkin      Vice President

Chang Hyun Lee             Vice President

Matthews Lee               Vice President

Ginnie Li                  Vice President

Albert Yen Po Lien         Vice President

Jim Lui (Chi-Hsiung)       Vice President

Darren L. Luckfield        Vice President

Matthew J. Malvey          Vice President

Robert Mancini             Vice President

Todd Mann                  Vice President

Osama Mari                 Vice President

Nicola Meotti              Vice President

Yuji Mihashi               Vice President

Aimee Minora               Vice President

David Mitchell             Vice President

Benjamin Moore             Vice President

Paul S. Moyer              Vice President

Jennifer A. Mulhall        Vice President

Masaru Nakabachi           Vice President

Robert D. Nelms            Vice President

Stephen Nguyen             Vice President

Jamie A. Nieradka          Vice President

Markus Novak               Vice President

Mayumi Okujo               Vice President

Bryan R. Pacana            Vice President

Alex E. Pady               Vice President

David D. Paich             Vice President

Kim Chu Perrington         Vice President

Jared M. Piche             Vice President

Joseph J. Proscia          Vice President

Diana Quesada Mihanovich   Vice President

Damien Ramondo             Vice President

Carol H. Rappa             Vice President

Jessie A. Reich            Vice President

Lauryn A. Rivello          Vice President

Phillip R. Rollins         Vice President

Claudio Rondolini          Vice President

Susanne Russotto           Vice President

David Saslowsky            Vice President

Richard A. Schwam          Vice President

Craig Schorr               Vice President

Harish Sidaganahalli       Vice President

Louis Sideropoulos         Vice President

John F. Skahan             Vice President

Chang Min Song             Vice President

Daniel L. Stack            Vice President

Jason P. Stevens           Vice President

Keng-Hsien Su              Vice President

Yukari Takahashi           Vice President

Scott M. Tatum             Vice President

Derek Tay                  Vice President

James Taylor               Vice President

Kin Yip Keynes Tin         Vice President

Megan Tracy                Vice President

Andrew Tseng-Chi Tsai      Vice President

Ming Tung (Ming Kai)       Vice President

Christian B. Verlingo      Vice President

Shimon Wakamatsu           Vice President

Vivi Wang                  Vice President

Raleigh Watson             Vice President

Pascal Weber               Vice President

Wendy Weng                 Vice President

Stephen M. Woetzel         Vice President                   Controller

Chapman Tsan Wong          Vice President

Brandon Hung-Wen Yang      Vice President

Isabelle (Hsin-I) Yen      Vice President

Oscar Zarazua              Vice President

Martin J. Zayac            Vice President

Armand H. Amrit            Assistant Vice President

Douglas Caggiano           Assistant Vice President

Jessica Chung Hui Chang    Assistant Vice President

Cora Pei Chen              Assistant Vice President

Eddie Pei Yuan Chen        Assistant Vice President

Rita Yi Hua Chen           Assistant Vice President

William Chen               Assistant Vice President

Eun Jun Choi               Assistant Vice President

Melissa Mei Ling Chou      Assistant Vice President

Charles Cochran            Assistant Vice President

Hanna Edelman              Assistant Vice President

Nataliya Fomenko           Assistant Vice President

Isabelle Husson            Assistant Vice President

Naoko Imami                Assistant Vice President

Eitaro Kajiwara            Assistant Vice President

Yvonne Khng (Sock Koon)    Assistant Vice President

William R. Krofcheck       Assistant Vice President

John Lancashire            Assistant Vice President

Nathan Lyden               Assistant Vice President

Emily Ming Yi Ma           Assistant Vice President

Sonja Noothout             Assistant Vice President

Miyako Otake               Assistant Vice President

Charissa A. Pal            Assistant Vice President

Brian W. Paulson           Assistant Vice President

Pablo Perez                Assistant Vice President

Thomas Perini              Assistant Vice President

Kirsten Rieder             Assistant Vice President

Timothy Ryan               Assistant Vice President

Matthew L. Santora         Assistant Vice President

Barbara Stuyt              Assistant Vice President

Michiyo Tanaka             Assistant Vice President

Miyako Taniguchi           Assistant Vice President

Thomas Tracy               Assistant Vice President

Misty Kai-Chen Tseng       Assistant Vice President

Laurence Vandecasteele     Assistant Vice President

William Wielgolewski       Assistant Vice President

Henry M. Winchester        Assistant Vice President

Frank Ching Han Wu         Assistant Vice President

Colin T. Burke             Assistant Secretary


      (c)    Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                   ----------
\

            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 28th day of February, 2019.


                                          AB EQUITY INCOME FUND, INC.


                                          By:   /s/ Robert M. Keith
                                                -------------------
                                                    Robert M. Keith
                                                    President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                       Title                Date
      ---------                       -----                ----



1.    Principal Executive
      Officer:

      /s/ Robert M. Keith           President and       February 28, 2019
      -------------------           Chief Executive
          Robert M. Keith           Officer

2.    Principal Financial
      and Accounting
      Officer:

      /s/ Joseph J. Mantineo        Treasurer and       February 28, 2019
      ----------------------        Chief Financial
          Joseph J. Mantineo        Officer

3.    All of the Directors:
      --------------------

      Michael J. Downey*
      Nancy P. Jacklin*
      Robert M. Keith*
      Carol C. McMullen*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*

      *By: /s/ Stephen J. Laffey                        February 28, 2019
           ---------------------
               Stephen J. Laffey
              (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.             Description of Exhibits
-----------             -----------------------

(i)                     Opinion and Consent of Seward & Kissel LLP

(j)                     Consent of Independent Registered Accounting Firm

Other Exhibits          Powers of Attorney